As filed with the Securities and Exchange Commission on January 6, 2012

File No.: 333-

File No.:  811-05186

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Pre-Effective Amendment No.   ☐

Post-Effective Amendment No.  ☐

(Check appropriate box or boxes)

Advanced Series Trust

(Exact Name of Registrant as Specified in Charter)

(203) 926-1888

(Area Code and Telephone Number)

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Address of Principal Executive Offices:
(Number, Street, City, State, Zip Code)

Deborah A. Docs, Esq.

Secretary, Advanced Series Trust

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

Name and Address of Agent for Service:

(Number and Street) (City) (State) (Zip Code)

Copies to:

Christopher E. Palmer, Esq.

Goodwin Procter LLP

901 New York Avenue, NW

Washington, D.C. 20001

Approximate Date of Proposed Public Offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on February 5, 2012 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of the securities being registered:  Shares of the AST New Discovery Asset Allocation Portfolio of Advanced Series Trust.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Advanced Series Trust
Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102
Telephone (888) 778-2888

[February __, 2012]

Dear Contract Owner,

As a contract owner who beneficially owns shares of the AST American Century Income & Growth Portfolio (the “American Century Portfolio”) of Advanced Series Trust (the “Trust”), you are cordially invited to a Special Meeting of Shareholders (the “Meeting”) of the American Century Portfolio to be held at the offices of the Trust, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on March 15, 2012, at 10:00 a.m. Eastern time.

The Meeting is very important to the future of the American Century Portfolio. At the Meeting, shareholders of the American Century Portfolio will be asked to approve or disapprove, as more fully described in the attached Prospectus/Proxy Statement, a Plan of Reorganization of the Trust (the “Plan”) whereby the assets of the American Century Portfolio would be acquired, and the liabilities of the American Century Portfolio would be assumed, by the AST New Discovery Asset Allocation Portfolio (the “New Discovery Portfolio”), also a series of the Trust, in exchange for the New Discovery Portfolio’s issuance of shares of beneficial interest in the New Discovery Portfolio to the American Century Portfolio and its shareholders (the “Reorganization”).

If the proposal is approved and the Reorganization completed, the value of the shares of the New Discovery Portfolio that you beneficially own immediately after the completion of the Reorganization will be equal to the value of the shares of the American Century Portfolio that you beneficially owned immediately prior to the Reorganization. You will no longer beneficially own shares of the American Century Portfolio after the Reorganization, and the American Century Portfolio no longer will exist.

Because of the federal tax-deferred treatment applicable to the relevant variable annuity contracts and variable life insurance policies, the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for contract owners that beneficially own shares of the American Century Portfolio immediately prior to the Reorganization.

Your vote is important, no matter how large or small your investment. We urge you to read the attached Prospectus/Proxy Statement thoroughly and to indicate your voting instructions on each enclosed voting instruction card, date and sign it, and return it promptly in the envelope provided. Alternatively, you may vote by telephone by calling toll-free [1-888-221-0697]. Your voting instructions must be received by the Trust prior to March 15, 2012. The American Century Portfolio shares that you beneficially own will be voted in accordance with the most current instructions received from you. All shares of the American Century Portfolio, including American Century Portfolio shares owned by a participating insurance company in its general account and shares for which instructions are not received from contract owners, will be voted by the participating insurance companies in the same proportion as the votes actually cast by contract owners on the Reorganization. By voting now, you can help avoid additional costs that would be incurred with follow-up letters and calls.

Any questions or concerns you may have regarding the Meeting or the voting instruction card should be directed to your financial representative.

Sincerely,

Stephen Pelletier
President
Advanced Series Trust

AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON MARCH 15, 2012

To the Shareholders of the AST American Century Income & Growth Portfolio,
a series of Advanced Series Trust:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of the AST American Century Income & Growth Portfolio (the “American Century Portfolio”), a series of Advanced Series Trust (the “Trust”), will be held at the offices of the Trust, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on March 15, 2012, at 10:00 a.m. Eastern Time.

The purposes of the Meeting are as follows:

I. To approve a Plan of Reorganization of the Trust (the “Plan”), on behalf of the American Century Portfolio and the AST New Discovery Asset Allocation Portfolio (the “New Discovery Portfolio”). As described in more detail below, the Plan provides for the transfer of all of the American Century Portfolio’s assets to the New Discovery Portfolio in exchange for the New Discovery Portfolio’s assumption of all of the American Century Portfolio’s liabilities and the New Discovery Portfolio’s issuance to the American Century Portfolio of shares of beneficial interest in the New Discovery Portfolio (the “New Discovery Portfolio Shares”). The New Discovery Portfolio Shares received by the American Century Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the American Century Portfolio shares that are outstanding immediately prior to the reorganization transaction. The Plan also provides for the distribution by the American Century Portfolio, on a pro rata basis, of such New Discovery Portfolio Shares to its shareholders in complete liquidation of the American Century Portfolio. A vote in favor of the Plan by the shareholders of the American Century Portfolio will constitute a vote in favor of the liquidation of the American Century Portfolio and the termination of such portfolio as a separate series of the Trust.

II. To transact such other business as may properly come before the Meeting or any adjournment thereof.

A copy of the Plan is included in Exhibit A to the Prospectus/Proxy Statement attached to this Notice.

The acquisition of the assets of the American Century Portfolio by the New Discovery Portfolio in exchange for the New Discovery Portfolio’s assumption of all of the liabilities of the American Century Portfolio and the New Discovery Portfolio’s issuance of the New Discovery Portfolio Shares to the American Century Portfolio is referred to herein as the “Reorganization.” If the shareholders of the American Century Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the New Discovery Portfolio.

The matters referred to above are discussed in detail in the Prospectus/Proxy Statement attached to this Notice. The Board of Trustees of the Trust (the “Board”) has fixed the close of business on December 30, 2011, as the record date for determining American Century Portfolio shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof, and only holders of record of shares of the American Century Portfolio at the close of business on that date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Each full share of the American Century Portfolio is entitled to one vote on the proposal and each fractional share of the American Century Portfolio is entitled to a corresponding fractional vote on the proposal.

You are cordially invited to attend the Meeting. If you do not expect to attend the Meeting, you are requested to complete, date and sign each enclosed voting instruction card and return it promptly in the envelope provided for that purpose. Alternatively, you may vote by telephone as described in the Prospectus/Proxy Statement attached to this Notice. The enclosed voting instruction card is being solicited on behalf of the Board.

YOUR VOTE IS IMPORTANT, NO MATTER HOW LARGE OR SMALL YOUR INVESTMENT MAY BE.IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON EACH ENCLOSED VOTING INSTRUCTION CARD, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE BY CALLING [1-888-221-0697] AND FOLLOWING THE INSTRUCTIONS. YOU MAY REVOKE YOUR VOTING INSTRUCTIONS AT ANY TIME PRIOR TO THE MEETING. THEREFORE, BY APPEARING AT THE MEETING, AND REQUESTING REVOCATION PRIOR TO THE VOTING, YOU MAY REVOKE THE VOTING INSTRUCTION CARD AND YOU CAN THEN VOTE IN PERSON.

By order of the Board of Trustees of Advanced Series Trust

Deborah A. Docs
Secretary
Advanced Series Trust

[February __, 2012]

The information in this Prospectus/Proxy Statement is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus/Proxy Statement is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS/PROXY STATEMENT DATED JANUARY 6, 2012

PROXY STATEMENT
for
AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST
and
PROSPECTUS
for
AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO,
A SERIES OF ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

Dated [February __, 2012]

Reorganization of AST American Century Income & Growth Portfolio
into AST New Discovery Asset Allocation Portfolio

This Prospectus/Proxy Statement is furnished in connection with the Special Meeting (the “Meeting”) of Shareholders of the AST American Century Income & Growth Portfolio (the “American Century Portfolio”), a series of Advanced Series Trust (the “Trust”). At the Meeting, you will be asked to consider and approve a Plan of Reorganization of the Trust (the “Plan”) that provides for the reorganization of the American Century Portfolio into the AST New Discovery Asset Allocation Portfolio (the “New Discovery Portfolio,” and together with the American Century Portfolio, the “Portfolios”), also a series of the Trust.

The Meeting will be held at the offices of the Trust, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, on March 15, 2012, at 10:00 a.m. Eastern time. The Board of Trustees of the Trust (the “Board”) is soliciting these voting instructions on behalf of the American Century Portfolio and has fixed the close of business on December 30, 2011 (the “Record Date”), as the record date for determining American Century Portfolio shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. Only holders of record of shares of the American Century Portfolio at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment thereof. This Prospectus/Proxy Statement will first be sent to contract owners on or about [February __, 2012].

As described in more detail below, the Plan provides for the transfer of all of the American Century Portfolio’s assets to the New Discovery Portfolio in exchange for the New Discovery Portfolio’s assumption of all of the American Century Portfolio’s liabilities and the New Discovery Portfolio’s issuance to the American Century Portfolio of shares of beneficial interest in the New Discovery Portfolio (the “New Discovery Portfolio Shares”). The New Discovery Portfolio Shares received by the American Century Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the American Century Portfolio shares that are outstanding immediately prior to such reorganization transaction. The Plan also provides for the distribution by the American Century Portfolio, on a pro rata basis, of such New Discovery Portfolio Shares to its shareholders in complete liquidation of the American Century Portfolio. A vote in favor of the Plan by the shareholders of the American Century Portfolio will constitute a vote in favor of the liquidation of the American Century Portfolio and the termination of the American Century Portfolio as a separate series of the Trust.

The acquisition of the assets of the American Century Portfolio by the New Discovery Portfolio in exchange for the New Discovery Portfolio’s assumption of all of the liabilities of the American Century Portfolio and the New Discovery Portfolio’s issuance of the New Discovery Portfolio Shares to the American Century Portfolio is referred to herein as the “Reorganization.” If the shareholders of the American Century Portfolio approve the Plan and the Reorganization is consummated, they will become shareholders of the New Discovery Portfolio.

This Prospectus/Proxy Statement gives the information about the Reorganization and the issuance of New Discovery Portfolio Shares that you should know before investing or voting on the Plan. You should read it carefully and retain it for future reference. A copy of this Prospectus/Proxy Statement is available at the Trust’s website at [http://www.prudential.com/view/page/public/12669].

You may request a free copy of the Statement of Additional Information relating to the Reorganization, dated [February __, 2012] (the “SAI”), relating to this Prospectus/Proxy Statement or other documents relating to the Trust without charge by calling [1-888-778-2888] or by writing to the Trust, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. The SAI is incorporated herein by reference. The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains the SAI and other information relating to the American Century Portfolio, the New Discovery Portfolio, and the Trust that has been filed with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

PROSPECTUS/PROXY STATEMENT
TABLE OF CONTENTS

__	SUMMARY

__	INFORMATION ABOUT THE REORGANIZATION

__	COMPARISON OF AMERICAN CENTURY PORTFOLIO AND NEW DISCOVERY PORTFOLIO

__	MANAGEMENT OF THE PORTFOLIOS

__	VOTING INFORMATION

__	ADDITIONAL INFORMATION ABOUT THE TRUST AND THE PORTFOLIOS

__	PRINCIPAL HOLDERS OF SHARES

__	FINANCIAL HIGHLIGHTS

A-1	EXHIBIT A: PLAN OF REORGANIZATION OF ADVANCED SERIES TRUST, ON BEHALF OF AST AMERICAN CENTURY INCOME & GROWTH PORTFOLIO AND AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

B-1	EXHIBIT B: ADDITIONAL INFORMATION RELATING TO AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

2

SUMMARY

This section is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (Exhibit A) and certain information relating to the New Discovery Portfolio (Exhibit B).

General
The Trust is an open-end management investment company registered with the SEC. The Trust is a business trust organized under the laws of The Commonwealth of Massachusetts. Each of the American Century Portfolio and the New Discovery Portfolio is organized as a separate series of the Trust. The New Discovery Portfolio has no assets and has not yet commenced operations as of the date of this Prospectus/Proxy Statement.

As explained in more detail below, you are being asked to consider and approve the Plan with respect to the American Century Portfolio, for which you are a beneficial shareholder. Shareholder approval of the Plan and consummation of the Reorganization will have the effect of reorganizing the American Century Portfolio into the New Discovery Portfolio, resulting in a single mutual fund.

Investment Objectives and Principal Investment Policies of the Portfolios

As set forth below, the investment objectives of the American Century Portfolio and the New Discovery Portfolio are substantially similar.

Investment Objective of American Century Portfolio.The investment objective of the American Century Portfolio is to seek capital growth and, secondarily, current income. No assurance can be given that the American Century Portfolio will achieve its investment objective.

Investment Objective of New Discovery Portfolio.The investment objective of the New Discovery Portfolio is to seek total return. Total return is comprised of capital appreciation and income. No assurance can be given that the New Discovery Portfolio will achieve its investment objective.

As described below in more detail, the principal difference between the American Century Portfolio and the New Discovery Portfolio is that while both Portfolios seek to provide significant exposure to domestic large-cap equity securities, the New Discovery Portfolio will also seek to provide significant exposure to international equity securities and domestic fixed-income securities.

Principal Investment Policies of American Century Portfolio. The American Century Portfolio invests primarily in large capitalization, publicly-traded U.S. companies. The American Century Portfolio considers large capitalization companies to be those with a market capitalization greater than $2 billion.

To select stocks for purchase, American Century Investment Management, Inc. (American Century), the subadviser for the American Century Portfolio, utilizes quantitative management techniques in a two-step process. In the first step, American Century ranks stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock’s value as well as measures of its growth potential. In the second step, American Century uses a technique called portfolio optimization. In portfolio optimization, American Century uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk. In building the American Century Portfolio, American Century also attempts to create a dividend yield that will be greater than that of the S&P 500 Index.

Principal Investment Policies of New Discovery Portfolio. In seeking to achieve the New Discovery Portfolio’s investment objective, the Investment Manager (as defined below) will cause the New Discovery Portfolio’s assets to be allocated across eight different investment strategies. The New Discovery Portfolio will have three strategies that invest primarily in domestic equity securities, two strategies that invest primarily in international equity securities, two strategies that invest primarily in fixed-income securities, and one strategy that invests in the Prudential Core Taxable Money Market Fund (the “Prudential Core Fund”) in order to provide liquidity. Under normal circumstances, approximately 70% of the New Discovery Portfolio’s assets will be allocated to the five domestic and international equity strategies and approximately 30% of New Discovery Portfolio’s assets will be allocated to the two U.S. fixed-income investment strategies and the liquidity strategy.

A more complete description of the Portfolios’ investment objectives and principal investment policies is set forth in this Prospectus/Proxy Statement under the caption “Comparison of American Century Portfolio and New Discovery Portfolio.” The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.” Assuming completion of the Reorganization, it is expected that the Combined Portfolio will be managed in accordance with the investment objective and policies of the New Discovery Portfolio.

Investment Management of the Portfolios
As further explained below under the caption “Management of the Portfolios—Investment Manager”, Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“AST”) serve as co-investment managers for the Trust, the New Discovery Portfolio, and the American Century Portfolio. For ease of reference and clarity of presentation, the term “Investment Manager” is used throughout this Prospectus/Proxy Statement to refer to PI and AST as it relates to the Trust, the New Discovery Portfolio, and the American Century Portfolio. The Investment Manager operates each Portfolio under a “manager-of-managers” structure, which means the Investment Manager has engaged the subadviser or subadvisers listed below to conduct the investment program of the relevant Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments.

Portfolio	Subadviser(s)*
AST American Century Income & Growth Portfolio	American Century Investment Management, Inc.

AST New Discovery Asset Allocation Portfolio	Epoch Investment Partners, Inc. (“Epoch”)
Security Investors, LLC (“SGI” )
Brown Advisory, LLC (“Brown Advisory”)
EARNEST Partners, LLC (“EARNEST”)
Thompson, Siegel & Walmsley LLC (“TS&W”)
Bradford & Marzec LLC (“Bradford & Marzec”)
C.S. McKee, LP (“C.S. McKee”)

* The seven subadvisers for the New Discovery Portfolio are collectively referred to in this Prospectus/Proxy Statement as the “New Discovery Subadvisers.”

Reorganization Details and Reasons for the Reorganization
Assuming completion of the Reorganization, shareholders of the American Century Portfolio will have their shares exchanged for shares of the New Discovery Portfolio of equal dollar value based upon the value of the shares at the time the American Century Portfolio’s net assets are transferred to the New Discovery Portfolio and the American Century Portfolio’s liabilities are assumed by the New Discovery Portfolio. After the transfer of net assets, assumption of liabilities, and exchange of shares have been completed, the American Century Portfolio will be liquidated and dissolved. As a result of the Reorganization, you will cease to be a beneficial shareholder of the American Century Portfolio and will become a beneficial shareholder of the New Discovery Portfolio.

Both the American Century Portfolio and the New Discovery Portfolio serve as underlying mutual funds for variable annuity contracts and variable life insurance policies (the “Contracts”) issued by life and annuity insurance companies (“Participating Insurance Companies”). Each Participating Insurance Company holds assets invested in these Contracts in various separate accounts, each of which is divided into sub-accounts investing exclusively in a mutual fund or in a portfolio of a mutual fund. Therefore, Contract owners who have allocated their account values to applicable sub-accounts are indirectly invested in the applicable Portfolio through the Contracts and should consider themselves shareholders of the applicable Portfolio for purposes of this Prospectus/Proxy Statement. Each Contract owner invested in the American Century Portfolio at the close of business on December 30, 2011 (also referred to as the “Record Date” for purposes of this Prospectus/Proxy Statement) will be entitled to instruct the relevant Participating Insurance Company how to vote at the Meeting, and will be entitled to give voting instructions equivalent to one vote for each full share and a fractional vote in proportion to each fractional share of the American Century Portfolio that he or she beneficially owns. In addition, each Participating Insurance Company will vote all shares of the American Century Portfolio, including Portfolio shares owned by a Participating Insurance Company in its general account and shares for which it does not receive voting instructions from Contract owners, in the same proportion as the votes actually cast by Contract owners. The presence at the Meeting of the Participating Insurance Companies will be sufficient to constitute a quorum. Therefore, this proportional voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. The required vote for shareholder approval of the Plan and the various methods that shareholders may use to vote are described in more detail in this Prospectus/Proxy Statement under the caption “Voting Information.”

For the reasons set forth in the “Information About The Reorganization—Reasons for the Reorganization” section, the Board has determined that the Reorganization is in the best interests of the shareholders of each Portfolio, and has also concluded that no dilution in value would result to the shareholders of either Portfolio as a result of the Reorganization.

The Board of Trustees of Advanced Series Trust, on behalf of the American Century Portfolio, has approved the Plan and unanimously recommends that you vote to approve the Plan.

In considering whether to vote to approve the Plan, you should note:

•  That the investment objectives of the Portfolios are substantially similar (i.e., the investment objective of the American Century Portfolio is to seek capital growth and, secondarily, current income while the investment objective of the New Discovery Portfolio is to seek total return);

•  The Investment Manager expects the New Discovery Portfolio to be able to provide greater investment diversification than the American Century Portfolio because the New Discovery Portfolio will invest in foreign equity securities and fixed-income securities in addition to domestic large-cap equity securities;

•  The American Century Portfolio ranked in the second, fourth, and fourth quartiles of a peer group composed of comparable funds for the one-year, three-year, and five-year periods, respectively, ended December 31, 2010;

•  Although the historical annualized net operating expense ratio of the American Century Portfolio for the 12-month period ended June 30, 2011 (i.e., 0.90%) is lower than the estimated annualized operating expense ratio of the New Discovery Portfolio for the first fiscal year of operations (i.e., 1.11%), PI and AST have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Combined Portfolio so that its investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fee, acquired fund fees and expenses, and extraordinary expenses) will not exceed 1.08% of its average daily net assets from the closing date for the Reorganization through May 1, 2013;

•  All costs and expenses directly related to the Reorganization will be paid by PI, AST, or their affiliates; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the American Century Portfolio immediately prior to the Reorganization.

Principal Investment Risks of the Portfolios
The principal risks associated with the American Century Portfolio will be similar to those associated with the domestic equity portion of the New Discovery Portfolio. Such principal investment risks include market risk, management risk, equity securities risk, recent events risk, asset transfer program risk, and expense risk. Because a significant portion of the New Discovery Portfolio’s assets also will be invested in foreign equity securities and fixed-income securities, the New Discovery Portfolio will subject to certain additional principal risks in comparison to the American Century Portfolio. These additional principal investment risks for the New Discovery Portfolio include asset-backed securities risk, derivatives risk, fixed-income securities risk, foreign investment risk, high-yield risk, mortgage-backed securities risk.

Detailed descriptions of the principal risks associated with the New Discovery Portfolio and the American Century Portfolio are set forth in: (i) this Prospectus/Proxy Statement under the caption “Comparison of American Century Portfolio and New Discovery Portfolio—Principal Risks of the Portfolios;” (ii) Exhibit B to this Prospectus/Proxy Statement; and (iii) the prospectus and statement of additional information of the Trust relating to the American Century Portfolio.

There is no guarantee that shares of the Combined Portfolio will not lose value. This means that as shareholders of the Combined Portfolio, American Century Portfolio shareholders could lose money. As with any mutual fund, the value of the Combined Portfolio’s investments, and, therefore, the value of the Combined Portfolio’s shares, may fluctuate.

Fees and Expenses

The following table describes the fees and expenses that Contract owners may pay if they invest in the American Century Portfolio as well as the projected fees and expenses of the New Discovery Portfolio after the Reorganization. The following table does not reflect any Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth below. The Contract charges will not change as a result of the Reorganization. See your Contract prospectus for more information about Contract charges.

Shareholder Fees (fees paid directly from your investment)

	AST American Century Income & Growth Portfolio	Combined Portfolio (Pro Forma Surviving)
Maximum sales charge (load) imposed on purchases	NA*	NA*
Maximum deferred sales charge (load)	NA*	NA*
Maximum sales charge (load) imposed on reinvested dividends	NA*	NA*
Redemption Fee	NA*	NA*
Exchange Fee	NA*	NA*

*  Because shares of both the American Century Portfolio and the New Discovery Portfolio are purchased through the Contracts, the relevant Contract prospectus should be carefully reviewed for information on the charges and expenses of the Contract. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets)

	AST American Century Income & Growth Portfolio*	Combined Portfolio (Pro Forma Surviving)**
Management Fees	0.75%	0.85%***
Distribution (12b-1) Fees	None	None
Other Expenses+	0.16%	0.26%
Total Portfolio Operating Expenses	0.91%	1.11%
Fee Waiver or Expense Reimbursement	(0.01)%++	(0.03)%+++
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.90%++	1.08%+++

* Based on the average daily net assets for the American Century Portfolio (i.e., $262 million) for the 12-month period ended June 30, 2011.
** The New Discovery Portfolio has no assets and has not yet commenced operations as of the date of this Prospectus/Proxy Statement.  Assumes completion of the Reorganization on June 30, 2011. The estimated fees and expenses of the Combined Portfolio (Pro Forma Surviving) are based in part on assumed average daily net assets of $262 million (i.e., the average daily net assets for the American Century Portfolio for the 12-month period ended June 30, 2011).
*** The New Discovery Portfolio will pay a contractual investment management fee rate of 0.85% of its average daily net assets to $4 billion and 0.83% of its average daily net assets exceeding $4 billion.
+ “Other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-management Trustees, and certain other miscellaneous items. For these purposes, it also includes the effect of the contractual administrative services fee of 0.10% of each Portfolio’s average daily net assets coupled with the voluntary asset-based breakpoints that were in effect from July 1, 2010 to June 30, 2011 (and not the current voluntary asset-based breakpoints that went into effect on July 1, 2011). Such administrative fee compensates the Participating Insurance Companies for providing certain services to beneficial shareholders, including the printing and mailing of Portfolio prospectuses and shareholder reports.
++ For the period July 1, 2010 through June 30, 2011, PI and AST voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, acquired fund fees and expenses, and extraordinary expenses) for the American Century Portfolio did not exceed 0.90% of its average daily net assets. Effective as of July 1, 2011, the voluntary expense cap for the American Century Portfolio has been set by PI and AST at 0.88% of its average daily net assets.Fee waivers and subsidies will increase the American Century Portfolio’s investment return.
+++ Assuming completion of the Reorganization, PI and AST have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, underlying fund fees and expenses, and extraordinary expenses) for the Combined Portfolio (Pro Forma Surviving) do not exceed 1.08% of its average daily net assets through May 1, 2013. This expense limitation may not be terminated or modified prior to May 1, 2013, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2013 will be subject to review by the Investment Manager and the Board.

Expense Examples

The Examples assume that you invest $10,000 in each Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that each Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect other than the contractual expense cap for the Combined Portfolio (Pro Forma Surviving) that runs through May 1, 2013. These Examples do not reflect any charges or expenses for the Contracts. The expenses shown below would be higher if these charges or expenses were included. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
AST American Century Income & Growth Portfolio*	$93	$290	$504	$1,120
Combined Portfolio (Pro Forma Surviving)**	$110	$350	$609	$1,349

* The Expense Examples for the AST American Century Income & Growth Portfolio do not take into effect either of the voluntary expense caps described in footnote ++ above.
** The New Discovery Portfolio has no assets and has not yet commenced operations as of the date of this Prospectus/Proxy Statement.   Takes into account the contractual expense cap for the Combined Portfolio (Pro Forma Surviving) that runs until May 1, 2013 that is described above in the footnotes to the fee table.

INFORMATION ABOUT THE REORGANIZATION

This section describes the Reorganization for the American Century Portfolio and the New Discovery Portfolio. This section is only a summary of the Plan. You should read the actual Plan attached as Exhibit A.

Reasons for the Reorganization

Based on a recommendation of the Investment Manager, the Trustees of the Trust, including all of the Trustees who are not “interested persons” of the Trust within the meaning of the Investment Company Act of 1940 (collectively, the “Independent Trustees”), have unanimously approved the Reorganization. The Trustees of the Trust also unanimously recommended that the beneficial shareholders of the American Century Portfolio approve the Reorganization. The Trustees of the Trust also unanimously determined that the Reorganization would be in the best interests of the beneficial shareholders of each Portfolio, and that the interests of the shareholders of each Portfolio would not be diluted as a result of the Reorganization.

The Investment Manager provided the Trustees with detailed information regarding each Portfolio, including its investment management fee, total expenses, asset size, and performance. At a meeting held on September 26-28, 2011, the Board considered:

• That the investment objectives of the Portfolios are substantially similar (i.e., the investment objective of the American Century Portfolio is to seek capital growth and, secondarily, current income while the investment objective of the New Discovery Portfolio is to seek total return);

• The Investment Manager expects the New Discovery Portfolio to be able to provide greater investment diversification than the American Century Portfolio because the New Discovery Portfolio will invest in foreign equity securities and fixed-income securities in addition to domestic large-cap equity securities;

• The relative past and current growth in assets and future prospects of the American Century Portfolio and the expected growth in assets and future prospects of the Combined Portfolio;

•  The historical investment performance of the American Century Portfolio and its performance benchmark, including that the American Century Portfolio ranked in the second, fourth, and fourth quartiles of a peer group composed of comparable funds for the one-year, three-year, and five-year periods, respectively, ended December 31, 2010;

•  The historical investment performance for the relevant composites maintained by the New Discovery Subadvisers;

•  Hypothetical performance information based on the expected initial allocation of New Discovery Portfolio assets across each of the seven investment strategies expected to be implemented by the New Discovery Subadvisers;

•  Although the historical annualized net operating expense ratio of the American Century Portfolio for the 12-month period ended June 30, 2011 (i.e., 0.90%) is lower than the estimated annualized operating expense ratio of the New Discovery Portfolio for the first fiscal year of operations (i.e., 1.11%), PI and AST have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Combined Portfolio so that its investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fee, acquired fund fees and expenses, and extraordinary expenses) will not exceed 1.08% of its average daily net assets from the closing date for the Reorganization through May 1, 2013;

•  All costs and expenses directly related to the Reorganization will be paid by PI, AST, or their affiliates; and

•  Because of the federal tax-deferred treatment applicable to the Contracts, completion of the Reorganization is not expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the American Century Portfolio immediately prior to the Reorganization.

For the reasons discussed above, the Board of Trustees of Advanced Series Trust unanimously recommends that you vote FOR the Plan.

If shareholders of the American Century Portfolio do not approve the Plan, the Board will consider other possible courses of action, including, among others, consolidation of the American Century Portfolio with one or more portfolios of the Trust other than the New Discovery Portfolio, or unaffiliated funds, or the liquidation of the American Century Portfolio.

Closing of the Reorganization

If shareholders of the American Century Portfolio approve the Plan, the Reorganization will take place after various conditions are satisfied by the Trust on behalf of each of the American Century Portfolio and the New Discovery Portfolio, including the preparation of certain documents. The Trust will determine a specific date for the actual Reorganization to take place. This is called the “closing date.” If the shareholders of the American Century Portfolio do not approve the Plan, the Reorganization will not take place for the American Century Portfolio, and the Board will consider alternative courses of actions, as described above.

If the shareholders of the American Century Portfolio approve the Plan, the American Century Portfolio will deliver to the New Discovery Portfolio all of its assets on the closing date, the New Discovery Portfolio will assume all of the liabilities of the American Century Portfolio on the closing date, and the New Discovery Portfolio will issue the New Discovery Portfolio Shares to the American Century Portfolio. The New Discovery Portfolio Shares received by the American Century Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the American Century Portfolio shares that are outstanding immediately prior to the Reorganization. The Participating Insurance Companies then will make a conforming exchange of units between the applicable sub-accounts in their separate accounts. As a result, shareholders of the American Century Portfolio will beneficially own shares of the New Discovery Portfolio that, as of the date of the exchange, have an aggregate value equal to the dollar value of the assets delivered to the New Discovery Portfolio. The stock transfer books of the American Century Portfolio will be permanently closed on the closing date. Requests to transfer or redeem assets allocated to the American Century Portfolio may be submitted at any time before the close of regular trading on the New York Stock Exchange on the closing date, and requests that are received in proper form prior to that time will be effected prior to the closing.

To the extent permitted by law, the Trust may amend the Plan without shareholder approval. The Trust may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval by shareholders of the American Century Portfolio.

Expenses of the Reorganization

All costs and expenses directly related to the Reorganization will be paid by PI, AST, or their affiliates. These costs and expenses are estimated to be approximately $237,925 and include, among other things, costs incurred in connection with the printing and mailing of this Prospectus/Proxy Statement and related outside counsel and independent registered public accounting firm costs.

It is expected that some or all of the securities or other financial instruments held by the American Century Portfolio will be sold immediately before or immediately after completion of the Reorganization.  As a result, it is expected that some or all of the assets that are transferred from the American Century Portfolio to the New Discovery Portfolio in connection with the Reorganization will be in the form of cash.  The Investment Manager further expects that: (i) the American Century Portfolio and its shareholders will incur transaction costs ranging from $150,000 to $200,000 in connection with the sale of some or all of the American Century Portfolio’s holdings immediately before or immediately after completion of the Reorganization; and (ii) the direct shareholders of the American Century Portfolio (i.e., the Participating Insurance Companies) will recognize taxable gain or loss in connection with such sales by the American Century Portfolio.  Because of the federal tax-deferred treatment applicable to the Contracts, such sales of securities or other financial instruments by the American Century Portfolio are not, however, expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the American Century Portfolio immediately prior to the Reorganization.

Certain Federal Income Tax Considerations

The American Century Portfolio is treated, and the New Discovery Portfolio currently intends to be treated, as a partnership for U.S. federal income tax purposes. As a result, each Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the Participating Insurance Companies and retain the same character for U.S. federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Contract owners should consult the prospectuses of their respective Contracts for information on the federal income tax consequences to such owners. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in a Portfolio, including the application of state and local taxes.

The American Century Portfolio complies, and the New Discovery Portfolio currently intends to comply, with the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the “Code”). In general, each Portfolio declares and distributes any net realized long- and short-term capital gains at least annually, either during or after the close of the portfolio’s fiscal year. Distributions are made to the various separate accounts (not to Contract owners) in the form of additional shares (not in cash).

The Reorganization may entail various consequences, which are discussed below under the caption “Federal Income Tax Consequences of the Reorganization.”

Federal Income Tax Consequences of the Reorganization

The following discussion is applicable to the Reorganization. The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free transaction under the Code. In addition, assuming that the Contracts qualify for the federal tax-deferred treatment applicable to certain variable insurance products, Contract owners generally should not have any reportable gain or loss for U.S. federal income tax purposes even if the Reorganization did not qualify as a tax-free transaction. It is a condition to each Portfolio’s obligation to complete the Reorganization that the Portfolios will have received an opinion from Shearman & Sterling LLP, special tax counsel to the Trust, based upon representations made by the Trust on behalf of each of the American Century Portfolio and the New Discovery Portfolio, and upon certain assumptions, substantially to the effect that the transactions contemplated by the Plan should constitute a tax-free transaction for U.S. federal income tax purposes.

As set forth above, the American Century Portfolio is treated, and the New Discovery Portfolio currently intends to be treated, as a partnership for U.S. federal income tax purposes. Based on such treatment and certain representations made by the Trust on behalf of each of the American Century Portfolio and the New Discovery Portfolio relating to the Reorganization, for U.S. federal income tax purposes (references to “shareholders” are to the Participating Insurance Companies):

1.  Because the New Discovery Portfolio should be treated for U.S. federal income tax purposes as a continuation of the American Century Portfolio, the transfer by the American Century Portfolio of all of its assets to the New Discovery Portfolio, in exchange solely for the New Discovery Portfolio Shares, the assumption by the New Discovery Portfolio of all of the liabilities of the American Century Portfolio, and the distribution of the New Discovery Portfolio Shares to the shareholders of the American Century Portfolio in complete liquidation of the American Century Portfolio, should be tax-free to the shareholders of the American Century Portfolio.

2.  The shareholders of the American Century Portfolio should not recognize gain or loss upon the exchange of all of their shares solely for New Discovery Portfolio Shares, as described in this Prospectus/Proxy Statement and the Plan.

3.  No gain or loss should be recognized by the American Century Portfolio upon the transfer of its assets to the New Discovery Portfolio in exchange solely for New Discovery Portfolio Shares and the assumption by the New Discovery Portfolio of the liabilities, if any, of the American Century Portfolio. In addition, no gain or loss should be recognized by the American Century Portfolio on the distribution of such New Discovery Portfolio Shares to the shareholders of the American Century Portfolio (in liquidation of the American Century Portfolio).

4.  No gain or loss should be recognized by the New Discovery Portfolio upon the acquisition of the assets of the American Century Portfolio in exchange solely for New Discovery Portfolio Shares and the assumption of the liabilities, if any, of the American Century Portfolio.

5.  The New Discovery Portfolio’s tax basis for the assets acquired from the American Century Portfolio should be the same as the tax basis of these assets when held by the American Century Portfolio immediately before the transfer, and the holding period of such assets acquired by the New Discovery Portfolio should include the holding period of such assets when held by the American Century Portfolio.

6.  An American Century Portfolio shareholder’s tax basis for the New Discovery Portfolio Shares to be received by it pursuant to the Reorganization should be the same as its tax basis in the American Century Portfolio shares exchanged therefore reduced or increased by any net decrease or increase, as the case may be, in such shareholder’s share of the liabilities of the Portfolios as a result of the Reorganization.

7.  The holding period of the New Discovery Portfolio Shares to be received by the shareholders of the American Century Portfolio should include the holding period of their American Century Portfolio shares exchanged therefor, provided such portfolio shares were held as capital assets on the date of exchange.

An opinion of counsel is not binding on the Internal Revenue Service or the courts. Shareholders of the American Century Portfolio should consult their tax advisors regarding the tax consequences to them of the Reorganization in light of their individual circumstances.

A Contract owner should consult the prospectus for his or her Contract on the federal tax consequences of owning the Contract. Contract owners should also consult their tax advisors as to state and local tax consequences, if any, of the Reorganization, because this discussion only relates to U.S. federal income tax consequences.

Characteristics of New Discovery Portfolio Shares

The New Discovery Portfolio Shares to be distributed to American Century Portfolio shareholders will have substantially identical legal characteristics as shares of beneficial interest of the American Century Portfolio with respect to such matters as voting rights, accessibility, conversion rights, and transferability.

Because each Portfolio is organized as a series of the same Massachusetts business trust, there are no differences between the rights of shareholders of the Portfolios.

COMPARISON OF AMERICAN CENTURY PORTFOLIO AND NEW DISCOVERY PORTFOLIO

Additional information regarding the New Discovery Portfolio’s investments and risks, the management of the New Discovery Portfolio, the purchase and sale of New Discovery Portfolio shares, certain U.S. federal income tax considerations, and financial intermediary compensation is set forth in Exhibit B to this Prospectus/Proxy Statement.

Investment Objective of American Century Portfolio

The investment objective of the American Century Portfolio is to seek capital growth and, secondarily, current income. This investment objective is not a fundamental investment policy for the American Century Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the American Century Portfolio will achieve its investment objective.

Principal Investment Policies of American Century Portfolio

The American Century Portfolio invests primarily in large capitalization, publicly traded U.S. companies. The American Century Portfolio considers large capitalization companies to be those with a market capitalization greater than $2 billion. To select stocks for purchase, American Century utilizes quantitative management techniques in a two-step process. In the first step, American Century ranks stocks from most attractive to least attractive. This is determined by using a quantitative model that combines measures of a stock’s value as well as measures of its growth potential. To measure value, American Century uses ratios of stock price to book value and stock price to cash flow, among others. To measure growth, American Century uses the rate of growth in a company’s earnings and changes in its earnings estimates, as well as other factors. In the second step, American Century uses a technique called portfolio optimization. In portfolio optimization, American Century uses a computer to build a portfolio of stocks from the ranking described above that it believes will provide the optimal balance between risk and expected return. The goal is to create a portfolio that provides better returns than its benchmark without taking on significant additional risk. In building the American Century Portfolio, American Century also attempts to create a dividend yield that will be greater than that of the S&P 500 Index. American Century generally sells stocks from the American Century Portfolio when it believes: (i) a stock becomes less attractive relative to other stock opportunities, (ii) a stock’s risk parameters outweigh its return opportunity, and/or (iii) specific events alter a stock’s prospects.

American Century does not attempt to time the market. Instead, under normal market conditions, it intends to keep the American Century Portfolio essentially fully invested in stocks regardless of the movement of stock prices generally.

When American Century believes that it is prudent, a portion of the American Century Portfolio’s assets may be invested in foreign securities, debt securities, preferred stock, and equity-equivalent securities, such as convertible securities. The American Century Portfolio limits its purchase of debt securities to investment grade obligations.

Investment Objective of New Discovery Portfolio

The investment objective of the New Discovery Portfolio is to seek total return. Total return is comprised of capital appreciation and income. This investment objective is not a fundamental investment policy for the New Discovery Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the New Discovery Portfolio will achieve its investment objective. The New Discovery Portfolio has no assets and has not yet commenced operations as of the date of this Prospectus/Proxy Statement.

Principal Investment Policies of New Discovery Portfolio

In seeking to achieve the New Discovery Portfolio’s investment objective, the Investment Manager will cause the New Discovery Portfolio’s assets to be allocated across eight different investment strategies. As set forth above, the New Discovery Portfolio will have three strategies that invest primarily in domestic equity securities, two strategies that invest primarily in international equity securities, two strategies that invest primarily in fixed-income securities, and one strategy that invests in the Prudential Core Fund (referred to herein as the “Liquidity Strategy”). The current expected initial allocation of New Discovery Portfolio assets across the eight investment strategies is set forth in the table below. The expected initial allocations are preliminary and subject to change by the Investment Manager at any time. Such allocations may also vary due to cash flows into, and out of, the Portfolio and the performance of the various strategies.

Investment Strategy	New Discovery Subadvisers	Estimated Initial Allocation of New Discovery Portfolio Assets Among Investment Strategies
Domestic Large-Cap Core	Epoch	15.0%
Domestic Large-Cap Value	SGI	20.0%
Domestic Large-Cap Growth	Brown Advisory	15.0%
International Equity	EARNEST	6.0%
International Equity	TS&W	14.0%
Core Plus Fixed-Income	Bradford & Marzec	16.8%
Core Fixed-Income	C.S. McKee	11.2%
Liquidity Strategy	N/A*	2.0%

* PI will be responsible for the day-to-day investment management of the Liquidity Strategy.

Domestic Large-Cap Core (Epoch). Epoch’s security selection process is focused on free cash flow metrics as opposed to traditional accounting-based metrics. Epoch will seek to produce superior risk-adjusted equity returns for this segment of the New Discovery Portfolio by identifying companies with a consistent, straightforward ability to both generate free cash flow and to properly allocate that cash flow among internal reinvestment opportunities, acquisitions dividends, share repurchases and debt pay downs.

Epoch seeks to identify potential investment opportunities through both qualitative and quantitative analysis. The investment process seeks to uncover companies with improving business fundamentals resulting in increasing free cash flow. The analysis incorporates such items as valuation, revenue growth, and gross margin improvement.  Other catalysts may include management changes, purchases or sales by corporate insiders, restructuring/spin-offs, and recent news items.  Under normal circumstances, no more than 7 % of the assets attributable to this investment strategy may be allocated to a particular issuer at the time of purchase while not more than 10 % of this Portfolio segment’s assets may be allocated to a particular issuer at any time based on overall market value.  This investment strategy normally will not seek to constrain the magnitude of holdings at a sector level relative to the Russell 3000 Index.

Domestic Large-Cap Value (SGI). Under normal market conditions, at least 80% of the net assets attributable to this investment strategy will be invested in equity securities, which include common stocks, rights, options, warrants, convertible debt securities of both U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”), of companies that, when purchased, have market capitalizations that are within the range of companies in the Russell 1000 Value Index. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

In choosing securities for this segment of the New Discovery Portfolio, SGI will primarily invest in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential, or cash flows. SGI will use a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax return on invested capital over time. SGI may focus the investments for this New Discovery Portfolio segment in a limited number of issuers. SGI will typically sell a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of SGI’s expectations, among other reasons.

A portion of the assets attributable to this investment strategy may be invested in futures contracts, options on futures contracts, and options on securities. These instruments are used to hedge the holdings of this Portfolio segment, to maintain exposure to the equity markets, or to increase returns. The assets attributable to this investment strategy may be invested in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds (ETFs) and other mutual funds. SGI may use these investments as a way of managing the cash position of this segment of the New Discovery Portfolio, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity.

Domestic Large-Cap Growth (Brown Advisory). Under normal conditions, at least 80% of the net assets (plus any borrowings for investment purposes) attributable to this investment strategy will be invested in equity securities of domestic companies. This segment of the New Discovery Portfolio will invest primarily in the common stocks of medium and large capitalization companies (i.e., those companies with market capitalizations of greater than $1 billion at the time of initial investment) that Brown Advisory believes have exhibited an above average rate of earnings growth over the past few years and that have prospects for above average, sustainable growth in the future.. This New Discovery Portfolio segment may also invest in companies that do not exhibit particularly strong earnings histories but do have other attributes that may contribute to accelerated growth in the foreseeable future. For these purposes, equity securities include domestic common and preferred stock, convertible debt securities, ADRs, real estate investment trusts, and exchange-traded funds (“ETFs”). Up to 15% of the net assets attributable to this investment strategy may be invested in foreign securities, including the securities of emerging markets issuers. Brown Advisory may sell a security if it fails to meet its initial investment criteria, if a more attractively priced security is found, or if the security becomes overvalued relative to the long-term expectation.

International Equity (EARNEST). EARNEST will begin the investment process for its strategy by screening a universe of companies in the MSCI ACWI Ex-U.S. Index seeking to identify those that it believes exhibit financial and market characteristics that have produced outstanding performance over time. These characteristics include valuation measures, market trends, operating trends, growth, profitability, and macroeconomic trends. Companies that pass the initial screen are further filtered, giving consideration to the economic and political environment, property rights, regulations, monetary policy, government intervention, and other relevant factors. EARNEST will then perform fundamental analysis on the companies that pass its screens, seeking to identify companies in attractive industries, with developed strategies, sufficient funding, and strong financial results. The assets attributable to this investment strategy will be invested in approximately 60 issuers, with each issuer generally being limited to no more than 5% of the sleeve’s assets. Sector and regional weightings for this New Discovery Portfolio segment will generally be constrained at no more than double those of the MSCI ACWI Ex-U.S. Index while emerging markets weightings will generally be constrained at no more than 1.5 times those of such Index.

International Equity (TS&W). Under normal circumstances, at least 80% of the net assets attributable to this investment strategy will be invested in equity securities of foreign companies representing at least three countries other than the United States. TS&W currently anticipates investing in at least 12 countries other than the United States. TS&W will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued.
Generally, this New Discovery Portfolio segment will invest primarily in common stocks of established companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although this investment strategy will emphasize larger, more seasoned or established companies, TS&W may invest in companies of varying size as measured by assets, sales, or market capitalization. This segment of the New Discovery Portfolio will invest primarily in securities of companies domiciled in developed countries, but may also invest in emerging markets. Up to 10% of the assets attributable to this investment strategy may be invested in securities of companies in developing countries. It is currently expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.

TS&W employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 600 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. TS&W generally limits its investment universe to those companies with a minimum of three years of operating history.
TS&W’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information, including sell-side research, company filings, and trade periodicals. TS&W analysts also may speak with company management to hear their perspectives and outlook on pertinent business issues. Under normal circumstances, this New Discovery Portfolio segment will hold approximately 80-100 stocks as a result of this process.
Established positions within this segment of the New Discovery Portfolio are ranked bi-weekly and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in relation to this segment’s other portfolio holdings. TS&W employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid, or another stock presents a more attractive opportunity.

Core Plus Fixed-Income (Bradford & Marzec). The Bradford & Marzec portfolio management team will primarily employ a combination of top-down sector rotation, bottom-up fundamental and technical analysis for issuer and security selection, and yield curve duration management in an attempt to outperform the Barclays Capital US Aggregate Bond Index (the “Barclays Aggregate Bond Index”). The Barclays Aggregate Bond Index includes all major investment grade asset classes within the US fixed income market. Exposure to additional sectors such as international and high yield bonds will be added opportunistically by Bradford & Marzec when it believes that the market environment favors these sectors. Long-term positions in these additional sectors, however, are generally not maintained as their attractiveness can fluctuate sharply with the global economic cycle.
Overall, the assets attributable to this investment strategy will be invested primarily in fixed-income securities, with between approximately 150-250 holdings. In particular, this New Discovery Portfolio segment may invest up to 20% of its assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Bradford & Marzec to be of comparable quality. In addition, up to 20% of the total assets attributable to this investment strategy may be invested in the securities of non-U.S. issuers and/or in non-U.S. dollar-denominated securities.

Core Fixed-Income (C.S. McKee). The C.S. McKee portfolio management team will employ a primarily bottom-up, value-driven philosophy in an attempt to outperform the Barclays Aggregate Bond Index. This actively managed process will focus on high quality and highly liquid securities, in an attempt to add value through superior security selection and sector allocation. Portfolio duration (i.e., interest rate risk) will typically be held below market levels.

Liquidity Strategy (PI). The New Discovery Portfolio will normally invest approximately 2% to 3% of its assets in the Prudential Core Fund in order to provide liquidity and to satisfy redemptions. The Prudential Core Fund is managed in compliance with regulations applicable to money market mutual funds, specifically, Rule 2a-7 under the Investment Company Act of 1940 (the “1940 Act”). The investment objective of the Prudential Core Fund is current income consistent with the preservation of capital and the maintenance of liquidity. The Prudential Core Fund invests in a diversified portfolio of short-term debt obligations issued by the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), obligations issued by foreign banks, companies or foreign governments, and municipal bonds and notes. The Prudential Core Fund invests in high-quality money market obligations to try to provide investors with current income while maintaining a stable NAV of $1 per share.

Anticipated Asset Allocation Ranges. As set forth above, the New Discovery Portfolio may gain exposure to the domestic and international equity and fixed-income asset classes through investments in securities and the Prudential Core Fund. The New Discovery Portfolio also may gain exposure to the relevant asset classes through the use of derivatives and other financial instruments. The New Discovery Portfolio's minimum, neutral, and maximum exposures to the relevant asset classes under normal circumstances is set forth below. Such exposures are subject to change at any time.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
Domestic Equity	45%	50%	55%
International Equity	15%	20%	25%
Total Equities	62.5%*	70%	77.5%**

Fixed-Income
Core and Core Plus Fixed-Income	20%	28%	35%
Cash/Money Market	0%	2%	10%
Total Fixed-Income	22.5%***	30%	37.5%****

*  Notwithstanding the individual minimum exposures for the Domestic Equity (i.e., 45%) and International Equity (i.e., 15%) asset classes, the minimum combined exposure to equity investments is 62.5% of the New Discovery Portfolio’s net assets.
**  Notwithstanding the individual maximum exposures for the Domestic Equity (i.e., 55%) and International Equity (i.e., 25%) asset classes, the maximum combined exposure to equity investments is 77.5% of the New Discovery Portfolio’s net assets.
***  Notwithstanding the individual minimum exposures for the Core and Core Plus Fixed-Income (i.e., 20%) and Cash/Money Market (i.e., 0%) asset classes, the minimum combined exposure to equity investments is 22.5% of the New Discovery Portfolio’s net assets.
****  Notwithstanding the individual maximum exposures for the Core and Core Plus Fixed-Income (i.e., 35%) and Cash/Money Market (i.e., 10%) asset classes, the maximum combined exposure to equity investments is 37.5% of the New Discovery Portfolio’s net assets.

Temporary Defensive Investments. For temporary defensive purposes, the New Discovery Portfolio may deviate substantially from the anticipated asset allocation ranges set forth above. To that end, up to 100% of the New Discovery Portfolio’s assets may be invested in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments, or repurchase agreements in order to respond to adverse market, economic, political, or other conditions or to satisfy redemption requests. The New Discovery Portfolio may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

Investments in Other Investment Companies. The New Discovery Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These investments would be managed by the Investment Manager and would be used as: (i) a completion strategy to access and adjust exposures to various asset classes and (ii) an overlay strategy to enhance total return and manage portfolio risk at the aggregate level. Under normal market conditions, no more than 10% of the New Discovery Portfolio’s assets would be allocated to such investments. The Investment Manager intends to invest exclusively in other pooled investment vehicles (collectively, the “Other Funds”) and ETFs as part of these investments. Investments in Other Funds and ETFs will subject this New Discovery Portfolio segment to the fees and expenses (e.g., investment management fees and other expenses) and risks associated with the relevant Other Funds and ETFs. Such investments in Other Funds and ETFs will not, however, be implemented upon the New Discovery Portfolio’s commencement of operations. Instead, the Investment Manager will wait until the New Discovery Portfolio achieves additional scale before making such investments.

Analysis of Investment Objectives and Principal Investment Policies of the Portfolios

As set forth above, the investment objectives of the American Century Portfolio and the New Discovery Portfolio are substantially similar. The American Century Portfolio seeks capital growth and, secondarily, current income while the New Discovery Portfolio seeks total return. As described above, total return is comprised of capital appreciation and income. No assurance can be given that either Portfolio will achieve its investment objective. The principal difference between the American Century Portfolio and the New Discovery Portfolio is that while both Portfolios seek to provide exposure to domestic large-cap equity securities, the New Discovery Portfolio will also seek to provide exposure to international equity securities and domestic fixed-income securities.

Assuming completion of the Reorganization, it is expected that the Combined Portfolio will be managed in accordance with the investment objective and policies of the New Discovery Portfolio.

Principal Risks of the Portfolios

The risks identified below are the principal risks of investing in the Portfolios. All investments have risks to some degree and it is possible that you could lose money by investing in each Portfolio. An investment in each Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While each Portfolio makes every effort to achieve its objective, it can’t guarantee success.

Each of the American Century Portfolio and the New Discovery Portfolio is subject to the principal risks set forth below.

Management Risk. Management risk includes the risk that the securities and other financial instruments selected by the relevant subadvisers for will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. All decisions by an adviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for a Portfolio may not produce the desired results.

Market Risk. Market risk is the risk that the markets in which a Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably.

Equity Securities Risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by a Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which a Portfolio invests could go down. A Portfolio’s holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Recent Events Risk. The ongoing domestic and international financial and debt crises have caused significant declines in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the Portfolio's subadviser(s). These market conditions may continue or get worse. In response to these crises, the U.S. and many foreign governments have increased deficit spending while the Federal Reserve, the European Central Bank, and other foreign central banks have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Asset transfer program risk. Each Portfolio will be used in connection with certain living benefit programs under variable annuity contracts, including certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the participating insurance companies to manage the guarantees offered in connection with these living benefit programs, they generally requires contract owners to participate in certain specialized asset transfer programs under which the participating insurance companies will monitor each contract owner’s account value and, if necessary, will systematically transfer amounts between the selected sub-accounts and sub-accounts investing in certain target maturity bond portfolios. The transfers are based on mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made. As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract owner’s account value within the selected sub-accounts) and certain market return scenarios involving “flat” returns over a period of time may cause a participating insurance company to transfer some or all of such contract owner’s account value to a target maturity bond portfolio sub-account. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by certain fixed income investments.

The asset transfers may, however, result in large-scale asset flows into and out of each Portfolio and subject each Portfolio to certain risks. The asset transfers could adversely affect each Portfolio’s investment performance by requiring the relevant subadviser to purchase and sell securities at inopportune times and by otherwise limiting the relevant subadviser’s ability to fully implement the Portfolio’s investment strategies. These asset transfers may also result in a higher turnover rate for the Portfolio compared to similar mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. In addition, each Portfolio also may have difficulty disposing of securities at the values determined by the Trust for the purpose of determining a Portfolio's net asset value per share, especially during periods when the pre-determined mathematical formulas cause large-scale asset flows out of a Portfolio (i.e., the Portfolio will be subject to liquidity risk). These asset transfers may also result in relatively small asset bases and relatively high operating expense ratios for each Portfolio compared to other similar funds. For more information on the living benefit programs and asset transfer programs, please see your Contract prospectus.

Expense Risk. Your actual cost of investing in each Portfolio may be higher than the expenses shown in this Prospectus/Proxy Statement under the caption “Summary—Fees and Expenses—Annual Portfolio Operating Expenses” for a variety of reasons. For example, fund operating expense ratios may be higher than those shown if a Portfolio suffers a decline in net assets or does not maintain its projected asset level. Net assets are more likely to decrease and a Portfolio’s expense ratios are more likely to increase when markets are volatile. The New Discovery Portfolio will also incur the fees and expenses of any Other Funds and ETFs in which it invests.

The New Discovery Portfolio is subject to the additional principal risks set forth below.

Foreign Investment Risk. Investment in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes the following risks:

•  Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by the New Discovery Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by the New Discovery Portfolio. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the New Discovery Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. The New Discovery Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the New Discovery Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments may not be available.

•  Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for the New Discovery Portfolio.

•  Foreign market risk. Foreign markets tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the United States, which may result in lower recoveries for investors.

•  Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the U.S.

•  Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

•  Political risk. Political developments may adversely affect the value of the New Discovery Portfolio’s foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•  Regulatory risk. Some foreign governments regulate their exchanges less stringently than the U.S., and the rights of shareholders may not be as firmly established as in the U.S.

•  Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. The New Discovery Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the New Discovery Portfolio.

Fixed Income Securities Risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

•  Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, ratings are only the opinions of the agencies issuing them and are not guarantees as to quality. The lower the rating of a debt security held by the New Discovery Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Some but not all U.S. government securities are insured or guaranteed by the U.S. government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for U.S. government securities than for other investment-grade securities, the return may be lower.

•  Liquidity risk. Liquidity risk is the risk that the New Discovery Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all.

•  Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of the New Discovery Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the New Discovery Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by the New Discovery Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.

High-Yield Risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce the New Discovery Portfolio’s ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Asset-Backed Securities Risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated, which may require the New Discovery Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates. Asset-backed securities may also be subject to extension risk, which is the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent the New Discovery Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates. The more the New Discovery Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates.

Mortgage-Backed Securities Risk. A mortgage-backed security is a specific type of asset-backed security—one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government-sponsored enterprises such as Freddie Mac or Fannie Mae. Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities.

Derivatives Risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Derivatives in which the New Discovery Portfolio may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. The New Discovery Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.

As an open-end investment company registered with the SEC, the New Discovery Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the New Discovery Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the New Discovery Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the New Discovery Portfolio is permitted to set aside liquid assets in an amount equal to its daily marked-to-market (net) obligations, if any (i.e., the New Discovery Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the New Discovery Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policies of the New Discovery Portfolio in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

The use of derivatives involves a variety of risks, including:

•  Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the New Discovery Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, the New Discovery Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.

•  Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to the New Discovery Portfolio that exceed the amount it originally invested. To mitigate leverage risk, the New Discovery Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk as described above. The use of leverage may cause the New Discovery Portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

•  Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated derivatives may be difficult to terminate, and from time to time, the New Discovery Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated derivatives, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).

•  Hedging risk. Hedging is a strategy in which the New Discovery Portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the New Discovery Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged as expected by the New Discovery Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The New Discovery Portfolio is not required to use hedging and may choose not to do so.

Performance of AST American Century Income & Growth Portfolio

A number of factors, including risk, can affect how the American Century Portfolio performs. The bar chart and table provide some indication of the risks of investing in the American Century Portfolio by showing changes in its performance from year to year and by showing how its average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Past performance does not mean that the American Century Portfolio will achieve similar results in the future.
The annual returns and average annual returns shown in the chart and table are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges.
The table also demonstrates how the American Century Portfolio’s average annual returns compare to the returns of a secondary index which includes the stocks of companies with similar investment objectives.

Annual Total Returns
Best Quarter: 2nd Quarter of 2003 16.27% Worst Quarter: 4th Quarter 2008 -19.98%

Average Annual Total Returns (For the periods ended December 31, 2010)
	1 year	5 years	10 years
Portfolio	13.85%	0.42%	1.30%
Index
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	15.08	2.29	1.42
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)	16.10	2.59	1.83

Performance of AST New Discovery Asset Allocation Portfolio

The New Discovery Portfolio has no assets and has not yet commenced operations as of the date of this Prospectus/Proxy Statement. As a result, no performance information is presented for the New Discovery Portfolio.

Capitalizations of American Century Portfolio and New Discovery Portfolio Before and After Reorganization

The following table sets forth as of June 30, 2011: (i) the capitalization of the American Century Portfolio, (ii) the capitalization of the New Discovery Portfolio, and (iii) the pro forma capitalization of the Combined Portfolio as adjusted to give effect to the Reorganization.

	AST American Century Income & Growth Portfolio	AST New Discovery Asset Allocation Portfolio	Adjustments	Combined Portfolio (Pro Forma Surviving)
Net Assets	$302,718,618	$0		$302,718,618
Total Shares Outstanding	22,481,106	0	7,790,756(a)	30,271,862
Net Asset Value Per Share	$13.47	$0		$10.00

(a)  Reflects the change in shares of the American Century Portfolio upon conversion into the New Discovery Portfolio. Shareholders of the American Century Portfolio would become shareholders of the New Discovery Portfolio, receiving shares of the New Discovery Portfolio equal to the value of their holdings in the American Century Portfolio immediately prior to the Reorganization.

MANAGEMENT OF THE PORTFOLIOS

This section provides more information about: (i) the Investment Manager, (ii) the New Discovery Subadvisers, and (iii) American Century Investment Management, Inc., the sole subadviser to the American Century Portfolio. As set forth above, the term “Investment Manager” is used throughout this Prospectus/Proxy Statement to refer to Prudential Investments LLC and AST Investment Services, Inc. as it relates to the Trust, the New Discovery Portfolio, and the American Century Portfolio.

Investment Manager. Prudential Investments LLC (“PI”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, and AST Investment Services, Inc. (“AST”), One Corporate Drive, Shelton, Connecticut 06484, serve as the co-investment managers for the Trust, the New Discovery Portfolio, and the American Century Portfolio. PI and AST are both wholly owned subsidiaries of PIFM Holdco, LLC, 100 Mulberry Street, Newark, New Jersey 0712-4077, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street, Newark, New Jersey 07102-4077, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey 07102-4077. As of October 31, 2011, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $157.9 billion. The Investment Management Agreements for the Portfolios (collectively, the “Management Agreements”) provide that the Investment Manager will furnish each Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Portfolio. The Manager must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Trustees.

The Trust uses a “manager-of-managers” structure with respect to each Portfolio. Under that structure, the Investment Manager has engaged the relevant subadviser to conduct the investment program of the relevant Portfolio, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Manager is responsible for monitoring the activities of American Century with respect to the American Century Portfolio and each of the New Discovery Subadvisers with respect to the New Discovery Portfolio and reporting on such activities to the Board. The Trust has obtained an exemption from the SEC that permits the Investment Manager, subject to approval by the Board, to change subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of those changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of subadvisers by the Investment Manager and the Board.

Under normal conditions, the Investment Manager will determine the division of the assets of a Portfolio among its subadvisers to the extent a Portfolio has more than one subadviser. To the extent a Portfolio has more than one subadviser, all daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the subadvisers for a Portfolio as the Investment Manager deems appropriate. The Investment Manager may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice to the extent a Portfolio has more than one subadviser. As a consequence, the Investment Manager may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment to the extent a Portfolio has more than one subadviser. To the extent a Portfolio has more than one subadviser, reallocations of assets among the subadvisers may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the subadvisers select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain subadvisers may simultaneously favor the same industry. To the extent applicable, the Investment Manager will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration within the meaning of the 1940 Act. In addition, if a Portfolio has more than one subadviser, if one subadviser buys a security as another subadviser sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. To the extent applicable, the Investment Manager will consider these costs in determining the allocation of assets or cash flows among the subadvisers for a Portfolio. The Investment Manager will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders if a Portfolio has more than one subadviser.

Discussions regarding the basis for the approval of the investment management and subadvisory agreements for the Trust are available in the Trust’s semi-annual report (for agreements approved during the six-month period ended June 30) and the Trust’s annual report (for agreements approved during the six-month period ended December 31).

Subadvisers for the Portfolios. Information about the subadviser(s) for each Portfolio is set forth below.

Portfolio	Subadviser(s)
AST American Century Income & Growth Portfolio	American Century Investment Management, Inc.

AST New Discovery Asset Allocation Portfolio	Epoch Investment Partners, Inc.
Security Investors, LLC
Brown Advisory, LLC
EARNEST Partners, LLC
Thompson, Siegel & Walmsley LLC
Bradford & Marzec LLC
C.S. McKee, LP

American Century Investment Management, Inc. (“American Century”) has been providing investment advisory services to investment companies and institutional clients since 1958. As of April 30, 2011, American Century managed assets totaling approximately $113 billion. American Century’s address is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

Epoch Investment Partners, Inc. is a wholly-owned subsidiary of Epoch Holding Corporation, a public company, and was incorporated in April 2004 as a Delaware corporation and is an independent advisory firm. As of November 30, 2011, Epoch managed approximately $18.4 billion in assets under management. Epoch is located at 640 Fifth Avenue, New York, New York 10019.

Security Investors, LLC has been providing investment advisory services to investment companies for over 50 years and as of September 30, 2011, its aggregate assets under management exceeded $22 billion. SGI’s address is 40 East 52nd Street, 16th Floor, New York, NY 10022.

Brown Advisory, LLC is headquartered at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory was founded in 1993 and managed approximately $17.3 billion in assets as of January 1, 2012.

Bradford & Marzec LLC was founded in 1984, and is currently operating as a Delaware LLC, based in Los Angeles, California. Since inception, the firm’s sole focus has been fixed income portfolio management and it offers Core, Core Plus, High Yield, and Global Fixed Income separate account management. As of September 30, 2011, Bradford & Marzec manages approximately $4.1 billion in fixed income assets and has 39 employees of which 18 are investment professionals. Bradford & Marzec’s address is 333 South Hope Street, Suite 4050, Los Angeles, CA 90071.

EARNEST Partners LLC was founded in 1998 and, as of September 30, 2011, managed approximately $17.1 billion in assets. EARNEST’s address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

Thompson, Siegel & Walmsley LLC was founded in 1969 and, as of September 30, 2011, managed approximately $6.3 billion in assets. TS&W’s address is 6806 Paragon Place, Suite 300, Richmond, VA 23230.

C.S. McKee, LP was founded in 1931 and, as of November 30, 2011, managed approximately $12.124 billion in assets. C.S. McKee’s address is 420 Ft. Duquesne Blvd., One Gateway Center, 8th Floor, Pittsburgh, PA 15222.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Trust Ownership—American Century Portfolio. The Trust’s Statement of Additional Information, dated May 1, 2011 (the “Trust SAI”), provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the American Century Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—American Century Portfolio. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the American Century Portfolio, the Trust SAI contains an explanation of the structure of, and method(s) used by QMA to determine, portfolio manager compensation. For each such portfolio manager for the American Century Portfolio, the Trust SAI also contains an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the American Century Portfolio’s investments and investments in other accounts.

Portfolio Managers: Other Accounts—Additional Information About the Portfolio Managers—Other Accounts and Trust Ownership—New Discovery Portfolio. Exhibit A to the SAI provides additional information about the compensation for each portfolio manager that is primarily responsible for the day-to-day management of the New Discovery Portfolio, other accounts managed by those portfolio managers, and ownership of Trust securities by those portfolio managers.

Additional Information About the Portfolio Managers—Compensation and Conflicts of Interest—New Discovery Portfolio. For each portfolio manager that is primarily responsible for the day-to-day portfolio management of the New Discovery Portfolio, Exhibit A to the SAI contains an explanation of the structure of, and method(s) used by the relevant New Discovery Subadviser to determine, portfolio manager compensation. For each such portfolio manager for the New Discovery Portfolio, Exhibit A to the SAI also contains an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the New Discovery Portfolio’s investments and investments in other accounts.

Contractual and Effective Investment Management Fee Rates for the Portfolios. Completion of the Reorganization will result in an increase in the contractual investment management fee rate payable by shareholders. The American Century Portfolio pays a contractual investment management fee rate of 0.75% of its average daily net assets. The New Discovery Portfolio will pay a contractual investment management fee rate of 0.85% of its average daily net assets to $4 billion and 0.83% of its average daily net assets exceeding $4 billion.

Contractual Expense Cap for Combined Portfolio After Reorganization. Assuming completion of the Reorganization, PI and AST have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses for the Combined Portfolio so that the Combined Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, acquired fund fees and expenses, and extraordinary expenses) do not exceed 1.08% of the Combined Portfolio’s average daily net assets through May 1, 2013. This expense limitation may not be terminated or modified prior to May 1, 2013, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2013 will be subject to review by the Investment Manager and the Board.

VOTING INFORMATION

Approval of the Reorganization requires approval by a majority of the outstanding voting securities of the American Century Portfolio, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the American Century Portfolio’s outstanding voting securities is the lesser of (i) 67% of the American Century Portfolio’s outstanding voting securities represented at a meeting at which more than 50% of the American Century Portfolio’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the American Century Portfolio’s outstanding voting securities. Each Contract owner will be entitled to give voting instructions equivalent to one vote for each full share, and a fractional vote for each fractional share, of the American Century Portfolio beneficially owned at the close of business on the Record Date. If sufficient votes to approve the Reorganization are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of voting instructions. Pursuant to the Trust’s Amended and Restated Declaration of Trust, the holders of one-third of the outstanding voting shares present in person or by proxy shall constitute a quorum at any meeting of Trust shareholders.

In accordance with requirements of the SEC, each Participating Insurance Company, as record owner of the shares of the American Century Portfolio, will vote all shares of the American Century Portfolio, including shares owned by a Participating Insurance Company in its general account and shares for which it does not receive instruction from the Contract owner beneficially owning the shares, and the Participating Insurance Company will vote those shares (for the Reorganization, against the Reorganization, or abstain) in the same proportion as the votes actually cast in accordance with instructions received from Contract owners (“Shadow Voting”). The presence at the Meeting of the Participating Insurance Companies affiliated with the Investment Manager will be sufficient to constitute a quorum. Therefore, this Shadow Voting procedure may result in a relatively small number of Contract owners determining the outcome of the vote. No minimum response is required from the Contract owners before Shadow Voting is applied. An abstention is not counted as an affirmative vote of the type necessary to approve the Reorganization and, therefore, instructions to the applicable Participating Insurance Company to abstain will have the same effect as a vote against the Reorganization.

How to Vote

You can vote your shares in any one of three ways:

•  By mail, with the enclosed voting instruction card,

•  In person at the Meeting, or

•  By phone.

If you simply sign and date the voting instruction card but give no voting instructions, your shares will be voted by the relevant Participating Insurance Company in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or any adjournment of the Meeting.

Revoking Voting Instructions

Contract owners executing and returning voting instructions may revoke such instructions at any time prior to exercise of those instructions by written notice of such revocation to the Secretary of the Trust, by execution of subsequent voting instructions, or by voting in person at the Meeting.

Other Matters

The Board does not intend to bring any matters before the Meeting other than those described in this Prospectus/Proxy Statement. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before any of the Meeting, it is intended that the Participating Insurance Companies will vote in accordance with their judgment.

Solicitation of Voting Instructions

Voting instructions will be solicited principally by mailing this Prospectus/Proxy Statement and its enclosures, but instructions also may be solicited by telephone, facsimile, through electronic means such as email, or in person by officers or representatives of the Trust or the Participating Insurance Company. If the record owner of a Contract is a custodian, nominee, or fiduciary, the Trust may send proxy materials to the record owner for any beneficial owners that such record owner may represent. The Trust may reimburse custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with proxy solicitations of such beneficial owners.

ADDITIONAL INFORMATION ABOUT THE TRUST AND THE PORTFOLIOS

Each of the American Century Portfolio and the New Discovery Portfolio is a separate series of the, which is also an open-end management investment company registered with the SEC under the 1940 Act. Each Portfolio is, in effect, a separate mutual fund.

Additional information about the New Discovery Portfolio is included in Exhibit B to this Prospectus/Proxy Statement. Additional information about the American Century Portfolio is included in the prospectus for the Trust, dated May 1, 2011, and the portions of that prospectus relating to the American Century Portfolio are incorporated herein by reference. Further information about the New Discovery Portfolio is included in the SAI. The SAI is incorporated herein by reference. Further information about the American Century Portfolio is included in the Trust SAI, and the portions of that document relating to the American Century Portfolio are incorporated herein by reference. These documents are available upon request and without charge by calling [1-888-778-2888] or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

The Trust, on behalf of the New Discovery Portfolio and the American Century Portfolio, files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. The Trust also prepares annual reports, which include the management discussion and analysis. The annual reports are available both from the SEC and from the Trust. These materials can be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, DC 20549, and at the Regional Offices of the SEC located in New York City at 233 Broadway, New York, New York 10279. Also, copies of such material can be obtained from the SEC’s Public Reference Section, Washington, DC 20549-6009, upon payment of prescribed fees, or from the SEC’s Internet address at http://www.sec.gov.

PRINCIPAL HOLDERS OF SHARES

As of the Record Date, the American Century Portfolio had [_______________] outstanding shares. As of the Record Date, all of the shares of the American Century Portfolio are owned as of record by various Participating Insurance Company separate accounts related to the Contracts. As noted above, the Participating Insurance Companies are required to offer Contract owners the opportunity to instruct it as to how to vote American Century Portfolio shares. The table below sets forth, as of the Record Date, each shareholder that owns beneficially more than 5% of the American Century Portfolio. As of the Record Date, the New Discovery Portfolio had zero outstanding shares.

Portfolio	Beneficial Owner Name*	Address	Percent Ownership
American Century Portfolio
American Century Portfolio
American Century Portfolio
American Century Portfolio

*  As defined by the SEC, a security is beneficially owned by a person if that person has or shares voting power or investment power with respect to the security.

As of the Record Date, the Trustees and Officers of the Trust, as a group, beneficially owned less than 1% of the outstanding voting shares of either of the Portfolios.

FINANCIAL HIGHLIGHTS

The financial highlights which follow will help you evaluate the financial performance of the American Century Portfolio. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the American Century Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any Contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return.

The financial highlights for the American Century Portfolio for the years ended December 31, 2010, 2009, 2008, 2007, and 2006 were part of the financial statements audited by KPMG LLP, the Trust’s independent registered public accounting firm, whose reports on these financial statements were unqualified. The reports of KPMG LLP, the Trust’s independent registered public accounting firm, for the years ended December 31, 2010, 2009, 2008, 2007, and 2006 are included in the Trust’s Annual Report to Shareholders for the American Century Portfolio for the year in question, which reports are available upon request. The financial highlights for the American Century Portfolio for the six-month period ended June 30, 2011 are unaudited and are included in the Trust’s Semi-Annual Report to Shareholders for the American Century Portfolio, which is available upon request.

The financial highlights for the American Century Portfolio audited by KPMG LLP have been incorporated in reliance on their reports given on their authority as experts in auditing and accounting.

	AST American Century Income & Growth Portfolio
	Six Months Ended June 30, 2011(d)		Year Ended December 31,
			2010(d)	2009	2008		2007	2006
Per Share Operating Performance:
Net Asset Value, beginning of period	$12.71		$11.32	$ 9.85	$15.39		$15.71	$13.68

Income (Loss) From Investment Operations:
Net investment income	0.08		0.15	0.14	0.29		0.30	0.26
Net realized and unrealized gain (loss) on investments	0.80		1.39	1.57	(5.56)		(0.32)	2.02

Total from investment operations	0.88		1.54	1.71	(5.27)		(0.02)	2.28

Less Distributions:	(0.12)		(0.15)	(0.24)	(0.27)		(0.30)	(0.25)

Capital Contributions (Note 4):	—	(g)	—	—	—		—	—

Net Asset Value, end of period	$13.47		$12.71	$11.32	$ 9.85		$15.39	$15.71

Total Return(a)	6.99%		13.85%	17.77%	(34.74)%		(0.11)%	16.86%
Ratios/Supplemental Data:
Net assets, end of period (in millions)	$302.7		$271.0	$207.2	$143.9		$307.2	$385.0
Ratios to average net assets(b):
Expenses After Waivers and/or Expense Reimbursement	0.90	%(f)	0.91%	0.91%	0.88	%(c)	0.86%	0.90%
Expenses Before Waivers and/or Expense Reimbursement	0.91	%(f)	0.92%	0.94%	0.91	%(c)	0.86%	0.90%
Net investment income	1.26	%(f)	1.26%	1.76%	1.72%		1.29%	1.61%
Portfolio turnover rate	32	%(e)	69%	54%	61%		55%	63%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)	Includes 0.01% of loan interest expense.
(d)	Calculated based on average shares outstanding during the period.
(e)	Not annualized.
(f)	Annualized.
(g)	Less than $0.005 per share.

Financial highlights for the New Discovery Portfolio are not presented in this Prospectus/Proxy Statement because the New Discovery Portfolio has no assets and has not yet commenced operations as of the date hereof.

EXHIBITS TO PROSPECTUS/PROXY STATEMENT

Item	Exhibit
Plan of Reorganization of Advanced Series Trust, on behalf of AST American Century Income & Growth Portfolio and AST New Discovery Asset Allocation Portfolio	A

Additional Information Relating to AST New Discovery Asset Allocation Portfolio	B

EXHIBIT A TO PROSPECTUS/PROXY STATEMENT

Plan of Reorganization of Advanced Series Trust, on behalf of
AST American Century Income & Growth Portfolio and AST New Discovery Asset Allocation Portfolio

ADVANCED SERIES TRUST

PLAN OF REORGANIZATION

THIS PLAN OF REORGANIZATION (the “Plan”) of Advanced Series Trust, a Massachusetts business trust having its principal place of business at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 (“AST”), on behalf of the acquiring portfolio listed in Schedule A to this Plan (the "Acquiring Portfolio") and the target portfolio listed in Schedule A to this Plan (the “Target Portfolio”), is made as of this 5th day of January, 2012. Together, the Target Portfolio and the Acquiring Portfolio are referred to herein as the “Portfolios.”

The reorganization for the Target Portfolio (hereinafter referred to as the “Reorganization”) is intended to constitute a tax-free transaction for federal income tax purposes and will consist of: (i) the acquisition by the Acquiring Portfolio of all of the assets of the Target Portfolio and the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio in exchange solely for full and fractional shares of the Acquiring Portfolio (“Acquiring Portfolio Shares”); (ii) the distribution of Acquiring Portfolio Shares to the shareholders of the Target Portfolio according to their respective interests in complete liquidation of the Target Portfolio; and (iii) the dissolution of the Target Portfolio as soon as practicable after the closing (as defined in Section 3, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

In order to consummate the Plan, the following actions shall be taken by AST on behalf of the Acquiring Portfolio and the Target Portfolio, as applicable:

1.  Sale and Transfer of Assets, Liquidation and Dissolution of Target Portfolio.

(a)  Subject to the terms and conditions of this Plan, AST shall: (i) transfer all of the assets of the Target Portfolio, as set forth in Section 1(b) hereof, to the Acquiring Portfolio; and (ii) cause the Acquiring Portfolio to assume all the liabilities of the Target Portfolio as set forth in Section 1(b) hereof. Such transactions shall take place at the Closing.

(b)  The assets of the Target Portfolio to be acquired by the Acquiring Portfolio (collectively, the "Assets") shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable that are owned by the Target Portfolio, and any deferred or prepaid expenses shown as an asset on the books of the Acquiring Portfolio on the Closing date (as defined in Section 3, hereinafter the "Closing Date"). All liabilities, expenses, costs, charges and reserves of the Target Portfolio, to the extent that they exist at or after the Closing, shall after the Closing attach to the Acquiring Portfolio and may be enforced against the Acquiring Portfolio to the same extent as if the same had been incurred by the Acquiring Portfolio.

(c)  Subject to the terms and conditions of this Plan, AST on behalf of the Acquiring Portfolio shall at the Closing deliver to the Target Portfolio the number of Acquiring Portfolio Shares, determined by dividing the net asset value per share of the shares of the Target Portfolio ("Target Portfolio Shares") on the Closing Date by the net asset value per share of the Acquiring Portfolio Shares, and multiplying the result thereof by the number of outstanding Target Portfolio Shares as of the close of regular trading on the New York Stock Exchange (the "NYSE") on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

(d)  Immediately following the Closing, the Target Portfolio shall distribute pro rata to its shareholders of record as of the close of business on the Closing Date, the Acquiring Portfolio Shares received by the Target Portfolio pursuant to this Section 1 and then shall terminate and dissolve. Such liquidation and distribution shall be accomplished by the establishment of accounts on the share records of AST relating to the Acquiring Portfolio and noting in such accounts the type and amounts of Acquiring Portfolio Shares that former Target Portfolio shareholders are due based on their respective holdings of the Target Portfolio as of the close of business on the Closing Date. Fractional Acquiring Portfolio Shares shall be carried to the third decimal place. The Acquiring Portfolio shall not issue certificates representing the Acquiring Portfolio shares in connection with such exchange.

2.  Valuation.

(a)  The value of the Target Portfolio's Assets to be transferred to the Acquiring Portfolio hereunder shall be computed as of the close of regular trading on the NYSE on the Closing Date (the "Valuation Time") using the valuation procedures set forth in AST's current effective prospectus.

(b)  The net asset value of a share of the Acquiring Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

(c)  The net asset value of a share of the Target Portfolio shall be determined to the second decimal point as of the Valuation Time using the valuation procedures set forth in AST's current effective prospectus.

3.  Closing and Closing Date.

The consummation of the transactions contemplated hereby shall take place at the Closing (the "Closing"). The date of the Closing (the "Closing Date") shall be April 27, 2012, or such other date as determined in writing by AST's officers. The Closing shall take place at the principal office of AST at 5:00 p.m. Eastern time on the Closing Date. AST on behalf of the Target Portfolio shall have provided for delivery as of the Closing of the Target Portfolio's Assets to the account of the Acquiring Portfolio at the Acquiring Portfolio's custodians. Also, AST on behalf of the Target Portfolio shall produce at the Closing a list of names and addresses of the shareholders of record of the Target Portfolio Shares and the number of full and fractional shares owned by each such shareholder, all as of the Valuation Time, certified by its transfer agent or by its President to the best of its or his or her knowledge and belief. AST on behalf of the Acquiring Portfolio shall issue and deliver a confirmation evidencing the Acquiring Portfolio Shares to be credited to the Target Portfolio's account on the Closing Date to the Secretary of AST, or shall provide evidence satisfactory to the Target Portfolio that the Acquiring Portfolio Shares have been registered in an account on the books of the Acquiring Portfolio in such manner as AST on behalf of Target Portfolio may request.

4.  Representations and Warranties by AST on behalf of the Target Portfolio.

AST makes the following representations and warranties about the Target Portfolio:

(a)  The Target Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts and validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Target Portfolio Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act").

(b)  AST on behalf of the Target Portfolio is authorized to issue an unlimited number of the Target Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2010, audited by KPMG LLP, fairly present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2011 present the financial position of the Target Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Target Portfolio's business as such business is now being conducted.
(e)  AST on behalf of the Target Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Target Portfolio does not have any unamortized or unpaid organizational fees or expenses.

(g)  The Target Portfolio has elected to be, and is, treated as a partnership for U.S. federal income tax purposes. The Target Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended (the "Code"), since its inception and will continue to satisfy such requirements at the Closing.

(h)  The Target Portfolio, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be), or Form W-9, Request for Taxpayer Identification Number and Certification, for the Target Portfolio shareholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Target Portfolio to such shareholder, and/or (ii) has otherwise timely instituted the appropriate nonresident alien or foreign corporation or backup withholding procedures with respect to such shareholder as provided by Sections 1441, 1442, and 3406 of the Code.

(i)  At the Closing, the Target Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially adversely affect title thereto.

(j)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Target Portfolio.

(k)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Target Portfolio.

(l)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

5.  Representations and Warranties by AST on behalf of the Acquiring Portfolio.

AST makes the following representations and warranties about the Acquiring Portfolio:

(a)  The Acquiring Portfolio is a series of AST, a business trust organized under the laws of the Commonwealth of Massachusetts validly existing and in good standing under the laws of that jurisdiction. AST is duly registered under the 1940 Act as an open-end, management investment company and all of the Acquiring Portfolio Shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act.

(b)  AST on behalf of the Acquiring Portfolio is authorized to issue an unlimited number of the Acquiring Portfolio shares, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights.

(c)  The financial statements appearing in AST's Annual Report to Shareholders for the fiscal year ended December 31, 2010, audited by KPMG LLP, fairly present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis. The unaudited financial statements appearing in AST's Semi-Annual Report to Shareholders for the six-month period ended June 30, 2011 present the financial position of the Acquiring Portfolio as of such date and the results of its operations for the periods indicated in conformity with generally accepted accounting principles applied on a consistent basis.

(d)  AST has the necessary power and authority to conduct the Acquiring Portfolio's business as such business is now being conducted.

(e)  AST on behalf of the Acquiring Portfolio is not a party to or obligated under any provision of AST's Second Amended and Restated Declaration of Trust, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Plan.

(f)  The Acquiring Portfolio has elected to be, and is, treated as a partnership for federal income tax purposes. The Acquiring Portfolio has satisfied the diversification and look-through requirements of Section 817(h) of the Code since its inception and will continue to satisfy such requirements at the Closing.

(g)  The statement of assets and liabilities to be created by AST for the Acquiring Portfolio as of the Valuation Time for the purpose of determining the number of Acquiring Portfolio Shares to be issued pursuant to this Plan will accurately reflect the Assets in the case of the Target Portfolio and the net asset value in the case of the Acquiring Portfolio, and outstanding shares, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(h)  At the Closing, the Acquiring Portfolio will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(i)  Except as may be disclosed in AST's current effective prospectus, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against the Acquiring Portfolio.

(j)  There are no known actual or proposed deficiency assessments with respect to any taxes payable by the Acquiring Portfolio.

(k)  The execution, delivery, and performance of this Plan have been duly authorized by all necessary actions of AST's Board of Trustees, and this Plan constitutes a valid and binding obligation enforceable in accordance with its terms.

(l)  AST anticipates that consummation of this Plan will not cause the Acquiring Portfolio to fail to conform to the requirements of Section 817(h) at the end of each tax quarter.

6.  Intentions of AST on behalf of the Portfolios.

(a)  At the Closing, AST on behalf of the Target Portfolio, intends to have available a copy of the shareholder ledger accounts, certified by AST's transfer agent or its President or a Vice President to the best of its or his or her knowledge and belief, for all the shareholders of record of Target Portfolio Shares as of the Valuation Time who are to become shareholders of the Acquiring Portfolio as a result of the transfer of assets that is the subject of this Plan.

(b)  AST intends to operate each Portfolio's respective business as presently conducted between the date hereof and the Closing.

(c)  AST intends that the Target Portfolio will not acquire the Acquiring Portfolio Shares for the purpose of making distributions thereof to anyone other than the Target Portfolio's shareholders.

(d)  AST on behalf of the Target Portfolio intends, if this Plan is consummated, to liquidate and dissolve the Target Portfolio.

(e)  AST intends that, by the Closing, each Portfolio's Federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all Federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(f)  AST intends to mail to each shareholder of the Target Portfolio entitled to vote at the meeting of its shareholders at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a Combined Proxy Statement and Prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

(g)  AST intends to file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to the Acquiring Portfolio Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as practicable. At the time the Registration Statement becomes effective, it will: (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the shareholders' meeting of the Target Portfolio, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

7.  Conditions Precedent to be Fulfilled by AST on behalf of the Portfolios.

The consummation of the Plan with respect to the Acquiring Portfolio and the Target Portfolio shall be subject to the following conditions:

(a)  That: (i) all the representations and warranties contained herein concerning the Portfolios shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) performance of all obligations required by this Plan to be performed by AST on behalf of the Portfolios shall occur prior to the Closing; and (iii) AST shall execute a certificate signed by the President or a Vice President and by the Secretary or equivalent officer to the foregoing effect.

(b)  That the form of this Plan shall have been adopted and approved by the appropriate action of the Board of Trustees of AST on behalf of the Portfolios.

(c)  That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan under Section 25(c) of the 1940 Act. And, further, that no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of a Portfolio or would prohibit the transactions contemplated hereby.

(d)  That at or immediately prior to the Closing, the Target Portfolio shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Portfolio's shareholders all of such Target Portfolio's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

(e)  That there shall be delivered to AST on behalf of the Portfolios an opinion from Shearman & Sterling LLP, in form and substance satisfactory to AST, substantially to the effect that the transactions contemplated by this Plan should constitute a tax-free transaction for federal income tax purposes. Such opinion shall contain at a minimum the conclusion that the transfer by the Target Portfolio of all of its assets to the Acquiring Portfolio, in exchange solely for Acquiring Portfolio Shares, the assumption by the Acquiring Portfolio of all of the liabilities of the Target Portfolio, and the distribution of the Acquiring Portfolio Shares to the shareholders of the Target Portfolio in complete liquidation of the Target Portfolio, should be tax-free to the shareholders of the Target Portfolio.

In giving the opinion set forth above, counsel may state that it is relying on certificates of the officers of AST with regard to matters of fact.

(f)  That the Registration Statement with respect to the Acquiring Portfolio Shares to be delivered to the Target Portfolio's shareholders in accordance with this Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date, or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(g)  That the Acquiring Portfolio Shares to be delivered hereunder shall be eligible for sale by the Acquiring Portfolio with each state commission or agency with which such eligibility is required in order to permit the Acquiring Portfolio Shares lawfully to be delivered to each shareholder of the Target Portfolio.

8.  Expenses.

(a)  AST represents and warrants that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

(b)  All costs incurred in entering into and carrying out the terms and conditions of this Plan, including (without limitation) outside legal counsel and independent registered public accounting firm costs and costs incurred in connection with the printing and mailing of the relevant combined prospectus and proxy statement and related materials, shall be paid by Prudential Investments LLC or AST Investment Services, Inc. or their affiliates.

9.  Termination; Postponement; Waiver; Order.

(a)  Anything contained in this Plan to the contrary notwithstanding, this Plan may be terminated and abandoned at any time (whether before or after approval thereof by the shareholders of an Target Portfolio) prior to the Closing, or the Closing may be postponed by AST on behalf of a Portfolio by resolution of the Board of Trustees of AST if circumstances develop that, in the opinion of the Board, make proceeding with the Plan inadvisable.

(b)  If the transactions contemplated by this Plan have not been consummated by September 30, 2012, the Plan shall automatically terminate on that date, unless a later date is agreed to by the officers of AST on behalf of the Portfolios.

(c)  In the event of termination of this Plan pursuant to the provisions hereof, the Plan shall become void and have no further effect with respect to the Acquiring Portfolio or Target Portfolio, and neither AST, the Acquiring Portfolio nor the Target Portfolio, nor the trustees, officers, agents or shareholders shall have any liability in respect of this Plan.

(d)  At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the party who is entitled to the benefit thereof by action taken by AST's Board of Trustees if, in the judgment of such Board of Trustees, such action or waiver will not have a material adverse affect on the benefits intended under this Plan to its shareholders, on behalf of whom such action is taken.

(e)  If any order or orders of the U.S. Securities and Exchange Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of AST on behalf of the Portfolios to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Target Portfolio, unless such terms and conditions shall result in a change in the method of computing the number of Acquiring Portfolio Shares to be issued the Target Portfolio, in which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of the Target Portfolio prior to the meeting at which the transactions contemplated by this Plan shall have been approved, this Plan shall not be consummated and shall terminate, unless AST on behalf of the Target Portfolio shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

10.  Entire Plan and Amendments.

This Plan embodies the entire plan of AST on behalf of the Portfolios, and there are no agreements, understandings, restrictions, or warranties between the parties other than those set forth or provided for herein. This Plan may be amended only by AST. Neither this Plan nor any interest herein may be assigned without the prior written consent of AST on behalf of the Portfolio corresponding to the Portfolio making the assignment.

11.  Notices.

Any notice, report, or demand required or permitted by any provision of this Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to AST at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, Attention: Secretary.

12.  Governing Law.

This Plan shall be governed by and carried out in accordance with the laws of The Commonwealth of Massachusetts without regard to its conflict of laws principles.

IN WITNESS WHEREOF, each party has executed this Plan by its duly authorized officers, all as of the date and year first written above.

ADVANCED SERIES TRUST on behalf of the Acquiring Portfolio listed in Schedule A
Attest: John P. Schwartz, Assistant Secretary	By: Stephen Pelletier Title: President
ADVANCED SERIES TRUST on behalf of the Target Portfolio listed in Schedule A
Attest: John P. Schwartz, Assistant Secretary	By: Stephen Pelletier Title: President

Schedule A

Target Portfolio of Advanced Series Trust	Corresponding Acquiring Portfolio of Advanced Series Trust
AST American Century Income & Growth Portfolio	AST New Discovery Asset Allocation Portfolio

EXHIBIT B TO PROSPECTUS/PROXY STATEMENT

Additional Information Relating to AST New Discovery Asset Allocation Portfolio,
dated [__________ __, 2012]

Advanced Series Trust (the “Trust”) is an investment vehicle for life insurance and variable annuity companies (collectively, the “Participating Insurance Companies”) writing variable annuity contracts and variable life insurance policies (the “Contracts”). Shares of the Trust may also be sold directly to certain tax-deferred retirement plans. Each Contract involves fees and expenses not described in this Exhibit B to the Prospectus/Proxy Statement. Please read the Contract prospectus for information regarding the Contract, including its fees and expenses. The Portfolio of the Trust addressed in this Exhibit B to the Prospectus/Proxy Statement is set forth below:

AST New Discovery Asset Allocation Portfolio

SUMMARY: AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

INVESTMENT OBJECTIVE

The investment objective of the AST New Discovery Asset Allocation Portfolio (the New Discovery Portfolio or the Portfolio) is to seek total return.

PORTFOLIO FEES AND EXPENSES

The table below shows the fees and expenses that you may pay if you invest in shares of the New Discovery Portfolio. The table does not include charges incurred in connection with your variable insurance policy or variable annuity contract (together, the Contracts). Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the table. See your Contract prospectus for more information about Contract charges.

Estimated Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%*
Distribution (12b-1) Fees	None
Other Expenses	0.26%**
Total Annual Portfolio Operating Expenses	1.11%
Fee Waiver or Expense Reimbursement	(0.03)%***
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.08%** *

Example.  The following example is intended to help you compare the cost of investing in the New Discovery Portfolio with the cost of investing in other mutual funds. The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the example. See your Contract prospectus for more information about Contract charges.
The example assumes that you invest $10,000 in the New Discovery Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Year
AST New Discovery Asset Allocation Portfolio**	$110***	$350***

* The New Discovery Portfolio will pay a contractual investment management fee rate of 0.85% of its average daily net assets to $4 billion and 0.83% of its average daily net assets exceeding $4 billion.
**The New Discovery Portfolio will commence operations on or about April 30, 2012. Estimate based in part on assumed average daily net assets of approximately $262 million for the Portfolio for the fiscal period ending December 31, 2012.
*** Prudential Investments LLC and AST Investment Services, Inc. (together, the Investment Managers) have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, acquired fund fees and expenses, and extraordinary expenses) for the New Discovery Portfolio do not exceed 1.08% of its average daily net assets through May 1, 2013. This expense limitation may not be terminated or modified prior to May 1, 2013, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2013 will be subject to review by the Investment Managers and the Board of Trustees of the Trust.

Portfolio Turnover. The New Discovery Portfolio will pay transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, will affect the Portfolio's performance. No portfolio turnover rate is presented for the Portfolio, because it has not yet commenced operations.

INVESTMENTS, RISKS AND PERFORMANCE

Principal Investment Strategies. The investment objective of the New Discovery Portfolio will be to seek total return. Total return is comprised of capital appreciation and income. Under normal circumstances, approximately 70% of the Portfolio's assets will be allocated to a combination of domestic and international equity strategies and approximately 30% of Portfolio's assets will be allocated to certain U.S. fixed-income investment strategies and a liquidity strategy.

Principal Risks of Investing in the New Discovery Portfolio.  The risks identified below are the principal risks of investing in the New Discovery Portfolio. All investments have risks to some degree and it is possible that you could lose money by investing in the New Discovery Portfolio. An investment in the New Discovery Portfolio is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While the New Discovery Portfolio makes every effort to achieve its objective, it can't guarantee success.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. When the underlying pools of assets consist of debt obligations, there is a risk that those obligations will be repaid sooner than expected (prepayment risk) or later than expected (extension risk), both of which may result in lower than expected returns.

Asset transfer program risk. The Portfolio will be used in connection with certain living benefit programs under variable annuity contracts, including, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the relevant participating insurance companies to manage the guarantees offered in connection with these living benefit programs, such companies will monitor each contract owner's account value from time to time and will systematically transfer amounts between the Portfolio and certain bond funds (or, for one guaranteed minimum withdrawal benefit program, the relevant insurer's general account) as required by certain non-discretionary mathematical formulas. Such pre-determined mathematical formulas may, however, result in large-scale asset flows into and out of the Portfolio and subject the Portfolio to certain risks. Such pre-determined mathematical formulas could adversely affect the Portfolio's investment performance by requiring the relevant subadvisers to purchase and sell securities at inopportune times and by otherwise limiting their ability to fully implement the Portfolio's investment strategies. These asset transfers may also result in a higher turnover rate for the Portfolio compared to similar mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. In addition, the Portfolio also may have difficulty disposing of securities at the values determined by the Trust for the purpose of determining the Portfolio's net asset value per share, especially during periods when the pre-determined mathematical formulas cause large-scale asset flows out of the Portfolio (i.e., the Portfolio will be subject to liquidity risk). These pre-determined mathematical formulas may also result in relatively small asset bases and relatively high operating expense ratios for the Portfolio compared to other similar funds.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index. The use of derivatives involves a variety of risks, including: the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio; certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage, which can result in losses to a Portfolio that exceed the amount the Portfolio originally invested; certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth, and privately negotiated derivatives may be difficult to terminate or otherwise offset; derivatives used for hedging may reduce losses but also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio; and commodity-linked derivative instruments may be more volatile than the prices of investments in traditional equity and debt securities.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the Portfolio invests could go down.

Expense Risk. Your actual cost of investing in the Portfolio may be higher than the daily estimated expenses shown above under “Estimated Annual Portfolio Operating Expenses” for a variety of reasons, including, for example, if the Portfolio does not maintain the projected average net asset level shown above.

Fixed income securities risk. Investment in fixed income securities involves a variety of risks, including the risk that an issuer or guarantor of a security will be unable to pay some or all of the principal and interest when due (credit risk); the risk that the Portfolio may not be able to sell some or all of the securities its holds, either at the price it values the security or at any price (liquidity risk); and the risk that the rates of interest income generated by the fixed income investments of the Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the Portfolio may decline due to an increase in market interest rates (interest rate risk).

Foreign investment risk. Investments in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes: Changes in currency exchange rates may affect the value of foreign securities held by the Portfolio; securities of issuers located in emerging markets tend to have volatile prices and may be less liquid than investments in more established markets; foreign markets generally are more volatile than U.S. markets, are not subject to regulatory requirements comparable to those in the U.S, and are subject to differing custody and settlement practices; foreign financial reporting standards usually differ from those in the U.S.; foreign exchanges are smaller and less liquid than the U.S. market; political developments may adversely affect the value of the Portfolio's foreign securities; and foreign holdings may be subject to special taxation and limitations on repatriating investment proceeds. The risks associated with investments in foreign securities are heightened for investment in securities from issuers located in emerging market countries.

High-yield risk. Investments in fixed-income securities rated below investment grade and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.

Management risk. Management risk includes the risk that the securities and other financial instruments selected by the relevant subadvisers for will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies. All decisions by an adviser require judgment and are based on imperfect information. Additionally, the investment techniques, risk analysis and investment strategies used by a subadviser in making investment decisions for the Portfolio may not produce the desired results.

Market risk. Market risk is the risk that the markets in which the Portfolio invests will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably.

Mortgage-backed securities risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities.

Recent Events Risk. The ongoing domestic and international financial and debt crises have caused significant declines in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the Portfolio's subadvisers. These market conditions may continue or get worse. In response to these crises, the U.S. and many foreign governments have increased deficit spending while the Federal Reserve, the European Central Bank, and other foreign central banks have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

Past Performance.  No performance history is presented for the New Discovery Portfolio, because it does not yet have a full calendar year of performance.

MANAGEMENT OF THE AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

Investment Managers: Prudential Investments LLC and AST Investment Services, Inc.
Subadviser: Bradford & Marzec LLC (Bradford & Marzec)
Portfolio Manager	Title with Bradford & Marzec	Service Date with Portfolio
Douglas Lopez, CFA	Senior Portfolio Manager	April 2012
Terence Reidt, CFA	Senior Portfolio Manager	April 2012
Jeffrey Brothers, CFA	Senior Portfolio Manager	April 2012
N. Graham Allen, FCMA	Senior Portfolio Manager	April 2012
Drew Sweeney	Portfolio Manager	April 2012
Subadviser: Brown Advisory, LLC (Brown Advisory)
Portfolio Manager	Title with Brown Advisory	Service Date with Portfolio
Kenneth M. Stuzin, CFA	Partner, Portfolio Manager	April 2012
Subadviser: C.S. McKee, LP (C.S. McKee)
Portfolio Manager	Title with C.S. McKee	Service Date with Portfolio
Greg Melvin	Chief Investment Officer	April 2012
Bryan Johanson	Portfolio Manager	April 2012
Brian Allen	Portfolio Manager	April 2012
Jack White	Portfolio Manager	April 2012
Andrew Faderewski	Analyst	April 2012
Subadviser: EARNEST Partners, LLC (EARNEST)
Portfolio Manager	Title with EARNEST	Service Date with Portfolio
Paul E. Viera	Chief Executive Officer and Partner	April 2012
Subadviser: Epoch Investment Partners, Inc. (Epoch)
Portfolio Manager	Title with Epoch	Service Date with Portfolio
David Pearl	Executive Vice President, Co-Chief Investment Officer and Portfolio Manager	April 2012
Janet Navon	Managing Director, Portfolio Manager, and Director of Research	April 2012
Michael Welhoelter	Chief Risk Officer and Co-Portfolio Manager	April 2012
Subadviser: Security Investors, LLC (SGI)
Portfolio Manager	Title with SGI	Service Date with Portfolio
Mark A. Mitchell,CFA	Portfolio Manager	April 2012
Subadviser: Thompson, Siegel & Walmsley LLC (TS&W)
Portfolio Manager	Title with TS&W	Service Date with Portfolio
Brandon Harrell, CFA	International Portfolio Manager	April 2012

TAX INFORMATION

Contract owners should consult their Contract prospectus for information on the federal tax consequences to them. In addition, Contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Contracts and the New Discovery Portfolio, including the application of state and local taxes. The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes.

FINANCIAL INTERMEDIARY COMPENSATION

If you purchase your Contract through a broker-dealer or other financial intermediary (such as a bank), the issuing insurance company, the New Discovery Portfolio or their related companies may pay the intermediary for the sale of the Contract, the selection of the Portfolio and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Contract over another investment or insurance product, or to recommend the Portfolio over another investment option under the Contract. Ask your salesperson or visit your financial intermediary's website for more information.

ABOUT THE TRUST AND ITS PORTFOLIOS

This Exhibit B to the Prospectus/Proxy Statement provides information about Advanced Series Trust (the Trust) and its separate portfolios (each, a Trust Portfolio). The Trust Portfolio that is discussed in this Exhibit B to the Prospectus/Proxy Statement is the AST New Discovery Asset Allocation Portfolio (the New Discovery Portfolio or the Portfolio). The Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 (the 1940 Act).

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Trust. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. AST and PI (together, the Investment Managers) have retained the subadvisers listed below to conduct the investment program of the New Discovery Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments.

Portfolio	New Discovery Subadvisers
AST New Discovery Asset Allocation Portfolio*	Epoch Investment Partners, Inc. (Epoch)
Security Investors, LLC (SGI)
Brown Advisory, LLC (Brown Advisory)
EARNEST Partners, LLC (EARNEST)
Thompson, Siegel & Walmsley LLC (TS&W)
Bradford & Marzec LLC (Bradford & Marzec)
C.S. McKee, LP (C.S. McKee)

* The seven subadvisers for the New Discovery Portfolio are collectively referred to in this Prospectus/Proxy Statement as the “New Discovery Subadvisers.”

MORE DETAILED INFORMATION ON HOW THE AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO INVESTS

Investment Objective of New Discovery Portfolio. The investment objective of the New Discovery Portfolio is to seek total return. Total return is comprised of capital appreciation and income. This investment objective is not a fundamental investment policy for the New Discovery Portfolio and, therefore, may be changed by the Board of Trustees of the Trust (the Board) without shareholder approval. No assurance can be given that the New Discovery Portfolio will achieve its investment objective.

Principal Investment Policies of New Discovery Portfolio. In seeking to achieve the New Discovery Portfolio’s investment objective, the Investment Managers will cause the New Discovery Portfolio’s assets to be allocated across eight different investment strategies. The New Discovery Portfolio will have three strategies that invest primarily in domestic equity securities, two strategies that invest primarily in international equity securities, two strategies that invest primarily in fixed-income securities, and one strategy that invests in the Prudential Core Taxable Money Market Fund (referred to herein as the “Liquidity Strategy”). The current expected initial allocation of New Discovery Portfolio assets across the eight investment strategies is set forth in the table below. The expected initial allocations are preliminary and subject to change by the Investment Manager at any time. Such allocations may also vary due to cash flows into, and out of, the Portfolio and the performance of the various strategies.[x]

Investment Strategy	New Discovery Subadvisers	Estimated Initial Allocation of New Discovery Portfolio Assets Among Investment Strategies
Domestic Large-Cap Core	Epoch	15.0%
Domestic Large-Cap Value	SGI	20.0%
Domestic Large-Cap Growth	Brown Advisory	15.0%
International Equity	EARNEST	6.0%
International Equity	TS&W	14.0%
Core Plus Fixed-Income	Bradford & Marzec	16.8%
Core Fixed-Income	C.S. McKee	11.2%
Liquidity Strategy	N/A*	2.0%

* PI will be responsible for the day-to-day investment management of the Liquidity Strategy.

Domestic Large-Cap Core (Epoch). Epoch’s security selection process is focused on free cash flow metrics as opposed to traditional accounting-based metrics. Epoch will seek to produce superior risk-adjusted equity returns for this segment of the New Discovery Portfolio by identifying companies with a consistent, straightforward ability to both generate free cash flow and to properly allocate that cash flow among internal reinvestment opportunities, acquisitions dividends, share repurchases and debt pay downs.

Epoch seeks to identify potential investment opportunities through both qualitative and quantitative analysis. The investment process seeks to uncover companies with improving business fundamentals resulting in increasing free cash flow. The analysis incorporates such items as valuation, revenue growth, and gross margin improvement.  Other catalysts may include management changes, purchases or sales by corporate insiders, restructuring/spin-offs, and recent news items.  Under normal circumstances, no more than 7 % of the assets attributable to this investment strategy may be allocated to a particular issuer at the time of purchase while not more than 10 % of this Portfolio segment’s assets may be allocated to a particular issuer at any time based on overall market value.  This investment strategy normally will not seek to constrain the magnitude of holdings at a sector level relative to the Russell 3000 Index.

Domestic Large-Cap Value (SGI). Under normal market conditions, at least 80% of the net assets attributable to this investment strategy will be invested in equity securities, which include common stocks, rights, options, warrants, convertible debt securities of both U.S. and U.S. dollar-denominated foreign issuers, and American Depositary Receipts (“ADRs”), of companies that, when purchased, have market capitalizations that are within the range of companies in the Russell 1000 Value Index. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities.

In choosing securities for this segment of the New Discovery Portfolio, SGI will primarily invest in value-oriented companies. Value-oriented companies are companies that appear to be undervalued relative to assets, earnings, growth potential, or cash flows. SGI will use a blend of quantitative analysis and fundamental research to identify securities that appear favorably priced and that may be able to sustain or improve their pre-tax return on invested capital over time. SGI may focus the investments for this New Discovery Portfolio segment in a limited number of issuers. SGI will typically sell a security when its issuer is no longer considered a value company, shows deteriorating fundamentals or falls short of SGI’s expectations, among other reasons.

A portion of the assets attributable to this investment strategy may be invested in futures contracts, options on futures contracts, and options on securities. These instruments are used to hedge the holdings of this Portfolio segment, to maintain exposure to the equity markets, or to increase returns. The assets attributable to this investment strategy may be invested in a variety of investment vehicles, including those that seek to track the composition and performance of a specific index, such as exchange traded funds (ETFs) and other mutual funds. SGI may use these investments as a way of managing the cash position of this segment of the New Discovery Portfolio, or to gain exposure to the equity markets or a particular sector of the equity markets, while maintaining liquidity.

Domestic Large-Cap Growth (Brown Advisory). Under normal conditions, at least 80% of the net assets attributable to this investment strategy will be invested in equity securities of domestic companies. This segment of the New Discovery Portfolio will invest primarily in the common stocks of medium and large capitalization companies (i.e., those companies with market capitalizations of greater than $1 billion at the time of initial investment) that Brown Advisory believes have exhibited an above average rate of earnings growth over the past few years and that have prospects for above average, sustainable growth in the future.. This New Discovery Portfolio segment may also invest in companies that do not exhibit particularly strong earnings histories but do have other attributes that may contribute to accelerated growth in the foreseeable future. For these purposes, equity securities include domestic common and preferred stock, convertible debt securities, ADRs, real estate investment trusts, and exchange-traded funds (“ETFs”). Up to 15% of the net assets attributable to this investment strategy may be invested in foreign securities, including the securities of emerging markets issuers. Brown Advisory may sell a security if it fails to meet its initial investment criteria, if a more attractively priced security is found, or if the security becomes overvalued relative to the long-term expectation.

International Equity (EARNEST). EARNEST will begin the investment process for its strategy by screening a universe of companies in the MSCI ACWI Ex-U.S. Index seeking to identify those that it believes exhibit financial and market characteristics that have produced outstanding performance over time. These characteristics include valuation measures, market trends, operating trends, growth, profitability, and macroeconomic trends. Companies that pass the initial screen are further filtered, giving consideration to the economic and political environment, property rights, regulations, monetary policy, government intervention, and other relevant factors. EARNEST will then perform fundamental analysis on the companies that pass its screens, seeking to identify companies in attractive industries, with developed strategies, sufficient funding, and strong financial results. The assets attributable to this investment strategy will be invested in approximately 60 issuers, with each issuer generally being limited to no more than 5% of the sleeve’s assets. Sector and regional weightings for this New Discovery Portfolio segment will generally be constrained at no more than double those of the MSCI ACWI Ex-U.S. Index while emerging markets weightings will generally be constrained at no more than 1.5 times those of such Index.

International Equity (TS&W). Under normal circumstances, at least 80% of the net assets attributable to this investment strategy will be invested in equity securities of foreign companies representing at least three countries other than the United States. TS&W currently anticipates investing in at least 12 countries other than the United States. TS&W will emphasize established companies in individual foreign markets and will attempt to stress companies and markets that it believes are undervalued.
Generally, this New Discovery Portfolio segment will invest primarily in common stocks of established companies listed on foreign securities exchanges, but it may also invest in securities traded over-the-counter. Although this investment strategy will emphasize larger, more seasoned or established companies, TS&W may invest in companies of varying size as measured by assets, sales, or market capitalization. This segment of the New Discovery Portfolio will invest primarily in securities of companies domiciled in developed countries, but may also invest in emerging markets. Up to 10% of the assets attributable to this investment strategy may be invested in securities of companies in developing countries. It is currently expected that investments will be diversified throughout the world and within markets in an effort to minimize specific country and currency risks.
TS&W employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four-factor valuation screen designed to outperform the Morgan Stanley Capital International EAFE Index. The initial universe consists of approximately 3,000 actively traded non-U.S. stocks. Parts one and two of the screen attempt to assess a company’s attractiveness based on cash flows relative to other international stocks and as compared to their industry or sector peers. The third factor considers the relative earnings prospects of the company. The fourth factor involves looking at the company’s recent price action. From the model, approximately 600 stocks are identified for further research. These are the stocks that rank the highest on the basis of these four factors combined. TS&W generally limits its investment universe to those companies with a minimum of three years of operating history.
TS&W’s analysts also perform rigorous fundamental analysis, exploring numerous factors that may affect the outlook for a company. They evaluate publicly available information, including sell-side research, company filings, and trade periodicals. TS&W analysts also may speak with company management to hear their perspectives and outlook on pertinent business issues. Under normal circumstances, this New Discovery Portfolio segment will hold approximately 80-100 stocks as a result of this process.
Established positions within this segment of the New Discovery Portfolio are ranked bi-weekly and are reviewed regularly in the same manner to re-examine their fundamental and valuation characteristics. The product team meets periodically to discuss each stock’s place in relation to this segment’s other portfolio holdings. TS&W employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid, or another stock presents a more attractive opportunity.

Core Plus Fixed-Income (Bradford & Marzec). The Bradford & Marzec portfolio management team will primarily employ a combination of top-down sector rotation, bottom-up fundamental and technical analysis for issuer and security selection, and yield curve duration management in an attempt to outperform the Barclays Capital US Aggregate Bond Index (the “Barclays Aggregate Bond Index”). The Barclays Aggregate Bond Index includes all major investment grade asset classes within the US fixed income market. Exposure to additional sectors such as international and high yield bonds will be added opportunistically by Bradford & Marzec when it believes that the market environment favors these sectors. Long-term positions in these additional sectors, however, are generally not maintained as their attractiveness can fluctuate sharply with the global economic cycle.
Overall, the assets attributable to this investment strategy will be invested primarily in fixed-income securities, with between approximately 150-250 holdings. In particular, this New Discovery Portfolio segment may invest up to 20% of its assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Bradford & Marzec to be of comparable quality. In addition, up to 20% of the total assets attributable to this investment strategy may be invested in the securities of non-U.S. issuers and/or in non-U.S. dollar-denominated securities.

Core Fixed-Income (C.S. McKee). The C.S. McKee portfolio management team will employ a primarily bottom-up, value-driven philosophy in an attempt to outperform the Barclays Aggregate Bond Index. This actively managed process will focus on high quality and highly liquid securities, in an attempt to add value through superior security selection and sector allocation. Portfolio duration (i.e., interest rate risk) will typically be held below market levels.

Liquidity Strategy (PI). The New Discovery Portfolio will normally invest approximately 2% to 3% of its assets in the Prudential Core Taxable Money Market Fund (the Prudential Core Fund) in order to provide liquidity and to satisfy redemptions. The Prudential Core Fund is managed in compliance with regulations applicable to money market mutual funds, specifically, Rule 2a-7 under the 1940 Act. The investment objective of the Prudential Core Fund is current income consistent with the preservation of capital and the maintenance of liquidity. The Prudential Core Fund invests in a diversified portfolio of short-term debt obligations issued by the U.S. Government, its agencies and instrumentalities, as well as commercial paper, asset-backed securities, funding agreements, variable rate demand notes, bills, notes and other obligations issued by banks, corporations and other companies (including trust structures), obligations issued by foreign banks, companies or foreign governments, and municipal bonds and notes. The Prudential Core Fund invests in high-quality money market obligations to try to provide investors with current income while maintaining a stable NAV of $1 per share.

Anticipated Asset Allocation Ranges for New Discovery Portfolio. As set forth above, the New Discovery Portfolio may gain exposure to the domestic and international equity and fixed-income asset classes through investments in securities and the Prudential Core Fund. The New Discovery Portfolio also may gain exposure to the relevant asset classes through the use of derivatives and other financial instruments. The New Discovery Portfolio's minimum, neutral, and maximum exposures to the relevant asset classes under normal circumstances is set forth below.

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure
Equities
Domestic Equity	45%	50%	55%
International Equity	15%	20%	25%
Total Equities	62.5%*	70%	77.5%**

Fixed-Income
Core and Core Plus Fixed-Income	20%	28%	35%
Cash/Money Market	0%	2%	10%
Total Fixed-Income	22.5%***	30%	37.5%****

*  Notwithstanding the individual minimum exposures for the Domestic Equity (i.e., 45%) and International Equity (i.e., 15%) asset classes, the minimum combined exposure to equity investments is 62.5% of the New Discovery Portfolio’s net assets.
**  Notwithstanding the individual maximum exposures for the Domestic Equity (i.e., 55%) and International Equity (i.e., 25%) asset classes, the maximum combined exposure to equity investments is 77.5% of the New Discovery Portfolio’s net assets.
***  Notwithstanding the individual minimum exposures for the Core and Core Plus Fixed-Income (i.e., 20%) and Cash/Money Market (i.e., 0%) asset classes, the minimum combined exposure to equity investments is 22.5% of the New Discovery Portfolio’s net assets.
****  Notwithstanding the individual maximum exposures for the Core and Core Plus Fixed-Income (i.e., 35%) and Cash/Money Market (i.e., 10%) asset classes, the maximum combined exposure to equity investments is 37.5% of the New Discovery Portfolio’s net assets.

Temporary Defensive Investments. For temporary defensive purposes, the New Discovery Portfolio may deviate substantially from the anticipated asset allocation ranges set forth above. To that end, up to 100% of the New Discovery Portfolio’s assets may be invested in cash and cash equivalents, including affiliated money market funds, high-quality money market instruments, or repurchase agreements in order to respond to adverse market, economic, political, or other conditions or to satisfy redemption requests. The New Discovery Portfolio may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

Investments in Other Investment Companies. The New Discovery Portfolio may invest in other investment companies to the extent permitted by the 1940 Act and the rules thereunder. These investments would be managed by the Investment Managers and would be used as: (i) a completion strategy to access and adjust exposures to various asset classes and (ii) an overlay strategy to enhance total return and manage portfolio risk at the aggregate level. Under normal market conditions, no more than 10% of the New Discovery Portfolio’s assets would be allocated to such investments. The Investment Managers intend to invest exclusively in other pooled investment vehicles (collectively, the “Other Funds”) and ETFs as part of these investments. Investments in Other Funds and ETFs will subject this New Discovery Portfolio segment to the fees and expenses (e.g., investment management fees and other expenses) and risks associated with the relevant Other Funds and ETFs. Such investments in Other Funds and ETFs will not, however, be implemented upon the New Discovery Portfolio’s commencement of operations. Instead, the Investment Manager will wait until the New Discovery Portfolio achieves additional scale before making such investments.

PRINCIPAL RISKS OF INVESTING IN THE AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in the New Discovery Portfolio could lose value, and you could lose money. The preceding summary section for the New Discovery Portfolio identifies the principal risks that apply to that Portfolio. Set out below is more detailed information about these risks.

Asset-backed securities risk. Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed income securities, asset-backed securities are subject to interest rate risk, credit risk and liquidity risk. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated, which may require the New Discovery Portfolio to reinvest the repayment proceeds in securities that pay lower interest rates. Asset-backed securities may also be subject to extension risk, which is the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected, which may prevent the New Discovery Portfolio from reinvesting repayment proceeds in securities that pay higher interest rates. The more the New Discovery Portfolio invests in longer-term securities, the more likely it will be affected by changes in interest rates.

Asset transfer program risk. The New Discovery Portfolio is used in connection with certain living benefit programs under variable annuity contracts, including certain “guaranteed minimum accumulation benefit” programs and certain “guaranteed minimum withdrawal benefit” programs. In order for the participating insurance companies to manage the guarantees offered in connection with these living benefit programs, such companies generally require contract owners to participate in certain specialized asset transfer programs under which such companies will monitor each contract owner's account value and, if necessary, will systematically transfer amounts between the selected sub-accounts and sub-accounts investing in certain target maturity bond portfolios. The transfers are based on mathematical formulas which generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract owner's account value within the selected sub-accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a target maturity bond portfolio sub-account. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by certain fixed income investments.

The asset transfers may, however, result in large-scale asset flows into and out of the New Discovery Portfolio and subject it to certain risks. The asset transfers could adversely affect the New Discovery Portfolio's investment performance by requiring the New Discovery Subadvisers to purchase and sell securities at inopportune times and by otherwise limiting their ability to fully implement their respective investment strategies. These asset transfers may also result in a higher turnover rate for the New Discovery Portfolio compared to similar mutual funds. Portfolio turnover generally involves some expense to the New Discovery Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. In addition, the New Discovery Portfolio also may have difficulty disposing of securities at the values determined by the Trust for the purpose of determining the New Discovery Portfolio's net asset value per share, especially during periods when the pre-determined mathematical formulas cause large-scale asset flows out of the New Discovery Portfolio (i.e., the New Discovery Portfolio will be subject to liquidity risk). These asset transfers may also result in relatively small asset bases and relatively high operating expense ratios for the New Discovery Portfolio compared to other similar funds.

For more information on the living benefit programs and asset transfer programs, please see your contract prospectus.

Derivatives risk. A derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Derivatives in which the New Discovery Portfolio may invest include exchange-traded instruments as well as privately negotiated instruments, also called over-the-counter instruments. Examples of derivatives include options, futures, forward agreements, interest rate swap agreements, credit default swap agreements, and credit-linked securities. The New Discovery Portfolio may, but is not required to, use derivatives to earn income or enhance returns, manage or adjust its risk profile, replace more traditional direct investments, or obtain exposure to certain markets. The use of derivatives to seek to earn income or enhance returns may be considered speculative.

The use of derivatives involves a variety of risks, including:

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Counterparty credit risk. There is a risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the New Discovery Portfolio. This risk is especially important in the context of privately negotiated instruments. For example, the New Discovery Portfolio would be exposed to counterparty credit risk to the extent it enters into a credit default swap, that is, it purchases protection against a default by a debt issuer, and the swap counterparty does not maintain adequate reserves to cover such a default.

•	Leverage risk. Certain derivatives and related trading strategies create debt obligations similar to borrowings, and therefore create, leverage. Leverage can result in losses to the New Discovery Portfolio that exceed the amount the Portfolio originally invested. To mitigate leverage risk, the New Discovery Portfolio will segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause the New Discovery Portfolio to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation or coverage requirements.

•	Liquidity and valuation risk. Certain exchange-traded derivatives may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the derivative is currently worth. Privately negotiated derivatives may be difficult to terminate, and from time to time, the New Discovery Portfolio may find it difficult to enter into a transaction that would offset the losses incurred by another derivative that it holds. Derivatives, and especially privately negotiated derivatives, also involve the risk of incorrect valuation (that is, the value assigned to the derivative may not always reflect its risks or potential rewards).

•	Hedging risk. Hedging is a strategy in which the New Discovery Portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the New Discovery Portfolio. Hedging also involves the risk that changes in the value of the derivative will not match the value of the holdings being hedged as expected by the New Discovery Portfolio, in which case any losses on the holdings being hedged may not be reduced and in fact may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The New Discovery Portfolio is not required to use hedging and may choose not to do so.

Equity securities risk. There is the risk that the value or price of a particular stock or other equity or equity-related security owned by the New Discovery Portfolio could go down and you could lose money. In addition to an individual stock losing value, the value of the equity markets or a sector of those markets in which the New Discovery Portfolio invests could go down. The New Discovery Portfolio's holdings can vary from broad market indexes, and the performance of a Portfolio can deviate from the performance of such indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Expense risk. Your actual cost of investing in the New Discovery Portfolio may be higher than the estimated expenses shown in “Estimated Annual Portfolio Operating Expenses,” above for a variety of reasons. For example, fund operating expense ratios may be higher than those shown if the New Discovery Portfolio does not maintain its projected asset base. Net assets are more likely to decrease and Portfolio expense ratios are more likely to increase when markets are volatile.

Fixed income securities risk. Investment in fixed income securities involves a variety of risks, including credit risk, liquidity risk and interest rate risk.

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Credit risk. Credit risk is the risk that an issuer or guarantor of a security will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to make required principal and interest payments. Credit ratings are intended to provide a measure of credit risk. However, ratings are only the opinions of the agencies issuing them and are not guarantees as to quality. The lower the rating of a debt security held by the New Discovery Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Some but not all U.S. government securities are insured or guaranteed by the U.S. government, while others are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Although credit risk may be lower for U.S. government securities than for other investment-grade securities, the return may be lower.

•	Liquidity risk. Liquidity risk is the risk that the Portfolio may not be able to sell some or all of the securities it holds, either at the price it values the security or at any price. Liquidity risk also includes the risk that there may be delays in selling a security, if it can be sold at all. See "Liquidity and valuation risk," below.

•	Interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed income investments of the New Discovery Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed income investments of the New Discovery Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed income security, the greater is the decline in its value when rates increase. As a result, funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of fixed income securities generally move in the opposite direction to that of market interest rates. Certain securities acquired by the New Discovery Portfolio may pay interest at a variable rate or the principal amount of the security periodically adjusts according to the rate of inflation or other measure. In either case, the interest rate at issuance is generally lower than the fixed interest rate of bonds of similar seniority from the same issuer; however, variable interest rate securities generally are subject to a lower risk that their value will decrease during periods of increasing interest rates and increasing inflation.

Foreign investment risk. Investment in foreign securities generally involve more risk than investing in securities of U.S. issuers. Foreign investment risk includes the following risks:

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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by the New Discovery Portfolio. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by the New Discovery Portfolio. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If the New Discovery Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. A Portfolio may from time to time attempt to hedge a portion of its currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments may not be available.

•	Emerging market risk. Countries in emerging markets (e.g., South America, Eastern and Central Europe, Africa and the Pacific Basin countries) may have relatively unstable governments, economies based on only a few industries and securities markets that trade a limited number of securities. Securities of issuers located in these countries tend to have volatile prices and offer the potential for substantial loss as well as gain. In addition, these securities may be less liquid than investments in more established markets as a result of inadequate trading volume or restrictions on trading imposed by the governments of such countries. Emerging markets may also have increased risks associated with clearance and settlement. Delays in settlement could result in periods of uninvested assets, missed investment opportunities or losses for the New Discovery Portfolio.

•	Foreign market risk. Foreign markets tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. In addition, foreign markets are subject to differing custody and settlement practices. Foreign markets are subject to bankruptcy laws different than those in the United States, which may result in lower recoveries for investors.

•	Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the U.S.

•	Liquidity and valuation risk. Stocks that trade less frequently can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

•	Political risk. Political developments may adversely affect the value of the New Discovery Portfolio's foreign securities. In addition, some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

•	Regulatory risk. Some foreign governments regulate their exchanges less stringently than the U.S., and the rights of shareholders may not be as firmly established as in the U.S.

•	Taxation risk. Many foreign markets are not as open to foreign investors as U.S. markets. A Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of the New Discovery Portfolio.

High-yield risk. Investments in high-yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than investments in investment grade securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce the New Discovery Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Market and management risk. Market risk is the risk that the markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. If investor sentiment turns gloomy, the price of all securities may decline. Management risk is the risk that an adviser's investment strategy will not work as intended. All decisions by an adviser require judgment and are based on imperfect information. In addition, Portfolios managed using an investment model designed by an adviser are subject to the risk that the investment model may not perform as expected.

Mortgage-backed securities risk. A mortgage-backed security is a specific type of asset-backed security - one backed by mortgage loans on residential and/or commercial real estate. Therefore, they have many of the risk characteristics of asset-backed securities, including prepayment and extension risks, as well as interest rate, credit and liquidity risk. Because they are backed by mortgage loans, mortgage-backed securities also have risks related to real estate, including significant sensitivity to changes in real estate prices and interest rates and, in the case of commercial mortgages, office and factory occupancy rates. Many mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government-sponsored enterprises such as Freddie Mac or Fannie Mae. Currently, Freddie Mac and Fannie Mae are in government conservatorship. Private issuer mortgage-backed securities may include loans on commercial or residential properties. The risks associated with investments in mortgage-backed securities, particularly credit risk, are heightened in connection with investments in sub-prime mortgage-backed securities.

Recent events risk. The ongoing domestic and international financial and debt crises have caused significant declines in the value and liquidity of many securities. This environment could make identifying investment risks and opportunities especially difficult for the Portfolio's subadvisers. These market conditions may continue or get worse. In response to these crises, the U.S. and many foreign governments have increased deficit spending while the Federal Reserve, the European Central Bank, and other foreign central banks have taken steps to support financial markets. The reduction or withdrawal of these measures could negatively affect the overall economy and/or the value and liquidity of certain securities. In addition, legislation recently enacted in the United States calls for changes in many aspects of financial regulation. The impact of the legislation on the markets, and the practical implications for market participants, may not be known for some time.

MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE AST NEW DISCOVERY ASSET ALLOCATION PORTFOLIO

Additional Investments & Strategies

As indicated in the descriptions of the New Discovery Portfolio above, we may invest in the following types of securities and/or use the following investment strategies to increase the Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

As an open-end investment company registered with the SEC, the New Discovery Portfolio is subject to the federal securities laws, including the 1940 Act, related rules, and various SEC and SEC staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the New Discovery Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other SEC- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” the New Discovery Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, the New Discovery Portfolio is permitted to set aside liquid assets in an amount equal to its daily marked-to-market (net) obligations, if any (i.e., the New Discovery Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the New Discovery Portfolio will have the ability to employ leverage to a greater extent than if the Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policies of the New Discovery Portfolio in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

Dollar Rolls — Dollar rolls involve the sale by the New Discovery Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the New Discovery Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the New Discovery Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Exchange Traded Funds - An investment in an exchange traded fund ("ETF") generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies. The price of an ETF can fluctuate up or down, and a Portfolio could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs may be subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF's shares may trade above or below their net asset value; (ii) an active trading market for an ETF's shares may not develop or be maintained; or (iii) trading of an ETF's shares May be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide "circuit breakers'' (which are tied to large decreases in stock prices) halts stock trading generally.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When the New Discovery Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the New Discovery Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, the New Discovery Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the New Discovery Portfolio's net asset value. The New Discovery Portfolio generally may invest up to 15% of its net assets in illiquid securities. The New Discovery Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the Trust’s procedures. Those securities are not subject to the 15% limit. The 15% limit is applied as of the date the New Discovery Portfolio purchases an illiquid security. In the event the market value of the New Discovery Portfolio's illiquid securities exceeds the 15% limit due to an increase in the aggregate value of its illiquid securities and/or a decline in the aggregate value of its other securities, the New Discovery Portfolio: (i) will not purchase additional illiquid securities and (ii) will consider taking other appropriate steps to maintain adequate liquidity, including, without limitation, reducing its holdings of illiquid securities in an orderly fashion.

Interest Rate Swaps — In an interest rate swap, the New Discovery Portfolio and another party agree to exchange interest payments. For example, the New Discovery Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Trust Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Trust Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The New Discovery Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the New Discovery Portfolio sells the loan.

In assignments, the New Discovery Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities — Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The New Discovery Portfolio may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Mae), the Government National Mortgage Association (Ginnie Mae) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that are not backed by the full faith and credit of the United States. The New Discovery Portfolio may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the New Discovery Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the New Discovery Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the New Discovery Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. The New Discovery Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. The New Discovery Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. The New Discovery Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the New Discovery Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

HOW THE TRUST IS MANAGED

Board of Trustees
The Board oversees the actions of the Investment Managers and the New Discovery Subadvisers and decides on general policies. The Board also oversees the Trust's officers who conduct and supervise the daily business operations of the Trust.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Trust.
The Trust's Investment Management Agreements, on behalf of each Trust Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Trust Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated policies of the applicable Trust Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.
The Investment Managers have engaged the subadvisers to conduct the investment programs of the Trust Portfolios, including the purchase, retention and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for monitoring the activities of the subadvisers and reporting on such activities to the Board. The Trust has obtained an exemption from the SEC that permits the Investment Managers, subject to approval by the Board, to change subadvisers for a Trust Portfolio by: (i) entering into new subadvisory agreements with non-affiliated sub-advisers, without obtaining shareholder approval of such changes and (ii) entering into new subadvisory agreements with affiliated sub-advisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the subadvisers by the Investment Managers and the Trustees. PI, in conjunction with Quantitative Management Associates, participates in the management of the AST Dynamic Asset Allocation Portfolios and the AST Academic Strategies Asset Allocation Portfolio. PI, in conjunction with the relevant subadvisers, participates in the management of the AST Tactical Asset Allocation Programs.
If at a point there is more than one subadviser for a Trust Portfolio, the Investment Managers will determine the division of the assets for that Trust Portfolio among the applicable subadvisers under normal conditions. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among such subadvisers as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among subadvisers, transfer assets between subadvisers, or change the allocation of cash inflows or cash outflows among subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.
Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Trust Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Trust Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Trust Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Trust Portfolio and its shareholders.
A discussion regarding the basis for the Board's approval of the Trust's investment advisory agreements is available in the Trust's semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust's annual report (for agreements approved during the six month period ended December 31).

Investment Subadvisers

Bradford & Marzec LLC (Bradford & Marzec) was founded in 1984, and is currently operating as a Delaware LLC, based in Los Angeles, California. Since inception, the firm’s sole focus has been fixed income portfolio management and it offers Core, Core Plus, High Yield, and Global Fixed Income separate account management. As of September 30, 2011, Bradford & Marzec manages approximately $4.1 billion in fixed income assets and has 39 employees of which 18 are investment professionals. Bradford & Marzec’s address is 333 South Hope Street, Suite 4050, Los Angeles, CA 90071.

Brown Advisory, LLC (Brown Advisory) is headquartered at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231. Brown Advisory was founded in 1993 and managed approximately $17.3 billion in assets as of January 1, 2012.

C.S. McKee, LP (C.S. McKee) was founded in 1931 and, as of November 30, 2011, managed approximately $12.124 billion in assets. C.S. McKee’s address is 420 Ft. Duquesne Blvd., One Gateway Center, 8th Floor, Pittsburgh, PA 15222.

EARNEST Partners, LLC (EARNEST) was founded in 1998 and, as of September 30, 2011, managed approximately $17.1 billion in assets. EARNEST’s address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

Epoch Investment Partners, Inc. (Epoch) is a wholly-owned subsidiary of Epoch Holding Corporation, a public company, and was incorporated in April 2004 as a Delaware corporation and is an independent advisory firm. As of November 30, 2011, Epoch managed approximately $18.4 billion in assets under management. Epoch is located at 640 Fifth Avenue, New York, New York 10019.

Security Investors, LLC (SGI) has been providing investment advisory services to investment companies for over 50 years and as of September 30, 2011, its aggregate assets under management exceeded $22 billion. SGI’s address is 40 East 52nd Street, 16th Floor, New York, NY 10022.

Thompson, Siegel & Walmsley LLC (TS&W) was founded in 1969 and, as of September 30, 2011, managed approximately $6.3 billion in assets. TS&W’s address is 6806 Paragon Place, Suite 300, Richmond, VA 23230.

Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of each Portfolio is set forth below.

In addition to the information set forth below, the Trust's SAI provides additional information about the Portfolio Manager's compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager's ownership of shares of the Trust's Portfolio.

Bradford & Marzec LLC

Douglas Lopez, CFA, is a member of Bradford & Marzec’s Investment Policy and Strategy Committee and Portfolio Management Team. With over 23 years of experience, Doug contributes to the overall management and strategic development of Bradford & Marzec as well as to broad portfolio strategies. Doug’s specialty is investment grade and high yield corporate bonds, and he serves as the Head of Global Credit for Bradford & Marzec. Working with a team of credit specialists, he directs the development of corporate credit and trading strategies for investment grade and high yield corporate bond sectors. Doug has served as the lead portfolio manager for Bradford & Marzec’s dedicated high yield portfolios for over 16 years.

Prior to his current position as Portfolio Manager, Doug was Bradford & Marzec’s Director of Research and managed the credit analyst team, while continuing to serve as the primary analyst for a number of industries. Over the course of his career, Doug has held primary sector research responsibilities for a majority of the sectors of the corporate fixed income market, both investment grade and high yield, as well as mortgage-backed and asset-backed securities.
During his years of investment experience, he has been associated with Barclays Global Investors (formerly Wells Fargo Investment Advisors) as an assistant portfolio manager, Western Asset Management Company (WAMCO) and IBM Corporation.
Doug, a CFA charterholder, belongs to the Los Angeles Society of Financial Analysts and the Association for Investment Management and Research. Doug holds a M.B.A. in Finance from the University of California, Berkeley and a Bachelor’s degree in Business Administration from California State University, Long Beach. He also acts as a lecturer and advisor to the Student -Managed Investment Fund at California State University, Long Beach.

Terence Reidt, CFA, is a member of Bradford & Marzec’s Investment Policy and Strategy Committee and Portfolio Management Team. With over 20 years investment experience, Terry contributes to the overall management and strategic development of Bradford & Marzec as well as to broad portfolio strategies. Working with a team of credit specialists, he directs the development of investment grade credit industry allocations, credit selection, and security selection.
Terry began his career with Bradford & Marzec as a Junior Trader responsible for U.S. dollar fixed income portfolio analytics, performance measurement and settlements. Later, he worked for seven years as a corporate credit analyst, and at various points in time covered most credit industry sectors. Prior to joining Bradford & Marzec, he was associated with J.M.M. Operational Services and Bay Cities National Bank.
Terry, a CFA charterholder, belongs to the Los Angeles Society of Financial Analysts and the Association for Investment Management and Research. Terry holds a M.B.A. in Finance from the Anderson Graduate School of Management at UCLA and a Bachelor’s degree in Business/Economics from the University of California, Santa Barbara. Also, Terry has passed the California Certified Public Accountant (C.P.A.) examination.

Jeffrey Brothers, CFA, has 25 years experience and is a Senior Portfolio Manager and member of Bradford & Marzec’s Investment Policy and Strategy Committee and Portfolio Management Team. In his role as Portfolio Manager, Jeff develops and performs research and implements investment strategies for the mortgage-backed, asset-backed, commercial mortgage, U.S. agency and treasury inflation-protected securities sectors of the market. During his tenure with Bradford & Marzec, he has also managed the domestic trading desk, analyzed structured products and developed quantitative tools.
Prior to Bradford & Marzec, Jeff worked for the consulting firm Wilshire Associates as a member of the institutional fixed income services group. At Wilshire, Jeff’s primary responsibilities included assisting fixed income clients with a variety of portfolio and security analysis including, performance attribution, benchmark risk comparisons, scenario analysis, and cash flow projections. He also consulted to clients with regard to portfolio immunization, indexing and risk management. In addition to his consulting duties, Jeff worked extensively to develop models and applications for the Wilshire Associates fixed income workstation. Jeff began his career working for Merrill Lynch Capital Markets on the West Coast, where he worked in the firm’s institutional fixed income sales department, specializing in marketing mortgage-backed, U.S. government and money market securities to institutional money managers.
Jeff holds an M.B.A. from the University of Southern California, with an emphasis in investments. Jeff received a B.A. in Economics from the University of California at Los Angeles. Jeff, a CFA charterholder, belongs to the Los Angeles Society of Financial Analysts.

N. Graham Allen, FCMA, manages the Bradford & Marzec’s international fixed income investments and is a member of the Investment Policy and Strategy Committee and Portfolio Management Team. Graham has 34 years of institutional investment experience, including 18 years with Bradford & Marzec from 1988 to 1998 and 2003 to present. His primary responsibilities include developing and directing the international portfolio strategy including currency hedging and trading for the opportunistic core-plus total return strategy. His analysis of international bond markets and economics contributes to Bradford & Marzec’s overall global-macro, top-down strategy for all portfolios. He is also responsible for duration and yield curve strategy.
Graham was the Chief Fixed Income Officer at Wells Capital Management from 1998- 2002. As Chief Fixed Income Officer for Wells Fargo’s institutional money management arm, he developed overall investment policies and strategies for $15 billion in long-term fixed income investment portfolios. Graham managed 25 professionals involved in long-term fixed income investing across a variety of styles and asset classes including core, core plus, municipals, high yield, international, short duration and corporate, totaling approximately $15 billion in value. Graham also oversaw fifteen publicly traded fixed income mutual funds, and directed the launch of two new funds.

Graham was educated in London, England at Harrow and Watford Colleges, and is a Fellow Chartered Management Accountant, a professional designation awarded by a major U.K. accounting body (CIMA).

Drew Sweeney is a member of Bradford & Marzec’s Portfolio Management Team. With 13 years of experience in bank loans and high yield bonds, Drew manages bank loan portfolios and co-manages the full-quality high yield strategy. He works with a team of credit specialists to develop strategies for the bank loan portfolios and contributes to the overall investment grade and high yield strategies.

Prior to his current position as Portfolio Manager, Drew was Portfolio Manager for Four Corners Capital Management (part of the Macquarie Group) in Los Angeles, where he managed both high yield bond and bank loan investments. Prior to Four Corners, Drew was responsible for bank loan and high yield investments for Columbia Management (Ameriprise Financial, Inc.).

Drew has an M.B.A. from the University of North Carolina Kenan-Flagler Business School and a Bachelor’s degree from Rutgers University.

Brown Advisory, LLC

Kenneth M. Stuzin, CFA, is a Partner at Brown Advisory and is responsible for managing our Large-Cap Growth portfolios as well as our Large-Cap Growth UCIT. In addition, he is the lead manager for the Brown Advisory Growth Equity Fund (BIAGX). Prior to joining Brown Advisory in 1996, he was a Vice President and Portfolio Manager at J.P. Morgan Investment Management in Los Angeles, where he was a U.S. Large-Cap Portfolio Manager. Prior to this position, Mr. Stuzin was a quantitative Portfolio Strategist in New York, where he advised clients on capital markets issues and strategic asset allocation decisions. Mr. Stuzin received his B.A. and M.B.A. from Columbia University in 1986 and 1993, respectively.

C.S. McKee, LP

Greg Melvin joined C.S. McKee as Chief Investment Officer in 2000. He is the Chairman of the Investment Policy Committee and has overall responsibility for client portfolios and the investment process. Prior to joining C. S. McKee, Mr. Melvin was President and Chief Investment Officer of Dartmouth Capital Advisors, Inc., an institutional investment management firm he founded in 1995. Prior to 1995, he served as a Vice President, Senior Portfolio Manager and member of the Investment Policy Committee at Federated Investors from 1980 to 1995. A Chartered Financial Analyst, Mr. Melvin holds an M.B.A. degree in Finance from Harvard Business School and a Bachelor’s degree from Dartmouth College.

Bryan Johanson joined C.S. McKee in 1994 as a fixed income portfolio manager and has held that position since that time. His primary responsibility is security selection within the corporate sector. He also provides input to the sector-allocation, duration and yield-curve decisions. Prior to joining to C.S. McKee, Mr. Johanson was a manager of mortgage-backed and asset backed securities for the Indiana Corporate Federal Credit Union from 1992 until joining McKee. Prior to that Mr. Johanson worked as an analyst for National City Bank from 1988 to 1992. A Chartered Financial Analyst, Mr. Johanson holds an M.B.A. degree in Finance from Indiana University and a Bachelor’s degree in Accounting from Bowling Green University.

Brian Allen joined C.S. McKee in 1999 as a fixed income portfolio manager and has held that position since that time. He is primarily responsible for investment decisions related to the mortgage-backed and asset-backed sectors. He also provides input to the sector-allocation, duration and yield-curve decisions. Prior to joining C.S. McKee, Mr. Allen managed fixed income funds for institutional clients at Patterson Capital Corporation in Los Angeles from 1993 until 1998. Prior to that Mr. Allen worked as an equity and fixed income manager for C&S/Sovran Trust Company from 1987 to 1991. A Chartered Financial Analyst, Mr. Allen holds an M.B.A. degree in Finance from the Wharton School and a Bachelor’s degree in Business Administration from James Madison University.

Jack White joined C.S. McKee in 1997 as a fixed income analyst and was promoted to portfolio manager in 1999. His primary responsibility is to make investment decisions related to the government and structured securities sectors. He also provides input into the sector allocation, duration and yield-curve decisions. A Chartered Financial Analyst, Mr. White holds an M.B.A. degree in Finance and a Bachelor’s degree in Finance from Youngstown State University.

Andrew Faderewski joined C.S. McKee in 2007 as a portfolio accountant and was promoted to fixed income analyst in 2008. His primary responsibilities include monitoring portfolio analytics, managing client reporting and compliance, and performing various economic and sector research.  He received his B.S. in Finance and Investment Management from Duquesne University and expects to sit for the Chartered Financial Analyst Level III exam in June 2012.

EARNEST Partners, LLC

Paul E. Viera, the founder of EARNEST Partners, will be primarily responsible for the day-to-day management of the portion of the New Portfolio managed by EARNEST. Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined INVESCO, where he became a Global Partner and senior member of its Investment Team. Mr. Viera is a member of the Council on Foreign Relations and the Atlanta Society of Financial Analysts and has over 25 years of investment experience. He is also a commentator for several news organizations, including, among others, CNBC and Bloomberg News. Mr. Viera has a BA in Economics from the University of Michigan and an MBA from Harvard Business School.

Epoch Investment Partners, Inc.

Janet Navon is a Managing Director, Director of Research, and is Portfolio Manager for Epoch’s U.S. Small Cap, U.S. SMID Cap, U.S. Choice and Global Small Cap strategies. Additionally, she leads the weekly U.S. research meetings. Prior to joining Epoch in 2007, Janet spent nine years as a Senior Analyst and Co-Portfolio Manager at Steinberg Asset Management. Prior to Steinberg, she was a founding principal of Atlantic Asset Management where she was responsible for product development, sector strategies, and corporate security analysis. Janet’s experience also includes investment management positions at Columbus Circle Investors and J.P. Morgan Investment Management where she coordinated quantitative portfolio strategies and new product development.  Janet holds a BS from Georgetown University School of Foreign Service and an MBA from Columbia University, Graduate School of Business.

Michael Welhoelter is Epoch’s Chief Risk Officer and heads Epoch’s Quantitative and Risk Management team. He is also a Co-Portfolio Manager on all of Epoch’s strategies. He is responsible for integrating risk management into the investment process.  Prior to joining Epoch in 2005, he was a Director and Portfolio Manager in the Quantitative Strategies Group at Columbia Management Group, Inc. In this role, he managed over $5 billion in mutual funds and separately managed portfolios. Prior to joining Columbia Management Group, he was at Credit Suisse Asset Management-Americas, where he was a Portfolio Manager in the Structured Equity group, overseeing long/short market neutral and large cap core products. Previously, he was a Portfolio Manager and Quantitative Research Analyst at Chancellor/LGT Asset Management. Mike holds a BA degree in Computer and Information Science from Colgate University. He is a member of the New York Society of Security Analysts, the Society of Quantitative Analysts and holds the Chartered Financial Analyst designation.

David Pearl is Executive Vice President and Co-Chief Investment Officer of Epoch Investment Partners. He is a Portfolio Manager for Epoch’s U.S. investment strategies. Prior to co-founding Epoch in 2004 with Bill Priest, Tim Taussig and Phil Clark, David was a Managing Director and Portfolio Manager at Steinberg Priest & Sloane Capital Management, LLC where he was responsible for both institutional and private client assets. Previously, he held senior portfolio management positions at ING Furman Selz Asset Management and Citibank Global Asset Management where he managed mutual funds and institutional accounts. Prior to Citibank, David was an Officer and Senior Analyst of BEA Associates, predecessor to Credit Suisse Asset Management -Americas. David holds a BS in Mechanical Engineering from the University of Pennsylvania and an MBA from The Stanford University Graduate School of Business.

Security Investors, LLC

Mark A. Mitchell, CFA, a Portfolio Manager of SGI, has managed large cap mandates at SGI since February 2004. Prior to joining SGI, Mr. Mitchell was employed by GE Investments and its successor company, GE Asset Management, from 1994 to 2002 in the following positions: Senior Financial Analyst, Taxable Fixed Income from 1994 to 1995; Sector Portfolio Manager and Research Analyst from 1996 to 1998; Vice President, Assistant Portfolio Manager from 1998 to 1999; Vice President, Sector Portfolio Manager and Research Analyst from 1999 to 2001; and most recently as Vice President, Portfolio Manager, US Equities. Prior to 1994, Mr. Mitchell served in various positions with GE Capital. Mr. Mitchell holds a Bachelor of Science degree with an emphasis in Finance from the University of Nebraska and is a graduate of the GE Financial Management Program. He is a Chartered Financial Analyst charterholder.

Thompson, Siegel & Walmsley LLC

Brandon Harrell, CFA, has over 15 years experience with TS&W as a Portfolio Manager. Mr. Harrell is a graduate of Wake Forest University, BA, 1982 and George Mason University, MBA, 1990. He previously worked for the Central Intelligence Agency, Washington, DC as an Intelligence Officer, for Growth Stock Outlook, Inc., Bethesda as a Securities Analyst and for Capitoline Investment Services, Richmond as a Portfolio Manager. Mr. Harrell is Series 7, 63 and 65 licensed with FINRA and holds the Chartered Financial Analyst designation.

Fees and Expenses

Investment Management Fees. The contractual investment management fee for the New Discovery Portfolio is set forth below.

AST New Discovery Asset Allocation Portfolio	0.85% of New Discovery Portfolio’s average daily net assets up to $4 billion; and 0.83% of New Discovery Portfolio’s average daily net assets over $4 billion

The investment management fees for the Portfolio are accrued daily for the purposes of determining the sale and redemption price of Portfolio shares. More information about investment management fees for the Portfolio is set forth under the caption "Investment Advisory and Other Services" in the SAI.
The Investment Managers pay the relevant subadviser a portion of such investment management fee for the performance of the subadvisory services at no additional cost to the Portfolio. More information about the subadvisory fees payable by the Investment Managers to the relevant subadvisers is set forth under the caption "Investment Advisory and Other Services" in the SAI.

Contractual Expense Cap for New Discovery Portfolio. The Investment Managers have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, underlying fund fees and expenses, and extraordinary expenses) for the New Discovery Portfolio do not exceed 1.08% of its average daily net assets through May 1, 2013. This expense limitation may not be terminated or modified prior to May 1, 2013, but may be discontinued or modified thereafter. The decision on whether to renew, modify, or discontinue this expense limitation after May 1, 2013 will be subject to review by the Investment Managers and the Board.

Other Expenses.  As used in connection with the Portfolio, "Other Expenses" includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items. The Portfolio also will pay participating insurance companies an administrative services fee of 0.10% of its average daily net assets on an annualized basis, subject to certain voluntary asset-based breakpoints. Such administrative fees will compensate participating insurance companies for providing certain services to the beneficial shareholders of each Portfolio in lieu of the Trust, including the printing and mailing of fund prospectuses and shareholder reports.

HOW TO BUY AND SELL SHARES OF THE TRUST PORTFOLIOS

Purchasing Shares of the Portfolios
The way to invest in the Trust Portfolios is through certain variable life insurance and variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Trust Portfolios.

Trust Portfolio shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge in connection with the redemption of Trust Portfolio shares. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Commission.

Redemption in Kind

The Trust may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Trust shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Trust, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Trust's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.
If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Trust is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Trust Portfolio. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.
Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.
The Boards of Directors/Trustees of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because the Trust does not directly sell its shares directly to the public. Instead, Trust Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Trust, maintain the individual contract owner account records. Each participating insurance company submits to the Trust's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Trust and its transfer agent do not monitor trading by individual contract owners.
Under the Trust's policies and procedures, the Trust has notified each participating insurance company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Trust may add additional participating insurance companies in the future. The Trust receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolio, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Trust has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Trust Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust's frequent trading policies and procedures. The Trust and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.
The Trust also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.
Certain Trust Portfolios invest their assets primarily or exclusively in other Trust Portfolios that, in turn, invest in stocks, bonds, and other financial instruments. The Trust Portfolios that invest in other Trust Portfolios are often referred to as “Funds of Funds.” The Trust Portfolios in which the Funds of Funds invest are referred to as “Underlying Trust Portfolios.” The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.
The Bond Portfolios and certain other Trust Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these living benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.
As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Trust Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. These asset transfers may also result in a higher turnover rate for the Portfolio compared to similar mutual funds. Portfolio turnover generally involves some expense to the Portfolio, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. In addition, the Portfolio also may have difficulty disposing of securities at the values determined by the Trust for the purpose of determining the Portfolio's net asset value per share, especially during periods when the pre-determined mathematical formulas cause large-scale asset flows out of the Portfolio (i.e., the Portfolio will be subject to liquidity risk). These asset transfers may also result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Trust Portfolio compared to other similar funds.
Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the participating insurance companies to prevent such trading, there is no guarantee that the Trust or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.
For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value
Any purchase or sale of Trust Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Trust Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust Portfolio shares on days when the NYSE is closed but the primary markets for a Trust Portfolio's foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price Trust Portfolio shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.
The securities held by each of the Trust Portfolio are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing for a Trust Portfolio if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Trust Portfolio determines its NAV.
The Trust may also use fair value pricing with respect to a Trust Portfolio's U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Trust Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or the relevant subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of the Portfolio security that the Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Trust Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Trust Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Trust Portfolio's NAV, we will value the Trust Portfolio's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust Portfolio as of the close of the security's primary market.
Fair value pricing procedures are designed to result in prices for a Trust Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. No assurance can be given, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Trust Portfolio's NAV by short-term traders.
The NAV for each of the Trust Portfolio other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Trust Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Trust Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker. A Trust Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust Portfolio does not price its shares. Therefore, the value of a Trust Portfolio's assets may change on days when shareholders cannot purchase or redeem Trust Portfolio shares.
All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.
For each Trust Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities —those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor
The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts.

OTHER INFORMATION

Federal Income Taxes
The Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, the Portfolio's income, gains, losses, deductions, and credits will be "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).
Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Trust, including the application of state and local taxes.

Monitoring for Possible Conflicts
The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings
A description of the Trust's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is described in the SAI and is available at www.prudentialannuities.com. The Trust will provide a full list of the securities held by the Portfolio at www.prudentialannuities.com, in accordance with those policies and procedures. The Trust will also file a list of securities held by the Portfolio with the Commission as of the end of each quarter. The Trust's quarterly portfolio holdings filings are available on the Commission's website at http://www.sec.gov.

Legal Proceedings

Commencing in 2003, Prudential Financial, Inc. and its subsidiaries (collectively, the "Company") received formal requests for information from the SEC and the New York Attorney General's Office (NYAG) relating to market timing in variable annuities by certain American Skandia entities. In connection with these investigations, with the approval of Skandia, an offer was made by American Skandia to the SEC and NYAG, to settle these matters by paying restitution and a civil penalty. In April 2009, AST Investment Services, Inc., formerly named American Skandia Investment Services, Inc. (ASISI), reached a resolution of these previously disclosed investigations by the SEC and the NYAG into market timing related misconduct involving certain variable annuities. The settlements relate to conduct that generally occurred between January 1998 and September 2003. The Company acquired ASISI from Skandia Insurance Company Ltd (publ) (Skandia) in May 2003. Subsequent to the acquisition, the Company implemented controls, procedures and measures designed to protect customers from the types of activities involved in these investigations. These settlements resolve the investigations by the above named authorities into these matters, subject to the settlement terms. Under the terms of the settlements, ASISI has paid a total of $34 million in disgorgement and an additional $34 million as a civil money penalty into a Fair Fund administered by the SEC to compensate those harmed by the market timing related activities. Pursuant to the settlements, ASISI has retained, at its ongoing cost and expense, the services of an Independent Distribution consultant acceptable to the Staff of the SEC to develop a proposed plan for the distribution of Fair Fund amounts according to a methodology developed in consultation with and acceptable to the Staff. As part of these settlements, ASISI hired an independent third party which conducted a compliance review and issued a report of its findings and recommendations to ASISI's Board of Directors, the Audit Committee of the Trust's Board of Trustees and the Staff of the SEC. In addition, ASISI has agreed, among other things, to continue to cooperate with the SEC and NYAG in any litigation, ongoing investigations or other proceedings relating to or arising from their investigations into these matters. Under the terms of the Acquisition Agreement pursuant to which the Company acquired ASISI from Skandia, the Company was indemnified for the settlements.

Payments to Affiliates

PI and AST and its affiliates, including a subadviser or the distributor of Trust Portfolios may compensate affiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contracts by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, and the Portfolios.
The amounts paid depend on the nature of the meetings, the number of meetings attended by PI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of PI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.
With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuity contracts which offer the Portfolios as investment options.

FINANCIAL HIGHLIGHTS

Because the New Discovery Portfolio had not commenced operations as of the date of this Prospectus, no financial highlights data is provided.

APPENDIX I: DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings
An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

•	Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings
Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on Portfolios employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

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INVESTOR INFORMATION SERVICES:
Shareholder inquiries should be made by calling (800) 778-2255 or by writing to Advanced Series Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102. Additional information about the Portfolio is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolio’s investments is available in the Trust's annual and semi-annual reports to shareholders. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year. The SAI and additional copies of annual and semi-annual reports are available without charge by calling the above number. The SAI and the annual and semi-annual reports are also available without charge on the Trust's website at www.annuities.prudential.com/view/page/investor/294.

Delivery of Prospectus and Other Documents to Households. To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust's prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and you wish to revoke this consent or would otherwise prefer to continue to receive your own copy, you should call the number above, or write to the Trust at the above address. The Trust will begin sending individual copies to you within thirty days of revocation.
The information in the Trust's filings with the SEC (including the SAI) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, DC 20549-0102. The information can also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Trust is available on the EDGAR database on the Commission's internet site at www.sec.gov.

Investment Company File Act No. 811-05186

[ASTFUNDPROS_____]

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

SUBJECT TO COMPLETION
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 6, 2012

STATEMENT OF ADDITIONAL INFORMATION

TO PROSPECTUS/PROXY STATEMENT

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

Dated [February __, 2012]

Reorganization of AST American Century Income & Growth Portfolio
into AST New Discovery Asset Allocation Portfolio

This Statement of Additional Information (the “SAI”) expands upon and supplements information contained in the combined Proxy Statement of the AST American Century Income & Growth Portfolio (the “American Century Portfolio”) and the Prospectus of the AST New Discovery Asset Allocation Portfolio (the “New Discovery Portfolio”), each a series of Advanced Series Trust (the “Trust”), dated [February __, 2012] (such combined Proxy Statement and Prospectus being referred to herein as the “Prospectus/Proxy Statement”).

This SAI relates specifically to the proposed transfer of all of the American Century Portfolio’s assets to the New Discovery Portfolio in exchange for the New Discovery Portfolio’s assumption of all of the American Century Portfolio’s liabilities and the New Discovery Portfolio’s issuance to the American Century Portfolio of shares of beneficial interest in the New Discovery Portfolio (the “New Discovery Portfolio Shares”).  The New Discovery Portfolio Shares received by the American Century Portfolio will have an aggregate net asset value that is equal to the aggregate net asset value of the American Century Portfolio shares that are outstanding immediately prior to such reorganization transaction.  The reorganization transaction also provides for the distribution by the American Century Portfolio, on a pro rata basis, of such New Discovery Portfolio Shares to its shareholders in complete liquidation of the American Century Portfolio.  A vote in favor of the Plan by the shareholders of the American Century Portfolio will constitute a vote in favor of the liquidation of the American Century Portfolio and the termination of such Portfolio as a separate series of the Trust. The acquisition of the assets of the American Century Portfolio by the New Discovery Portfolio in exchange for the New Discovery Portfolio’s assumption of all of the liabilities of the American Century Portfolio and the New Discovery Portfolio’s issuance of the New Discovery Portfolio Shares to the American Century Portfolio is referred to herein as the “Reorganization.”

This SAI consists of: (i) this Cover Page, (ii) a comparison of the investment restrictions of the American Century Portfolio and the New Discovery Portfolio, and (iii) pro forma financial information relating to the American Century Portfolio and the New Discovery Portfolio.  Additional information relating to the New Discovery Portfolio is included in Exhibit A to this SAI.  Additional information relating to the Trust is included in the Statement of Additional Information of the Trust, dated May 1, 2011 (the “Trust SAI”), which is included in Exhibit B to this SAI.  Those portions of the Trust SAI relating to the American Century Portfolio are incorporated herein by reference (which means that those portions are legally part of this SAI).

Audited financial statements and accompanying notes for the American Century Portfolio for the fiscal year ended December 31, 2010 and the independent auditors’ report thereon, dated February 22, 2011, are incorporated herein by reference from the Trust’s Annual Report to Shareholders of the American Century Portfolio.  Unaudited financial statements and accompanying notes for the American Century Portfolio for the six-month period ended June 30, 2011 are incorporated herein by reference from the Trust’s Semi-Annual Report to Shareholders of the American Century Portfolio.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement, which relates to the Reorganization.  You can request a copy of the Prospectus/Proxy Statement by calling [1-888-778-2888] or by writing to the Trust at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.    In addition, a copy of the Prospectus/Proxy Statement is available at the Trust’s website at [http://www.prudential.com/view/page/public/12669].   The Securities and Exchange Commission (the “SEC”) maintains a website (www.sec.gov) that contains this SAI and other material incorporated by reference and considered part of this SAI and the Prospectus/Proxy Statement, together with other information regarding the Trust.

STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT RESTRICTIONS

Set forth below are certain investment restrictions applicable to the American Century Portfolio and the New Discovery Portfolio. Fundamental restrictions may not be changed by the Board of Trustees of the Trust (the “Board”) without a majority vote of shareholders as required by the Investment Company Act of 1940 (the “1940 Act”). Non-fundamental restrictions may be changed by the Board without shareholder approval.

Fundamental Investment Restrictions Applicable To AST American Century Income & Growth Portfolio

The American Century Portfolio will not:

1. Issue senior securities, except as permitted under the 1940 Act.

2. Borrow money, except that the American Century Portfolio may (i) borrow money for non-leveraging, temporary or emergency purposes, and (ii) engage in reverse repurchase agreements and make other investments or engage in other transactions, which may involve a borrowing, in a manner consistent with the American Century Portfolio’s investment objective and policies; provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the American Century Portfolio’s assets (including the amount borrowed) less liabilities (other than borrowings) or such other percentage permitted by law. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law. Subject to the above limitations, American Century Portfolio may borrow from persons to the extent permitted by applicable law, including the 1940 Act, or to the extent permitted by any exemption from the 1940 Act that may be granted by the SEC, or any SEC releases, no-action letters or similar relief or interpretive guidance.

3. Underwrite securities issued by other persons, except to the extent that the American Century Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

4. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the American Century Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

5. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the American Century Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with the American Century Portfolio’s investment policies, or (ii) investing in securities of any kind.

6. Make loans, except that the American Century Portfolio may (i) lend portfolio securities in accordance with the American Century Portfolio’s investment policies in amounts up to 33 1/3% of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption therefrom that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

7. Purchase any security if, as a result, more than 25% of the value of the American Century Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities (or repurchase agreements with respect thereto).

8. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the American Century Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the American Century Portfolio.

If a restriction on the American Century Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in average duration of the American Century Portfolio’s investment portfolio, resulting from changes in the value of the American Century Portfolio’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restrictions (2) and (6), the American Century Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

With respect to investment restriction (6), the restriction on making loans is not considered to limit the American Century Portfolio’s investments in loan participations and assignments.

Fundamental Investment Restrictions Applicable To AST New Discovery Asset Allocation Portfolio

The New Discovery Portfolio will not:

1. Issue senior securities or borrow money or pledge its assets, except as permitted by the 1940 Act and rules thereunder, exemptive order, SEC release, no-action letter or similar relief or interpretations. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, reverse repurchase agreements, dollar rolls, short sales, derivative and hedging transactions such as interest rate swap transactions, and collateral arrangements with respect thereto, and transactions similar to any of the foregoing and collateral arrangements with respect thereto, and obligations of the New Discovery Portfolio to Trustees pursuant to any deferred compensation arrangements are not deemed to be a pledge of assets or the issuance of a senior security.

2. Underwrite securities issued by other persons, except to the extent that the New Discovery Portfolio may be deemed to be an underwriter (within the meaning of the Securities Act of 1933) in connection with the purchase and sale of portfolio securities.

3. Purchase or sell real estate unless acquired as a result of the ownership of securities or other instruments; provided that this restriction shall not prohibit the New Discovery Portfolio from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

4. Purchase or sell physical commodities unless acquired as a result of the ownership of securities or instruments; provided that this restriction shall not prohibit the New Discovery Portfolio from (i) engaging in permissible options and futures transactions and forward foreign currency contracts in accordance with its investment policies, or (ii) investing in securities of any kind.

5. Make loans, except that the New Discovery Portfolio may (i) lend portfolio securities in accordance with its investment policies in amounts up to 33 1/3 % of its total assets taken at market value, (ii) purchase money market securities and enter into repurchase agreements, (iii) acquire publicly distributed or privately placed debt securities, and (iv) make loans of money to other investment companies to the extent permitted by the 1940 Act or any exemption there from that may be granted by the SEC or any SEC releases, no-action letters or similar relief or interpretive guidance.

6. Purchase any security if, as a result, more than 25% of the value of the New Discovery Portfolio’s assets would be invested in the securities of issuers having their principal business activities in the same industry; provided that this restriction does not apply to investments in obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or to municipal securities (or repurchase agreements with respect thereto). For purposes of this limitation, investments in other investment companies shall not be considered an investment in any particular industry.

7. With respect to 75% of the value of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, (i) more than 5% of the value of the New Discovery Portfolio’s total assets would be invested in the securities of such issuer, or (ii) more than 10% of the outstanding voting securities of such issuer would be held by the New Discovery Portfolio.

If a restriction on the New Discovery Portfolio’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of New Discovery Portfolio assets invested in certain securities or other instruments, or change in average duration of the New Discovery Portfolio’s investment portfolio, resulting from changes in the value of its total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

With respect to investment restriction (5), the restriction on making loans is not considered to limit the New Discovery Portfolio’s investments in loan participations and assignments.

With respect to investment restriction (6), the New Discovery Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security for purposes of determining the percentage of the New Discovery Portfolio’s assets invested in the securities of issuers in a particular industry.

With respect to investment restrictions (1) and (5), the New Discovery Portfolio will not borrow or lend to any other fund unless it applies for and receives an exemptive order from the SEC, if so required, or the SEC issues rules permitting such transactions.

Non-Fundamental Investment Restrictions Applicable to AST American Century Income & Growth Portfolio

The American Century Portfolio considers large capitalization companies to be those with a market capitalization greater than $2 billion.

Non-Fundamental Investment Restrictions Applicable to AST New Discovery Asset Allocation Portfolio

The New Discovery Portfolio may invest in other investment companies to the extent permitted under the 1940 Act and the rules thereunder.

PRO FORMA FINANCIAL INFORMATION

The Reorganization is intended to consolidate the American Century Portfolio into the New Discovery Portfolio. The fund resulting from the Reorganization is sometimes referred to herein as the “Combined Portfolio.” The unaudited pro forma information set forth below for the 12-month period ended June 30, 2011 is intended to present ratios and supplemental data as if the Reorganization had been consummated at June 30, 2011.  Such unaudited pro forma information should be read in conjunction with the Trust’s Annual Report to Shareholders dated December 31, 2010 relating to the American Century Portfolio and the Trust’s Semi-Annual Report to Shareholders dated June 30, 2011 relating to the American Century Portfolio, each of which is on file with the SEC and is available at no charge.

As of June 30, 2011, the net assets of: (i) the American Century Portfolio were approximately $302.72 million; and (ii) the New Discovery Portfolio were zero. The pro forma net assets of the Combined Portfolio as of June 30, 2011 would have been approximately $302.72 million. The New Discovery Portfolio has no assets and has not yet commenced operations as of the date of this SAI.

The Portfolios have the same custodian, transfer agent and shareholder servicing agent, sub-transfer agent, and independent registered accounting firm.  Each of these service providers has entered into an agreement with the Trust or the Investment Manager, as the case may be, on behalf of each Portfolio, which governs the provision of services to the Portfolio. Such agreements contain the same terms with respect to each Portfolio.

Each of the American Century Portfolio and the New Discovery Portfolio is co-managed by Prudential Investments LLC (“PI”) and AST Investment Services, Inc. (“AST”). For ease of reference and clarity of presentation, the term “Investment Manager” is used throughout this SAI to refer to PI and AST as it relates to the Trust, the New Discovery Portfolio, and the American Century Portfolio.  The subadvisers for the American Century Portfolio and the New Discovery Portfolio are listed in the table below.

Portfolio	Subadviser(s)*
AST American Century Income & Growth Portfolio	American Century Investment Management, Inc.

AST New Discovery Asset Allocation Portfolio	Epoch Investment Partners, Inc. (“Epoch”)
Security Investors, LLC (“SGI” )
Brown Advisory, LLC (“Brown Advisory”)
EARNEST Partners, LLC (“EARNEST”)
Thompson, Siegel & Walmsley LLC (“TS&W”)
Bradford & Marzec LLC (“Bradford & Marzec”)
C.S. McKee, LP (“C.S. McKee”)

_____

* The seven subadvisers for the New Discovery Portfolio are collectively referred to in this SAI as the “New Discovery Subadvisers.”

The American Century Portfolio pays a contractual investment management fee rate of 0.75% of its average daily net assets. The New Discovery Portfolio will pay a contractual investment management fee rate of 0.85% of its average daily net assets to $4 billion and 0.83% of its average daily net assets exceeding $4 billion. During the 12-month period ended June 30, 2011, the American Century Portfolio paid gross investment management fees of $1,965,644 to the Investment Manager.  Assuming the Reorganization had been consummated, the New Discovery Portfolio would have paid gross investment management fees of $2,227,729 to the Investment Manager during the same 12-month period. That information is summarized below.

Fee or Expense Type	Paid by American Century Portfolio*	Paid by Combined Portfolio Assuming Completion of Reorganization (Pro Forma)**	Difference (Expressed in $)	Difference (Expressed in NAV Per Share)***
Investment Management Fee	$1,965,644	$2,227,729	$(262,085)	$(0.01)

* The amount of investment management fees paid by the American Century Portfolio to the Investment Manager as shown above does not reflect the application of the voluntary expense cap of 0.90% that was in effect during the 12-month period ended June 30, 2011 or the voluntary expense cap of 0.88% that is in effect as of the date hereof.

** The amount of investment management fees that would have been paid by the Combined Portfolio to the Investment Manager as shown above does not reflect the application of the contractual expense cap of 1.08% that will be in effect from the closing date of the Reorganization through May 1, 2013.
*** Shares outstanding at June 30, 2011 of 22,481,106 used for purposes of this calculation.

Each Portfolio pays certain “other expenses,” including expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-management Trustees, and certain other miscellaneous items. Each Portfolio also pays participating insurance companies an administrative services fee of 0.10% of its average daily net assets on an annualized basis, subject to certain voluntary asset-based breakpoints. During the 12-month period ended June 30, 2011, the American Century Portfolio paid $432,637 in other operating expenses. Assuming the Reorganization had been consummated, the New Discovery Portfolio would have paid $688,851 in other operating expenses during the same 12-month period.

Fee or Expense Type	Paid by American Century Portfolio*	Paid by Combined Portfolio Assuming Completion of Reorganization (Pro Forma)**	Difference (Expressed in $)	Difference (Expressed in NAV Per Share)***
Other Operating Expenses	$432,637	$688,851	$(256,214)	$(0.01)

* The amount of other operating expenses paid by the American Century Portfolio as shown above does not reflect the application of the voluntary expense cap of 0.90% that was in effect during the 12-month period ended June 30, 2011 or the voluntary expense cap of 0.88% that is in effect as of the date hereof.

** The amount of other operating expenses that would have been paid by the Combined Portfolio as shown above does not reflect the application of the contractual expense cap of 1.08% that will be in effect from the closing date of the Reorganization through May 1, 2013.
*** Shares outstanding at June 30, 2011 of 22,481,106 used for purposes of this calculation.

During the 12-month period ended June 30, 2011, the American Century Portfolio actually paid $2,359,536 in total expenses. Assuming the Reorganization had been consummated, the New Discovery Portfolio would have paid $2,830,527 in total expenses during the same 12-month period. As set forth in the Prospectus/Proxy Statement, PI and AST have contractually agreed to waive a portion of their investment management fees and/or reimburse certain expenses so that the investment management fees plus other expenses (exclusive in all cases of taxes, short sale interest and dividend expenses, brokerage commissions, distribution fees, acquired fund fees and expenses, and extraordinary expenses) for the New Discovery Portfolio do not exceed 1.08% of its average daily net assets through May 1, 2013.  This expense limitation may not be terminated or modified prior to May 1, 2013, but may be discontinued or modified thereafter.

Fee or Expense Type	Paid by American Century Portfolio	Paid by Combined Portfolio Assuming Completion of Reorganization (Pro Forma)	Difference (Expressed in $)	Difference (Expressed in NAV Per Share)*****
Total Operating Expenses	$2,398,281*	$2,916,580***	$(518,299)	$(0.02)
Net Operating Expenses (After Application of Relevant Expense Cap)	$2,359,536**	$2,830,527****	$(470,991)	$(0.02)

_____

* The amount of total operating expenses paid by the American Century Portfolio as shown above does not reflect the application of the voluntary expense cap of 0.90% that was in effect during the 12-month period ended June 30, 2011 or the voluntary expense cap of 0.88% that is in effect as of the date hereof.

** The amount of net operating expenses paid by the American Century Portfolio as shown above reflects the application of the voluntary expense cap of 0.90% that was in effect during the 12-month period ended June 30, 2011. Effective as of July 1, 2011, the voluntary expense cap for the American Century Portfolio was lowered from 0.90% to 0.88% of the American Century’s average daily net assets.

*** The amount of total operating expenses that would have been paid by the Combined Portfolio as shown above does not reflect the application of the contractual expense cap of 1.08% that will be in effect from the closing date of the Reorganization through May 1, 2013.

**** The amount of net operating expenses that would have been paid by the Combined Portfolio as shown above reflects the application of the contractual expense cap of 1.08% that will be in effect from the closing date of the Reorganization through May 1, 2013.

***** Shares outstanding at June 30, 2011 of 22,481,106 used for purposes of this calculation.

No significant accounting policies will change as a result of the Reorganization, specifically, policies regarding valuation of portfolio securities, or compliance with Section 817(h) of the Internal Revenue Code of 1986, as amended.  The performance history of the American Century Portfolio will terminate upon the completion of the Reorganization.

It is expected that some or all of the securities or other financial instruments held by the American Century Portfolio will be sold immediately before or immediately after completion of the Reorganization.  As a result, it is expected that some or all of the assets that are transferred from the American Century Portfolio to the New Discovery Portfolio in connection with the Reorganization will be in the form of cash.  The Investment Manager further expects that: (i) the American Century Portfolio and its shareholders will incur transaction costs ranging from $150,000 to $200,000 in connection with the sale of some or all of the American Century Portfolio’s holdings immediately before or immediately after completion of the Reorganization; and (ii) the direct shareholders of the American Century Portfolio (i.e., the Participating Insurance Companies) will recognize taxable gain or loss in connection with such sales by the American Century Portfolio.  Because of the federal tax-deferred treatment applicable to the Contracts, such sales of securities or other financial instruments by the American Century Portfolio are not, however, expected to result in taxable gain or loss for U.S. federal income tax purposes for Contract owners that beneficially own shares of the American Century Portfolio immediately prior to the Reorganization.

The Reorganization should be tax-free for U.S. federal income tax purposes. This means that no gain or loss should be recognized by the American Century Portfolio or its shareholders (i.e., the Participating Insurance Companies) as a result of the completion of the Reorganization. However, gain or loss will be recognized on any related sale of the American Century Portfolio’s holdings. The aggregate tax basis of the New Discovery Portfolio shares received by the shareholders of the American Century Portfolio in connection with the Reorganization will be the same as the aggregate tax basis of the American Century Portfolio shares held immediately before the Reorganization.

All costs and expenses directly related to the Reorganization will be paid by PI, AST, or their affiliates.

EXHIBIT A TO STATEMENT OF ADDITIONAL INFORMATION

Additional Information Relating To AST New Discovery Asset Allocation Portfolio

Introduction

The Trust SAI includes additional information regarding the Trust in general and its current Portfolios. The general information relating to the Trust (including information on its officers and trustees, management arrangements, service providers, investment strategies and transactions and brokerage) also relates to the New Discovery Portfolio. Additional information relating specifically to the New Discovery Portfolio is set forth in this Exhibit A to the SAI. The Trust SAI is included in Exhibit B to this SAI.

Subadvisory Agreements for New Discovery Portfolio

The Investment Manager has entered into, or will enter into, separate subadvisory agreements with each of the seven subadvisers named below pursuant to which the Investment Manager (and not the New Discovery Portfolio) will pay the relevant subadviser the annualized fee shown below.

Subadviser	Subadvisory Fee Rates
Epoch	0.275% of sleeve average daily net assets to $1 billion; and 0.20% of sleeve average daily net assets exceeding $1 billion

SGI	0.250% of sleeve average daily net assets to $250 million; and 0.20% of sleeve average daily net assets exceeding $250 million

Brown Advisory	0.30% of sleeve average daily net assets to $500 million; 0.250% of sleeve average daily net assets from $500 million to $1 billion; and 0.20% of sleeve average daily net assets exceeding $1 billion

EARNEST	0.45% of sleeve average daily net assets

TS&W	0.40% of sleeve average daily net assets to $500 million; and 0.350% of sleeve average daily net assets exceeding $500 million

Bradford & Marzec

For Sleeve Average Daily Net Assets to $100 million
0.390% of sleeve average daily net assets to $10 million;
0.285% of sleeve average daily net assets from $10 million to $50 million; and 0.250% of sleeve average daily net assets from $50 million to $100 million;

Reset if Sleeve Average Daily Net Assets Exceed $100 million
0.20% of sleeve average daily net assets to $100 million;
0.180% of sleeve average daily net assets from $100 million to $200 million; and
0.160% of sleeve average daily net assets exceeding $200 million

C.S. McKee

0.20% of sleeve average daily net assets to $100 million;
0.150% of sleeve average daily net assets from $100 million to $200 million; and
0.10% of sleeve average daily net assets exceeding $200 million

Portfolio Managers: Other Accounts

Additional Information About the Portfolio Managers—Other Accounts and Trust Ownership—
New Discovery Portfolio

For each of the New Discovery Subadvisers except Bradford & Marzec and Epoch, the following table sets forth information about the New Discovery Portfolio and accounts other than the New Discovery Portfolio for which the relevant portfolio managers are primarily responsible for day-to-day portfolio management as of November 30, 2011. The table shows, for each such portfolio manager, the number of accounts managed and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts whose fees are based on performance is indicated in italics typeface. The tables also set forth the dollar range of equity securities of each portfolio of the Trust beneficially owned by the relevant portfolio managers as of November 30, 2011. The relevant information for the portfolio managers from Bradford & Marzec is presented as of September 30, 2011. The relevant information for the portfolio managers from Bradford & Marzec is presented as of September 30, 2011.

Subadviser	Portfolio Manager(s)	Registered Investment Companies/Total Assets	Other Pooled Investment Vehicles/Total Assets	Other Accounts/Total Assets	Ownership of Portfolio Securities
Epoch	Janet Navon	3 / $761 million	7 / $645 million	9 / $201 million	None

Epoch	Michael Welhoelter	13 / $5.7 billion	33/$3.7 billion	144 / $8.9 billion	None

Epoch	David Pearl	7 / $2.7 billion	18 / $2.3 billion	100 / $6.6 billion	None

SGI	Mark A. Mitchell, CFA	7 / $619.544 million	None	None	None

Brown Advisory	Kenneth M. Stuzin, CFA	6 / $2.977 billion	5 / $918.428 million	136 / $2.822 billion	None

EARNEST	Paul E. Viera	12/$2.1824 billion (0) /(0)	23 /$1.0894 billion (0) / (0)	10 / $10.1189 billion (9) / $667.3 million	None

TS&W	Brandon Harrell, CFA	1 / $119.2 million	0	0	None

Bradford & Marzec	Douglas Lopez, CFA	None	None	274 Accounts (89 Institutional/185 SMA)/ $4.1 Billion 2 Accounts/ $163.6 Million	None

Bradford & Marzec	Terence Reidt, CFA	None	None	274 Accounts (89 Institutional/185 SMA)/ $4.1 Billion 2 Accounts/ $163.6 Million	None

Bradford & Marzec	Jeffrey Brothers, CFA	None	None	274 Accounts (89 Institutional/185 SMA)/ $4.1 Billion 2 Accounts/ $163.6 Million	None

Bradford & Marzec	N. Graham Allen, FCMA	None	None	274 Accounts (89 Institutional/185 SMA)/ $4.1 Billion 2 Accounts/ $163.6 Million	None

Bradford & Marzec	Drew Sweeney	None	None	274 Accounts (89 Institutional/185 SMA)/ $4.1 Billion 2 Accounts/ $163.6 Million	None

C.S. McKee	Greg Melvin	1 / $203,480,818 1 / $41,819,093	11 / $813,849,966	599/$10,956,473,181 1 / $231,561,156	None

C.S. McKee	Bryan Johanson	None	1 / $40,679,048	263 / $4,685,536,603	None

C.S. McKee	Brian Allen	None	1 / $40,679,048	263 / $4,685,536,603	None

C.S. McKee	Jack White	None	1 / $40,679,048	263 / $4,685,536,603	None

C.S. McKee	Andrew Faderewski	None	1 / $40,679,048	263 / $4,685,536,603	None

Additional Information About the Portfolio Managers — Compensation and Conflicts of Interest —
New Discovery Portfolio

Set forth below, for each portfolio manager that is primarily responsible for the day-to-day portfolio management of the New Discovery Portfolio, is an explanation of the structure of, and method(s) used by the relevant New Discovery Subadviser to determine, portfolio manager compensation. Also set forth below, for each such portfolio manager for the New Discovery Portfolio, is an explanation of any material conflicts of interest that may arise between a portfolio manager’s management of the New Discovery Portfolio’s investments and investments in other accounts.

Epoch Compensation Policy.Portfolio managers and other investment professionals at Epoch are compensated through a combination of base salary, overall work performance bonus and equity ownership, if appropriate due to superior work performance and the performance of Epoch. The investment professional’s work performance is measured by Epoch, examining such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability and his or her ability to successfully interact with company management. Epoch avoids a compensation model that is driven by individual security performance and set against specific benchmarks, as this can lead to short term thinking which is contrary to Epoch’s value investment philosophy. Ultimately, equity ownership is the primary tool used by Epoch for attracting and retaining the best people. Shares are in the form of common stock subject to a vesting schedule.

Epoch Conflicts of Interest Policy.In Epoch’s view, conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Epoch’s other clients and/or accounts (together, the “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Epoch’s policy or procedure for handling them. Although Epoch has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Epoch seeks to minimize this by utilizing one investment approach (i.e., focus on free-cash flow), and by managing all Accounts on a strategy specific basis. Thus, all Accounts, whether they be fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.
If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Epoch has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Epoch may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations each Account generally receives pro rata allocations of any new issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or new issue investment include the account having FINRA restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.
With respect to securities transactions for the Accounts, Epoch determines which broker to use to execute each order, consistent with its duty to seek best execution. Epoch will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Epoch may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Epoch may place separate, non-simultaneous, transactions for the Fund and another Account, which may temporarily affect the market price of the security or the execution of the transaction to the detriment one or the other.
Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Epoch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy. The Code of Ethics generally requires that most transactions in securities by Epoch’s Access Persons and their family members (as defined in the Code), whether or not such securities are purchased or sold on behalf of the Accounts, be cleared prior to execution by appropriate approving parties and compliance personnel. Securities transactions for Access Persons’ personal accounts also are subject to quarterly transaction reporting and annual holdings reporting requirements.
Epoch manages some Accounts under performance based fee arrangements. Epoch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Epoch generally requires portfolio decisions to be made on a product specific basis. Epoch also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Epoch requires average pricing of all aggregated orders. Finally, Epoch has adopted a policy prohibiting Portfolio Managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

SGI Compensation Policy. SGI compensates each portfolio manager for his/her management of the New Discovery Portfolio. The portfolio managers' compensation consists of an annual salary and the potential for two discretionary awards through a short-term incentive plan and a long-term incentive plan.

The short-term incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the investment team. Senior management then determines individual allocations based primarily on contribution to pre-tax investment performance over the most recent one year period as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

Certain portfolio managers are also incented through a long-term incentive plan, which is designed to reward the portfolio managers on the growth of the business as a whole. This pool funds over a three year timeframe based on the operating income growth of the business. Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers' contributions to the company's success as determined by management.

SGI also has a relocation plan for personnel that include its portfolio managers, which provides the following benefits:

A. Costs associated with the transportation and storage of household goods;

B. Reasonable and customary charges associated with the sale of the previous, primary residence (not to exceed $30,000);

C. Temporary living expenses (not to exceed 60 days);

D. Pre-move travel for associate and spouse to locate new housing;

E. Costs for associate and his or her dependents to travel from the old location to the new residence.

Reimbursements for expenses that are not tax deductible will be “grossed up” (at the IRS supplemental tax rates) by SGI to minimize the associate’s tax liability. Tax deductible expenses paid by SGI will not be “grossed up.”

SGI Conflicts of Interest Policy.From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the New Discovery Portfolio on the one hand and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, “other accounts”) on the other. The other accounts might have similar investment objectives or strategies as New Discovery Portfolio, track the same indices the New Discovery Portfolio tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the New Discovery Portfolio. The other accounts might also have different investment objectives or strategies than the New Discovery Portfolio.

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the New Discovery Portfolio. Because of his or her position with the New Discovery Portfolio, the portfolio manager knows the size, timing and possible market impact of the New Discovery Portfolio’s trades. It is theoretically possible that the portfolio manager could use this information to the advantage of other accounts and to the possible detriment of the New Discovery Portfolio.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with comparable investment guidelines. An investment opportunity may be suitable for both the New Discovery Portfolio and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both a Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the New Discovery Portfolio and another account. SGI has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the New Discovery Portfolio and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the New Discovery Portfolio, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he/she manages.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the manager may have an incentive to allocate the investment opportunities that he/she believes might be the most profitable to accounts with a heavily performance-oriented fee.

Brown Advisory Compensation Policy. Brown Advisory compensates its portfolio managers with a compensation package that includes a base salary and variable incentive bonus. The incentive bonus is subjective. It takes into consideration a number of factors including but not limited to performance, client satisfaction and service and the profitability of the business. Portfolio managers who are members of the Brown Advisory’s management team may maintain a significant equity interest in the Brown Advisory enterprise. When evaluating a portfolio manager's performance, Brown Advisory compares the pre-tax performance of a portfolio manager's accounts to a relative broad-based market index over a trailing 1, 3, and 5 year time period. The performance bonus is distributed at calendar year-end based on, among other things, the pre-tax investment return over the prior 1, 3, and 5-year periods.

Brown Advisory Conflicts of Interest Policy.Brown Advisory may manage accounts in addition to the Portfolio, including proprietary accounts, employee accounts, separate accounts, private funds, long-short funds and other pooled investment vehicles. Such accounts may have different fee arrangements than the Portfolio, including performance-based fees. Management of such accounts may create conflicts of interest including but not limited to the bunching and allocation of transactions and allocation of investment opportunities. Brown Advisory may give advice and take action with respect to any of its other clients which may differ from advice given, or the timing or nature of action taken, with respect to the Portfolio, however Brown Advisory seeks as a matter of policy, to achieve best execution and to the extent practical, to allocate investment opportunities over a period of time on a fair and equitable basis. Brown Advisory has adopted a Code of Ethics and other policies and procedures which we believe to be reasonably designed to ensure that clients are not harmed by potential or actual conflicts of interest; however, no policy or procedures can guarantee detection, avoidance or amelioration or every situation where a potential or actual conflict of interest may arise.

EARNEST Compensation Policy.All EARNEST Partners personnel are paid a salary and a discretionary bonus. A portion of the bonus may consist of profit sharing and/or deferred compensation. The Company also matches a portion of employees' 401(k) contributions, if any. The bonus is a function of client satisfaction with respect to investment results and service. Equity ownership is another component of compensation for the portfolio managers. The firm is employee-owned.

EARNEST Conflicts of Interest Policy.EARNEST Partners may be responsible for managing one or more of the Portfolios in addition to other client accounts which may include, but are not limited to, proprietary accounts, separate accounts and other pooled investment vehicles. EARNEST Partners may manage other client accounts which may have higher fee arrangements than the Portfolio(s) and/or may also have performance-based fees. Side-by-side management of these other client accounts may create potential conflicts of interest which may relate to, among other things, the allocation of investment opportunities and the aggregation and allocation of transactions.
EARNEST Partners seeks best execution with respect to all securities transactions and to aggregate and allocate the securities to client accounts in a fair and equitable manner. EARNEST Partners has implemented policies and procedures that it believes are reasonably designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. Specifically, EARNEST Partners manages client accounts to model portfolios that are approved by its investment committee, and aggregates and then allocates securities transactions to client accounts in a manner that EARNEST Partners believes to be fair and equitable.

TS&W Compensation Policy.For each portfolio manager, TS&W’s compensation structure includes the following components:  base salary, annual bonus, retirement plan employer contribution and access to a voluntary income deferral plan and participation in the TS&W equity plan.

Base Salary.  Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as employment market conditions and competitive industry standards.

Bonus.  Each portfolio manager is eligible to receive an annual discretionary bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager.  Bonus amounts are discretionary and based on an assessment of the portfolio manager’s meeting specific job responsibilities and goals. Investment performance versus peer groups and benchmarks are taken into consideration.

Retirement Plan Employer Contribution.  All employees are eligible to receive an annual retirement plan employer contribution under a qualified retirement plan, subject to IRS limitations.  The contributions are made as a percent of eligible compensation and are at the sole discretion of TS&W.

Deferred Compensation Plan.  Portfolio managers meeting certain requirements are also eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Equity Plan. Key employees may be awarded deferred TS&W equity grants. In addition, key employees may purchase TS&W equity directly.

TS&W Conflicts of Interest Policy.TS&W seeks to minimize actual or potential conflicts of interest that may arise from its management of the Fund and management of non-Fund accounts. TS&W has designed and implemented policies and procedures to address (although may not eliminate) potential conflicts of interest, including, among others, performance based fees; hedge funds; aggregation, allocation, and best execution or orders; TS&W’s Code of Ethics which requires personnel to act solely in the best interest of their clients and imposes certain restrictions on the ability of Access Persons to engage in personal securities transactions for their own account(s), and procedures to ensure soft dollar arrangements meet the necessary requirements of Section 28(e) of the Securities Exchange Act of 1934. TS&W seeks to treat all clients fairly and to put clients’ interests first.

Bradford & Marzec Compensation Policy.Bradford & Marzec’s compensation methodology for Portfolio Managers consists of a competitive base salary and an annual bonus. The bonus component is based on several factors including the firm’s overall profitability, the Portfolio Manager’s investment performance contribution for his/her sector and positive contribution to the team’s decision-making process.

In addition, most of the senior investment professionals participate in the firm’s equity-based compensation arrangement as owners of equity membership interests in Bradford & Marzec, LLC, the operating company through which the firm conducts its investment management business.

The incentive compensation features of Bradford & Marzec’s bonus program provide substantial incentives to the investment professionals. The firm’s equity program provides long-term incentives allowing key personnel to share in the growth and enhanced equity value of the company with ownership participation in yearly profit distributions.

Bradford & Marzec Conflicts of Interest Policy.There are no material conflicts of interest that may arise between the Portfolio Manager’s management of a Portfolio’s investments and investments in other accounts.

C.S. McKee Compensation Policy.All employees at C.S. McKee are compensated in accordance with an annual compensation package comprising elements predicated upon both individual and corporate achievements.

Compensation for portfolio managers takes several forms:

•	A salary that is competitive based upon responsibility and geographic (Southwest Pennsylvania) area.

•	Incentive compensation that is based upon several elements, including 1 and 3 year net-of-fee outperformance hurdles relative to the appropriate benchmark index and achieving top quartile universe ranking. Incentives are not attained until performance exceeds the benchmarks by an amount approximating fees.

•	Ownership that takes the form of directly held limited partnership interests in the firm.

C.S. McKee Conflicts of Interest Policy.Every access person shall notify the compliance officer of the C.S. McKee of any personal conflict of interest relationship which may involve a Fund or Portfolio, such as the existence of any economic relationship between their transactions and securities held or to be acquired by any Portfolio or Fund. C.S. McKee’s compliance officer shall notify the compliance officer of a Fund of any personal conflict of interest relationship which may involve the Fund. Such notification shall occur in the pre-clearance process.

Epoch Proxy Voting Policy

Epoch votes proxies in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts. Epoch will not respond to proxy solicitor requests unless Epoch determines that it is in the best interest of clients to do so.

Epoch does not complete proofs-of-claim on behalf of clients for current or historical holdings; however, Epoch will assist clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of Epoch.

In light of Epoch’s fiduciary duty to its clients, and given the complexity of the issues that may be raised in connection with proxy votes, the firm has retained Institutional Shareholder Services (“ISS”). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers. The services provided to the firm include in-depth research, voting recommendations, vote execution and recordkeeping. Notwithstanding the foregoing, the firm will use its best judgment to vote proxies in the manner it deems to be in the best interests of its clients. In the event that judgment differs from that of ISS, the firm will memorialize the reasons supporting that judgment and retain a copy of those records for the firm’s files. Additionally, the CCO will periodically review the voting of proxies to ensure that all such votes – particularly those diverging from the judgment of ISS – were voting consistent with the firm’s fiduciary duties.

Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, neither Epoch nor ISS will be allowed to vote proxies on behalf of Clients when those clients have adopted a securities lending program. The firm recognizes that clients who have adopted securities lending programs have made a general determination that the lending program provides a greater economic benefit than retaining the ability to vote proxies. Notwithstanding this fact, in the event that the firm becomes aware of a proxy voting matter that would enhance the economic value of the client’s position and that position is lent out, the firm will make reasonable efforts to inform the client that neither the firm nor ISS is able to vote the proxy until the client recalls the lent security.

In certain markets where share blocking occurs, shares must be “frozen” for trading purposes at the custodian or sub-custodian in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to three weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in blocking markets, the firm retains the right to vote or not, based on the determination of the firm’s investment personnel. If the decision is made to vote, the firm will process votes through Risk-Metrics unless other action is required as detailed in this policy.

Procedures for Specific Conflicts of Interest

Conflict Scenario 1: In the event that Epoch intends to deviate from the proxy voting recommendation of RiskMetrics and if an EPHC Board Member is also a board member of the public company with the proxy being voted upon, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.

Conflict Scenario 2: In the event that Epoch intends to deviate from the proxy voting recommendation of RiskMetrics and where the public company is an entity that Epoch has a significant business relationship, then Epoch shall bring the proxy voting issue to the attention of affected Clients for guidance on how to vote the proxy.

For the purpose of this policy, a “significant business relationship” means (a) a broker-dealer that comprises 10 percent or more of the firm’s total dollar amount of transaction flow for the prior 12 months; (b) a firm that is the sponsor of a wrap program or managed account platform for which Epoch is currently a manager but only to the extent that firm’s revenue from such program or platform exceeds 10% of the firm’s total revenue; (c) a Client that is a public company that has retained the firm as an investment manager and the Client has at least $50 million in assets under management with the firm; and (d) a Client that is a 401(k) plan or defined benefit plan for a public company that has retained the firm as an investment manager and the Client has at least $50 million in assets under management with the firm.

Procedures for Proxy Solicitation

In the event that any officer or employee of Epoch receives a request to reveal or disclose of Epoch’s voting intention on a specific proxy event, then the officer or employee must forward the solicitation onto the Chief Compliance Officer.

Procedures for ISS Policy Selection

Epoch applies the various country specific benchmark guidelines for all accounts unless specifically instructed to apply other criteria by the client. A list of the benchmark guidelines is provided in Attachment A.

Procedures for Voting Disclosure

Upon request, Epoch will provide clients with their specific proxy voting history.

Recordkeeping

Epoch must maintain the documentation described in the following section for a period of not less than five (5) years, the first two (2) years at its principal place of business. The firm will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

The Client Service group will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•

Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request.

Proxy voting records:

•	The proxy voting record periodically provided by RiskMetrics.

•	Documents prepared or created by Epoch that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•

Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

The CCO will ensure that Part 2A of Form ADV is updated as necessary to reflect: (i) all material changes to this policy; and (ii) regulatory requirements related to proxy voting disclosure.

SGI Proxy Voting Policy

SGI’s Proxy Voting Policies and Procedures are designed to ensure that proxies are voted in the best interests of the applicable fund client.

SGI has adopted Proxy Voting Guidelines which it uses in voting specific proposals. However, the vote entered on a particular fund’s behalf with respect to a particular proposal may differ from the Proxy Voting Guidelines if it is determined to be in the best interest of such fund. In addition, the manner in which specific proposals are to be voted may differ based on the type of fund involved. For example, a specific proposal may be considered on a case-by-case basis for one fund, while all other funds may always vote in favor of the proposal. The Proxy Voting Guidelines cannot provide an exhaustive list of all the issues that may arise, nor can SGI anticipate all future situations. The Guidelines cover such agenda items as the election of directors, ratification of auditors, management and director compensation, anti-takeover mechanisms, mergers and corporate restructuring, and social and corporate policy issues.

SGI has delegated to an independent third party (the “Service Provider”) the responsibility to review proxy proposals and to vote proxies in a manner consistent with the Proxy Voting Guidelines. The Service Provider notifies SGI of all proxy proposals that do not fall within the Proxy Voting Guidelines (i.e., proposals which are either not addressed in the Proxy Voting Guidelines or proposals for which SGI has indicated that a decision will be made on a case-by-case basis), and SGI then directs the Service Provider how to vote on that particular proposal.

SGI may occasionally be subject to conflicts of interest in the voting of proxies. Accordingly each has adopted procedures to identify potential conflicts and to ensure that the vote made is in the best interest of the particular fund and is not a result of the conflict.

Pursuant to such procedures, SGI may resolve a conflict in a variety of ways, including the following: voting in accordance with its established voting guidelines; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; or abstaining. Ultimately, if SGI cannot resolve a conflict of interest, it will seek guidance from the board of directors/Trustees of the relevant fund.

Proxy materials from an issuer or its information agent are forwarded to registered owners of record, typically a fund’s custodian bank. SGI may be unable to vote or may determine not to vote a proxy on behalf of one or more funds. For example, SGI will generally abstain from voting a proxy in circumstances where, in its respective judgment, the costs exceed the expected benefits to the relevant fund.

Brown Advisory Proxy Voting Policy

Brown Advisory shall vote proxies consistent with its Proxy Policy, a summary of which follows. Generally, the firm’s research analysts vote actively recommended issuers and obtain research from a proxy service for recommendations for voting proxies of all other issues. Clients may, at any time, opt to change voting authorization. Upon notice that a client has revoked the firm’s authority to vote proxies, the firm will forward such materials to the party identified by client.
Routine Matters

Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. However, the position of the issuer’s management will not be supported in any situation where it is determined not to be in the best interests of the client.

Election of Directors: Proxies shall be voted for a management-proposed slate of directors unless there is a contested election of directors or there are other compelling corporate governance reasons for withholding votes for such directors. Management proposals to limit director liability consistent with state laws and director indemnification provisions shall be supported because it is important for companies to be able to attract qualified candidates.
Appointment of Auditors: Management recommendations shall generally be supported.

Changes in State of Incorporation or Capital Structure: Management recommendations about re-incorporation shall be supported unless the new jurisdiction in which the issuer is reincorporating has laws that would materially dilute the rights of shareholders of the issuer. Proposals to increase authorized common stock should be examined on a case-by-case basis. If the new shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of outstanding shares upon issuance, then such proposals should be evaluated to determine whether they are in the best interest of the client.

Non-Routine Matters

Corporate Restructurings, Mergers and Acquisitions: These proposals should be examined on a case-by-case basis because they are an extension of an investment decision.

Proposals Affecting Shareholder Rights: Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally should not be supported.

Anti-takeover Issues: Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis taking into account the rights of shareholders and the potential effect on the value of the firm.

Executive Compensation: Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans, should be examined on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned.

Social and Political Issues: These types of proposals should generally not be supported if they are not supported by management unless they would have a readily-determinable, positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer.

Conflicts of Interest
A “conflict of interest,” means any circumstance when the firm or one of its affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. The firm should vote proxies relating to such issuers in accordance with the following procedures:

Routine Matters Consistent with Policy. The firm may vote proxies for routine matters as required by this Policy.

Immaterial Conflicts: The firm may vote proxies for non-routine matters consistent with this Policy if it determines that the conflict of interest is not material. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the firm’s decision-making in voting a proxy. Materiality determinations will be based upon an assessment of the particular facts and circumstances.

Material Conflicts and Non-Routine Matters: If the firm believes that (A) it has a material conflict and (B) that the issue to be voted upon is non-routine or is not covered by this Policy, the firm may abstain. The firm may also abstain from voting proxies in other circumstances, including, for example, if voting may be unduly burdensome or expensive, or otherwise not in the best economic interest of the clients, such as (by example and without limitation) when foreign proxy issuers impose unreasonable or expensive voting or holding requirements or when the costs to effect a vote would be uneconomic relative to the value of the client’s investment in the issuer.

EARNEST Proxy Voting Policy

Proxy Policies

As a general rule, EARNEST Partners (“EARNEST”) will vote against actions which would reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments. A partial list of issues that may require special attention are as follows: classified boards, change of state of incorporation, poison pills, unequal voting rights plans, provisions requiring supermajority approval of a merger, executive severance agreements, and provisions limiting shareholder rights.

In addition, the following will generally be adhered to unless EARNEST is instructed otherwise in writing by the Client:

•	EARNEST will not actively engage in conduct that involves an attempt to change or influence the control of a portfolio company.

•	EARNEST will not announce its voting intentions or the reasons for a particular vote.

•	EARNEST will not participate in a proxy solicitation or otherwise seek proxy voting authority from any other portfolio company shareholder.

•	EARNEST will not act in concert with any other portfolio company shareholders in connection with any proxy issue or other activity involving the control or management of a portfolio company.

•

All communications with portfolio companies or fellow shareholders will be for the sole purpose of expressing and discussing EARNEST’s concerns for its Clients’ interests and not in an attempt to influence the control of management.

Proxy Procedures

EARNEST has designated a Proxy Director. The Proxy Director will consider each issue presented on each portfolio company proxy. The Proxy Director will also use available resources, including proxy evaluation services, to assist in the analysis of proxy issues. Proxy issues presented to the Proxy Director will be voted in accordance with the judgment of the Proxy Director, taking into account the general policies outlined above and the Adviser’s Proxy Voting Guidelines (currently ISS Taft-Hartley Advisory Services Proxy Voting Guidelines). Therefore, it is possible that actual votes may differ from these general policies and the Adviser’s Proxy Voting Guidelines. In the case where EARNEST believes it has a material conflict of interest with a Client, the Proxy Director will utilize the services of outside third party professionals (currently ISS Taft-Hartley Advisory Services) to assist in its analysis of voting issues and the actual voting of proxies to ensure that a decision to vote the proxies was based on the Client’s best interest and was not the product of a conflict of interest. In general, ISS Taft-Hartley Advisory Services Proxy Voting Guidelines are based on a worker-owner view of long-term corporate value and conform to the AFL-CIO proxy voting policy. In the event the services of an outside third party professional are not available in connection with a conflict of interest, EARNEST will seek the advice of the Client.

A detailed description of EARNEST’s specific Proxy Voting Guidelines will be furnished upon written request. You may also obtain information about how EARNEST has voted with respect to portfolio company securities by calling, writing, or emailing us at:

EARNEST Partners
1180 Peachtree Street NE, Suite 2300
Atlanta, GA 30309
invest@earnestpartners.com
(404) 815-8772

EARNEST reserves the right to change these policies and procedures at any time without notice.

TS&W Proxy Voting Policy

Thompson, Siegel & Walmsley LLC (TS&W) acknowledges it has a fiduciary obligation to its clients that requires it to monitor corporate events and vote client proxies. TS&W has adopted and implemented written policies and procedures reasonably designed to ensure that proxies for domestic and foreign stock holdings are voted in the best interest of our clients on a best efforts basis. TS&W recognizes that it (i) has a fiduciary responsibility under the Employee Retirement Income Securities Act (ERISA) to vote proxies prudently and solely in the best interest of plan participants and beneficiaries (ii) will vote stock proxies in the best interest of the client (non-ERISA) when directed (together, our “clients”). TS&W has developed its policy to be consistent with, wherever possible, enhancing long-term shareholder value and leading corporate governance practices. TS&W has retained the services of Institutional Shareholder Services (ISS). ISS is a Registered Investment Adviser under the Investment Advisers Act of 1940. As a leading provider of proxy voting and corporate governance services with 20+ years of experience, ISS serves more than 1,700 institutions. ISS’s core business is to analyze proxies and issue informed research and objective vote recommendations for more than 38,000 companies across 115 markets worldwide. ISS provides TS&W proxy proposal research and voting recommendations and votes accounts on TS&W’s behalf under the guidance of ISS’s standard voting guidelines which include:

• Operational Issues	• Corporate Responsibility
• Board of Directors	• Consumer Issues and Public Safety
• Proxy Contests	• Environment and Energy
• Anti-takeover Defenses and Voting Related Issues	• General Corporate Issues
• Mergers and Corporate Restructurings	• Labor Standards and Human Rights
• State of Incorporation	• Military Business
• Capital Structure	• Workplace Diversity
• Executive & Director Compensation	• Mutual Fund Proxies
• Equity Compensation Plans
• Specific Treatment of Certain Award Types in Equity Plan Evaluations
• Other Compensation Proposals & Policies
• Shareholder Proposals on Compensation

TS&W’s proxy coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TS&W’s general policy regarding the voting of proxies is as follows:

Proxy Voting Guidelines:

Routine and/or non-controversial, general corporate governance issues are normally voted with management; this would include the Approval of Independent Auditors.

Occasionally, ISS may vote against management’s proposal on a particular issue; such issues would generally be those deemed likely to reduce shareholder control over management, entrench management at the expense of shareholders, or in some way diminish shareholders’ present or future value. From time to time TS&W will receive and act upon the client’s specific instructions regarding proxy proposals. TS&W reserves the right to vote against any proposals motivated by political, ethical or social concerns. TS&W and ISS will examine each issue solely from an economic perspective.

A complete summary of ISS’s voting guidelines, domestic & foreign, are available at: http://www.issgovernance.com/policy/2011/policy_information

Conflicts of Interest:

Occasions may arise during the voting process in which the best interests of the clients conflicts with TS&W’s interests. Conflicts of interest generally include (i) business relationships where TS&W has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies (ii) personal or family relationships whereby an employee of TS&W has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative. If TS&W determines that a material conflict of interest exists, TS&W will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TS&W.

Proxy Voting Process:

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Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TS&W retains authority to override the votes (before cut-off date) if they disagree with the vote recommendation.

•	The Proxy Coordinator will monitor the voting process at ISS via Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

•	For proxies not received at ISS, TS&W and ISS will make a best efforts attempt to receive ballots from the clients’ custodian.

•	TS&W will be responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring.

•	Associate Portfolio Manager (proxy oversight representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email. TS&W has the ability to override vote instructions, and the Associate Portfolio Manager will consult with TS&W’s Investment Policy Committee or product managers in these types of situations.

•	All proxies are voted solely in the best interest of clients.

•	Proactive communication takes place via regular meetings with ISS’s Client Relations Team.

Practical Limitations Relating to Proxy Voting:

While TS&W uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for TS&W to do so. Identifiable circumstances include:

•	Limited Value. TS&W may abstain from voting in those circumstances where it has concluded to do so would have no identifiable economic benefit to the client-shareholder.

•	Unjustifiable Cost. TS&W may abstain from voting when the costs of or disadvantages resulting from voting, in TS&W’s judgment, outweigh the economic benefits of voting.

•	Securities Lending. Certain of TS&W’s clients engage in securities lending programs under which shares of an issuer could be on loan while that issuer is conducting a proxy solicitation. As part of the securities lending program, if the securities are on loan at the record date, the client lending the security cannot vote that proxy. Because TS&W generally is not aware of when a security may be on loan, it does not have an opportunity to recall the security prior to the record date. Therefore, in most cases, those shares will not be voted and TS&W may not be able fully to reconcile the securities held at record date with the securities actually voted.

•	Failure to Receive Proxy Statements. TS&W may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Proxy Voting Records & Reports:

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The proxy information is maintained by ISS on TS&W’s behalf and includes the following: (i) name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the proxy was voted (for, against, abstained), (viii) whether the proxy was voted for or against management, and (ix) documentation materials to make the decision. TS&W’s Proxy Coordinator coordinates retrieval and report production as required or requested.

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Clients will be notified annually of their ability to request a copy of our proxy policies and procedures. A copy of how TS&W voted on securities held is available free of charge upon request from our clients or by calling us toll free at (800) 697-1056.

Bradford & Marzec Proxy Voting Policy

Proxy Policies. Not Applicable. As a fixed income-only manager, the firm is unable to actively participate in corporate governance issues and proxy voting, as these are procedures extended to equity holders.

C.S. McKee Proxy Voting Policy

Objective

The objective of C.S. McKee’s proxy voting process is to maximize the long-term investment performance of its clients.

Policy

It is C.S. McKee’s policy to vote all proxy proposals in accordance with management recommendations except in instances where the effect of particular resolutions could adversely affect shareholder value. In such cases, it is C.S. McKee’s policy to vote against these proposals. Examples of proposals which could negatively impact shareholder interests include, but are not limited to the following:
1.      Anti-takeover amendments such as fair price provisions and staggered board provisions.
2.     Poison pill provisions designed to discourage another entity from seeking control.
3.     Greenmail attempts.
4.     Golden parachutes and related management entrenchment measures.
5.     Oversized stock option grants, strike price revisions.
Procedure

C.S. McKee’s procedure for processing proxy statements is as follows:
1. Upon receipt, all proxy material will be forwarded to the Investment Administrative Assistant for his/her review. Specifically, proxies will be reviewed for material conflict of interest and in such cases will be addressed by the Compliance Department to ensure that resolutions are voted in the best interest of shareholders.
2. If the proxy proposals are routine and contain no proposals adverse to the investment interests of our clients, the Investment Administrative Assistant will vote the resolutions in favor of management. The vote will be reviewed and signed by the Chief Investment Officer, or in his/her absence, by the senior equity portfolio manager.
3. If non-routine proposals or proposals considered to have a potentially negative investment performance impact are discovered, the Chief Investment Officer will review the particular resolutions thoroughly with the equity manager responsible for the investment.
4. After this review, if the Chief Investment Officer determines that specific proposals could have a negative investment performance effect, he will vote against those proposals.
5. The Chief Investment Officer will review any exceptional provisions which are of significant investment interest with the Chief Executive Officer before voting on those issues.
6. Copies of all proxy material, along with our voting record, will be maintained by the Investment Administrative Assistant.

7. The Chief Investment Officer will review our proxy voting record with the Chief Executive Officer annually, or more often if necessary.

EXHIBIT B TO STATEMENT OF ADDITIONAL INFORMATION

Statement of Additional Information of Advanced Series Trust, Dated May 1, 2011

The Statement of Additional Information of Advanced Series Trust, dated May 1, 2011 (the “Trust SAI”) is incorporated herein by reference and is included with, and considered to be a part of, this SAI.  For purposes of this EDGAR filing, the Trust SAI was filed with, and included in, Post-Effective Amendment No. 86 to the Registration Statement on Form N-1A of Advanced Series Trust (Securities Act File No. 33-24962 and Investment Company Act File No. 811-5186) that was filed with the SEC pursuant to Rule 485(b) under the Securities Act of 1933, as amended, on April 15, 2011.

PART C

OTHER INFORMATION

ITEM 15 .  Indemnification

Section 5.2 of the Amended and Restated Declaration of Trust provides as follows:

The Trust shall indemnify each of its Trustees, Trustees Emeritus, officers, employees, and agents (including persons who serve at its request as directors, officers, employees, agents or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, trustee emeritus, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to be liable to the Trust or its Shareholders by reason of having acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless approved as in the best interests of the Trust, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts, that (i) such person acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust and (ii) is not liable to the Trust or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties; or the trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that (x) if the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person, and (y) based upon a review of readily available facts such trustee, officer, employee or agent did not engage in willful misfeasance, gross negligence or reckless disregard of duty.  The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise.  The Trustees may make advance payments in connection with indemnification under this Section 5.2, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification and, provided further, that the Trust shall have obtained protection, satisfactory in the sole judgment of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), against losses arising out of such advance payments or such Trustees , or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts that there is reason to believe that such person will be found to be entitled to such indemnification.

With respect to liability of the Investment Manager to Registrant or to shareholders of Registrant’s Portfolios under the Investment Management Agreements, reference is made to Section 13 or 14 of each form of Investment Management Agreement filed herewith or incorporated by reference herein.

With respect to the Sub-Advisors’ indemnification of the Investment Manager and its affiliated and controlling persons, and the Investment Manager’s indemnification of each subadviser and its affiliated and controlling persons, reference is made to Section 14 of each form of Sub-Advisory Agreement filed herewith or incorporated by reference herein.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, trustees emeritus, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant or expenses incurred or paid by a trustee, trustee emeritus, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, trustee emeritus, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16 .  Exhibits

(1).(a). Second Amended and Restated Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 57 to Registrant’s Registration Statement for Form N-1A (File Nos. 33-24962 and 811-5186) (the “N-1A Registration Statement”), which Amendment was filed via EDGAR on February 27, 2006, and is incorporated herein by reference.

(b) Amendment to Declaration of Trust of Registrant. Filed as an exhibit to Post-Effective Amendment No. 62 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 26, 2007, and is incorporated herein by reference.

(2). By-laws of Registrant. Filed as an exhibit to Post-Effective Amendment No. 50 to N-1A Registration Statement, which Amendment was filed via EDGAR on February 18, 2005, and is incorporated herein by reference.

(3). None.

(4). Form of Plan of Reorganization of Advanced Series Trust, on behalf of AST American Century Income & Growth Portfolio and AST New Discovery Asset Allocation Portfolio.  Filed herewith as Exhibit A to the Prospectus/Proxy Statement contained within this Registration Statement on Form N-14.

(5). None.

(6)(a) Form of Investment Management Agreement among the Registrant, American Skandia Investment Services, Incorporated and Prudential Investments LLC for the various portfolios of the Registrant. Filed as an exhibit to Post-Effective Amendment No. 49 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 30, 2004, and is incorporated herein by reference.

(b) Amended Fee Schedule to Investment Management Agreement. To be filed by amendment to N-1A Registration Statement.

(c) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Epoch Investment Partners, Inc. for the AST New Discovery Asset Allocation Portfolio. To be filed by amendment to N-1A Registration Statement.

(d) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Security Investors, LLC for the AST New Discovery Asset Allocation Portfolio. To be filed by amendment to N-1A Registration Statement.

(e) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Brown Advisory, LLC for the AST New Discovery Asset Allocation Portfolio. To be filed by amendment to N-1A Registration Statement.

(f) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and EARNEST Partners, LLC for the AST New Discovery Asset Allocation Portfolio. To be filed by amendment to N-1A Registration Statement.

(g) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Thompson, Siegel & Walmsley LLC for the AST New Discovery Asset Allocation Portfolio. To be filed by amendment to N-1A Registration Statement.

(h) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and Bradford & Marzec LLC for the AST New Discovery Asset Allocation Portfolio. To be filed by amendment to N-1A Registration Statement.

(i) Sub-advisory Agreement among AST Investment Services, Incorporated, Prudential Investments LLC and C.S. McKee, LP for the AST New Discovery Asset Allocation Portfolio. To be filed by amendment to N-1A Registration Statement.

(7). (a) Sales Agreement between Registrant and American Skandia Life Assurance Corporation.  Filed as an exhibit to Post-Effective Amendment No. 25 to N-1A Registration Statement , which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(b) Sales Agreement between Registrant and Kemper Investors Life Insurance Company.  Filed as an Exhibit to Post-Effective Amendment No. 20 to N-1A Registration Statement, which Amendment was filed via EDGAR on December 24, 1996, and is incorporated herein by reference.

(8). None.

(9). (a) Custodian Agreement dated July 1, 2005 between the Registrant and PFPC Trust Company (PFPC). Filed as an Exhibit to Post-Effective Amendment No. 58 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(b) Custodian Agreement between the Registrant and The Bank of New York (BNY) dated November 7, 2002, as amended, incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of Dryden Municipal Bond Fund, filed via EDGAR on June 29, 2005 (File No. 33-10649).

(c) Amendment dated December 27, 2007, to Custodian Agreement between the Registrant and BNY.  Incorporated by reference to the Prudential Investment Portfolios 7, formerly known as JennisonDryden Portfolios, Post-Effective Amendment No. 37 to the Registration Statement on Form N-1A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(d) Amended and Restated Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc. (PMFS), dated May 29, 2007. Incorporated by reference to the Dryden Municipal Bond Fund Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A filed via EDGAR on June 29, 2007 (File No. 33-10649).

(e) Amendment dated December 27, 2007 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Prudential Investment Portfolios 7, formerly known as JennisonDryden Portfolios, Post- Effective Amendment No. 37 to the Registration statement of on Form N1-A filed via EDGAR on December 21, 2007 (File No. 33-9269).

(f) Amendment dated September 2, 2008 to Amended and Restated Transfer Agency and Service Agreement dated May 29, 2007. Incorporated by reference to the Target Portfolio Trust Post-Effective Amendment No. 27 to the Registration Statement filed on Form N-1A, which was filed via EDGAR on December 29, 2008 (File No. 33-50476), and is incorporated herein by reference.

(g) Transfer Agency Services Agreement dated July 1, 2005 between the Registrant and PFPC Inc. Filed as an Exhibit to Post-Effective Amendment No. 58 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 28, 2006, and is incorporated herein by reference.

(10). Not applicable.

(11). Opinion and Consent of Goodwin Procter LLP, counsel for Registrant.  Filed herewith.

(12). Form of Opinion and Consent of Shearman & Sterling LLP, special tax counsel to Registrant, supporting tax matters and consequences to shareholders. Filed herewith.

(13). (a) Amended Administration Agreement between Registrant and Provident Financial Processing Corporation.  Filed as an Exhibit to Post-Effective Amendment No. 25 to N-1A Registration Statement, which Amendment was filed via EDGAR on March 2, 1998, and is incorporated herein by reference.

(b) Service Agreement between American Skandia Investment Services, Incorporated and Kemper Investors Life Insurance Company.  Filed as an Exhibit to Post-Effective Amendment No. 21 to N-1A Registration Statement, which Amendment was filed via EDGAR on February 28, 1997, and is incorporated herein by reference.

(c) Amended and Restated Participation Agreement dated June 8, 2005 by and among Registrant, American Skandia Life Assurance Corporation (now Prudential Annuities Life Assurance Corporation), American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC.  Filed as an Exhibit to the Registration Statement on Form N-14 (File No. 333-126542), which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(d) Amended and Restated Participation Agreement dated June 8, 2005 by and among Registrant, Pruco Life Insurance Company, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC.  Filed as an Exhibit to the Registration Statement on Form N-14 (File No. 333-126542), which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(e) Amended and Restated Participation Agreement dated June 8, 2005 by and among Registrant, Pruco Life Insurance Company of New Jersey, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc. and Prudential Investment Management Services LLC. Filed as an Exhibit to the Registration Statement on Form N-14 (File No. 333-126542), which was filed via EDGAR on July 12, 2005, and is incorporated herein by reference.

(f) Participation Agreement among Pramerica of Bermuda Insurance Company, American Skandia Trust, American Skandia Investment Services, Inc., Prudential Investments LLC, American Skandia Marketing, Inc., and Prudential Investment Management Services LLC. Filed as an exhibit to Post-Effective Amendment No. 74 to N-1A Registration Statement, which Amendment was filed via EDGAR on April 23, 2009, and is incorporated herein by reference.

(14). Consent of Independent Registered Public Accounting Firm, KPMG LLP, of Advanced Series Trust. Filed herewith.

(15). None.

(16). Power of Attorney. Filed herewith.

(17). Form of voting instruction card. Filed herewith.

ITEM 17. Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Newark and State of New Jersey, on the 6th day of January, 2012.

By:	/s/ Stephen Pelletier
Stephen Pelletier
President

As required by the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 6th day of January, 2012.

Signature	Title	Date
/s/ STEPHEN PELLETIER*	Trustee and President (Principal Executive Officer)
Stephen Pelletier
/s/ GRACE C. TORRES*	Treasurer (Principal Financial and Accounting Officer)
Grace C. Torres
/s/ SAUL K. FENSTER, PH.D.*	Trustee
Saul K. Fenster, Ph.D.
/s/ DELAYNE DEDRICK GOLD*	Trustee
Delayne Dedrick Gold
/s/ ROBERT F. GUNIA*	Trustee
Robert F. Gunia
/s/ W. SCOTT MCDONALD, JR.*	Trustee and Vice-Chairman
W. Scott McDonald, Jr.
/s/ THOMAS T. MOONEY*	Trustee and Chairman
Thomas T. Mooney
/s/ THOMAS M. O’BRIEN*	Trustee
Thomas M. O’Brien
/s/ F. DON SCHWARTZ*	Trustee
F. Don Schwartz
/s/ SUSAN DAVENPORT AUSTIN*	Trustee
Susan Davenport Austin
*By: /s/ JOHN P. SCHWARTZ	Assistant Secretary, Attorney-in-Fact	January 6, 2012
John P. Schwartz

* Pursuant to Powers of Attorney filed herein as Exhibit 16

Exhibits

Table of Contents

Exhibit Number	Description

(4)

Plan of Reorganization of Advanced Series Trust, on behalf of AST American Century Income & Growth Portfolio and AST New Discovery Asset Allocation Portfolio.  Filed herewith as Exhibit A to the Prospectus/Proxy Statement contained within this Registration Statement.

(11)	Opinion and Consent of Goodwin Procter LLP, counsel for the Registrant.

(12)	Form of Opinion & Consent of Shearman & Sterling LLP, special tax counsel to the Registrant, supporting tax matters and consequences to shareholders.

(14)	Consent of Independent Registered Public Accounting Firm, KPMG LLP, of Advanced Series Trust.
(16)	Power of Attorney.

(17)	Form of voting instruction cards.